                          SUN CAPITAL ADVISERS TRUST-SM-

                          SEMI-ANNUAL REPORT JUNE 30, 2001

                                   ---------------------------------------------
                                               Sun Capital Money Market Fund-SM-
                                      Sun Capital Investment Grade Bond Fund-SM-
                                                Sun Capital Real Estate Fund-SM-
                                                     SC-SM- Davis Financial Fund
                                                 SC-SM- Davis Venture Value Fund
                                                      SC-SM- INVESCO Energy Fund
                                             SC-SM- INVESCO Health Sciences Fund
                                                  SC-SM- INVESCO Technology Fund
                                          SC-SM- INVESCO Telecommunications Fund
                                     SC-SM- Neuberger Berman Mid Cap Growth Fund
                                      SC-SM- Neuberger Berman Mid Cap Value Fund
                                                        SC-SM- Value Equity Fund
                                                       SC-SM- Value Managed Fund
                                                       SC-SM- Value Mid Cap Fund
                                                     SC-SM- Value Small Cap Fund
                                                   SC-SM- Blue Chip Mid Cap Fund
                                                SC-SM- Investors Foundation Fund
                                                       SC-SM- Select Equity Fund

[SUN LIFE FINANCIAL LOGO]

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers, Inc.-Registered Trademark-, a member of the Sun Life Financial group of companies.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 MONEY MARKET FUND

For the six months ended June 30, 2001, the total return of the Money Market Fund was 2.28%, compared to 2.65% for the Merrill Lynch three-month U.S. Treasury Bill Index.

At June 30, 2001, the Fund had net assets of $86.4 million compared to $41.3 million at year-end. The Fund had a seven-day yield of 3.46% and an average maturity of 48 days. The Fund's benchmark had an average maturity of 75 days. The portfolio was 84% invested in highly rated commercial paper and short-term corporate securities, 11% in Treasury and agency discount paper, and 5% in other liquid short term investments.

During the first half of 2001, money market interest rates, as measured by the three-month Treasury bill, traded in a range between 3.41% and 5.90%. The yield on three-month Treasury bills began the year at the high at 5.90%, declined to 3.41% by mid-June and closed the quarter at 3.66%. 90-day commercial paper yields declined over 250 basis points to 3.70% during the six months. Due to continued concerns over declining profitability and business capital spending, in addition to weak expansion of consumption and slow growth abroad, the Federal Reserve's Open Market Committee cut the Federal Funds a total of six times during the first six months. The first five times were 50 basis point moves while the last was 25, decreasing the rate from 6.50% to 3.75%. It is anticipated that the Federal Reserve could lower rates further during the second half of 2001 depending on further signs of economic weakness.

TOP TEN ISSUERS
AT JUNE 30, 2001
-------------------------------------------------------------------
                                                    % OF NET ASSETS
                                                    ---------------
Federal Home Loan Mortgage                               8.0%
General Electric Capital Corp.                           4.1%
Citicorp                                                 3.6%
Procter & Gamble Co.                                     3.6%
Household Finance Corp.                                  3.5%
American General ECN                                     3.5%
Dupont E.I. De Nemours & Co.                             3.5%
Texaco, Inc.                                             3.5%
Hewlett Packard Co.                                      3.5%
BellSouth Corp.                                          3.5%

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COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MONEY MARKET FUND
AND THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 MONEY        MERRILL LYNCH
              MARKET FUND  3-MONTH T-BILL INDEX
Dec 7, 1998       $10,000               $10,000
Dec 31, 1998      $10,031               $10,030
Mar 31, 1999      $10,138               $10,136
Jun 30, 1999      $10,246               $10,255
Sep 30, 1999      $10,363               $10,385
Dec 31, 1999      $10,495               $10,513
Mar 31, 2000      $10,635               $10,660
Jun 30, 2000      $10,785               $10,822
Sep 30, 2000      $10,949               $10,985
Dec 31, 2000      $11,114               $11,164
Mar 31, 2001      $11,257               $11,332
Jun 30, 2001      $11,368               $11,459

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001**

                                                                 LIFE OF
                                SIX MONTHS  ONE YEAR  TWO YEARS  FUND***
                                ----------  --------  ---------  -------
Money Market Fund.............      2.28%     5.41%      5.33%    5.13%
Merrill Lynch 3-month U.S.
  T-Bill Index................      2.65%     5.89%      5.73%    5.46%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2001.

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MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTMENT GRADE BOND FUND

The return on the Investment Grade Bond Fund for the six month period ended
June 30, 2001, was 3.86%. This was above the 3.62% return for the Lehman Brothers Aggregate Bond Index. The favorable returns for this period are primarily attributable to the improvement in the pricing of credit spreads. This trend began this past January as the Federal Reserve moved to stimulate the economy through a series of reductions of the Federal Funds rate. Secondarily, for most of this period, the portfolio was a beneficiary of a maturity structure concentrated within the five to ten-year maturity range.

Global economic momentum shifted lower during the first half of 2001. In the domestic economy, the most noticeable indicator was the ongoing fallout in the technology and telecommunication sectors. The unemployment rate has moved higher since the start of the year, increasing from 4.0% to 4.5%. Monthly non-farm payroll growth has been flat year-to-date, but has weakened most recently, averaging a minus 90,000 during the second quarter. Year-to-date, the housing sector has remained fairly resilient and the National Purchasing Manager Index
(NAPM) appears to be attempting a recovery off its near recession level lows. However, consumer confidence remains well below its high of last year and mounting layoffs may begin to impact both housing and the retail sector. Since January 3, these weak economic statistics have led the Federal Reserve to reduce the targeted Federal Funds rate from 6.0% to 3.75% at June 30. The Federal Reserve remains on guard, ready to address additional economic weakness.

In spite of deteriorating economic conditions and easier monetary policy year-to-date, only shorter maturity Treasury securities managed to rally. Three-month Treasury bill yields declined 224 basis points to 3.65% and two-year Treasury note yields decreased 85 basis points to 4.24%, but five-year Treasury note yields only fell three basis points to 4.95%. Contrary to what many investors would have expected, both ten and thirty-year Treasury yields rose 30 basis points to 5.41% and 5.76%, respectively. At almost 50 basis points above the current Federal Funds rate, the two-year Treasury yield reflects a mid-year market consensus that the Federal Reserve may be nearing the end of its easing cycle.

In general, we expect market trends in effect during the first half of the year to remain intact, making it beneficial to maintain our greater than market exposure to the spread sectors. We continue to focus on the lower end of the investment grade spectrum (bonds rated "A" and "BBB"), and at mid-year also have an 11.0% allocation to below investment grade credits. This is up from an 8.8% allocation at year-end. Corporate bond investments increased from 37.1% of the portfolio on December 31, to 40.4% of the portfolio at mid-year. This was offset by a decreased allocation to the Mortgage sector, which declined from 37.5% to 31.6% of the portfolio during this period. Treasury investments were also reduced during this period, decreasing from 12.6% to 8.9% at June 30. The portfolio quality remained steady at Aa3. The portfolio is well diversified and we will closely monitor industries for potential investment opportunity.

After a reduced degree of relative outperformance by the non-Treasury sectors in June, further spread narrowing in the credit markets is on pause at the moment, and there has been some slight spread widening. Investors are currently in the midst of digesting another round of negative corporate earnings warnings and they must assess the speed and magnitude of the anticipated economic rebound. Although we think investors need to be patient, there may be room for modest declines in interest rates if the Federal Reserve takes additional action. The incremental yield available across the credit markets currently offers an attractive premium while we await clearer signs of an economic recovery and a renewed move towards better relative performance. The portfolio will continue to concentrate investment exposure within the Corporate and Mortgage Backed sectors of the market.

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
TOP TEN BOND ISSUERS                                  TOP FIVE BOND INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Government National Mortgage Assn.        13.8%         U.S. Govt. & Agency Obligations         43.0%
Federal National Mortgage Assn.           10.6%         Telecommunications                       6.8%
U.S. Treasury Bonds and Notes              9.4%         Electric Utilities                       6.3%
Federal Home Loan Mortgage                 8.8%         Asset Backed                             4.9%
PEMEX Financial Ltd.                       1.7%         Broadcasting/Media                       4.4%
Lehman Brothers Holdings, Inc.             1.7%
American Express Credit Account
  Trust                                    1.6%
Calpine Corp.                              1.2%
Panamsat Corp.                             1.1%
Time Warner Entertainment Co.              1.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTMENT GRADE BOND FUND AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          LEHMAN BROTHERS AGGREGATE
              INVESTMENT GRADE BOND FUND         BOND INDEX
Dec 7, 1998                      $10,000                    $10,000
Dec 31, 1998                     $10,004                    $10,025
Mar 31, 1999                     $10,045                     $9,975
Jun 30, 1999                      $9,956                     $9,888
Sep 30, 1999                      $9,963                     $9,955
Dec 31, 1999                      $9,948                     $9,943
Mar 31, 2000                     $10,120                    $10,162
Jun 30, 2000                     $10,291                    $10,338
Sep 30, 2000                     $10,591                    $10,651
Dec 31, 2000                     $10,929                    $11,099
Mar 31, 2001                     $11,278                    $11,435
Jun 30, 2001                     $11,351                    $11,499

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001**

                                                                 LIFE OF
                                SIX MONTHS  ONE YEAR  TWO YEARS  FUND***
                                ----------  --------  ---------  -------
Investment Grade Bond Fund....      3.86%    10.29%      6.78%    5.07%
Lehman Brothers Aggregate Bond
  Index.......................      3.62%    11.23%      7.85%    5.51%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 REAL ESTATE FUND

For the six months ended June 30, 2001, the Fund posted a total return of 8.30% compared to a 10.39% return for the Morgan Stanley REIT Index.

The Morgan Stanley REIT Index outperformed the total return of most other major stock market indices for the latest quarter and year-to-date. After declining 50% from its high of just over 5000 in March of 2000 to 1650, which it reached in March of this year, the NASDAQ was due for a recovery. The index did just that, increasing almost 18% in the quarter. The other major indices continued to struggle, however, as other non-tech sectors, particularly energy, performed poorly. With technology fundamentals still weak and other sectors of the economy struggling, investors considered REIT's high dividend yields and compelling valuations very attractive.

Retail REITs were the best performers of the Fund for the first half of the year. Compelling valuations and high dividend yields have been the primary reasons for their strong performance year-to-date. Despite the slowing economy and its effects on retailers and retail REITs, well located, quality shopping centers and malls could continue to do well. Our retail REIT holdings fit the description of having well located, quality properties. Retail REITs Developers Diversified (+44%), IRT Property (+40%), and Macerich (+35%) were our top performers year to date. The stocks that hurt the Fund's performance included two apartment REITs with exposure to Northern California. AvalonBay Communities (-4%) and BRE Properties (-1%) are both excellent companies with high quality assets. Both REITs have significant exposure to Northern California, however, which has experienced rental declines owing to the dot-com fallout. Longer term, this market may perform well because the California markets remain under supplied with residential units (apartments, condominiums, and single-family homes).

The current weakness in the economy has made us take on somewhat of a defensive posture in the portfolio. We are now completely out of the lodging sector. Our belief is that fundamentals will continue to get worse before they get better and that valuations don't reflect the poor industry conditions. We remain overweight the apartment sector because of the fundamentals that drive the sector. The two groups most likely to rent apartments, 20-24 year olds forming households for the first time and individuals in their 50's whose children have moved away from home, are growing. Moreover, the apartment markets are currently in the best shape of any property type, with no market experiencing too much supply. Our portfolio is also overweight the industrial sector versus the index. This property type is historically known for its low volatility. The short construction cycle and relative lack of speculative construction allows the supply side of the equation to adjust to sluggish demand more quickly than in other property types. The shopping center sector is another area that we like. In particular we like shopping centers that have grocery stores as the anchor tenant. We believe grocery stores tend to be very stable tenants regardless of the economic environment.

In our opinion REITs still represent excellent value, particularly in light of uncertain times for the broader equity market. The average dividend yield for REITs is approximately 7% (roughly 150 basis points greater than the 10-yr Treasury yield), the average price/Funds from Operations (FFO) multiple is less than 10x (vs. price to cash flow of 13x for S&P 500), and the average price/NAV discount is estimated to be around 5%. In addition, REITs are still expected to grow their FFO (the REIT equivalent of earnings) 8% this year compared to an expected negative 1% growth for the S&P 500. Given these still-attractive valuation statistics, combined with reasonably healthy real estate fundamentals, REITs offer good total return prospects. We continue to look for appreciation throughout this year commensurate with FFO growth. Combined with the dividend yield, this would provide total return in the mid-teens.

TOP TEN ISSUERS                                       TOP FIVE PROPERTY TYPES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Equity Office Properties Trust             8.3%         Office                                  24.0%
SL Green Realty Corp.                      7.7%         Apartments                              23.1%
Apartment Investment & Management
  Co.                                      6.4%         Regional Malls                          13.1%
AvalonBay Communities, Inc.                5.6%         Mixed                                   11.2%
Public Storage, Inc.                       4.5%         Warehouse & Industrial                  10.7%
Reckson Associates Realty Corp.            4.5%
Equity Residential Properties Trust        4.4%
Mack-Cali Realty Corp.                     4.3%
CenterPoint Properties Corp.               4.3%
ProLogis Trust                             4.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE REAL ESTATE FUND AND THE MORGAN STANLEY REIT INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                MORGAN STANLEY
              REAL ESTATE FUND    REIT INDEX
Dec 7, 1998            $10,000         $10,000
Dec 31, 1998            $9,929          $9,774
Mar 31, 1999            $9,365          $9,303
Jun 30, 1999           $10,383         $10,226
Sep 30, 1999            $9,536          $9,398
Dec 31, 1999            $9,534          $9,330
Mar 31, 2000            $9,929          $9,577
Jun 30, 2000           $11,123         $10,571
Sep 30, 2000           $11,987         $11,396
Dec 31, 2000           $12,518         $11,887
Mar 31, 2001           $12,217         $11,829
Jun 30, 2001           $13,556         $13,121

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001**

                                                                 LIFE OF
                                SIX MONTHS  ONE YEAR  TWO YEARS  FUND***
                                ----------  --------  ---------  --------
Real Estate Fund..............      8.30%    21.88%     14.26%    12.61%
Morgan Stanley REIT Index.....     10.39%    23.54%     13.01%    11.14%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The Morgan Stanley REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from December 7, 1998 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS FINANCIAL FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

The past six months has been a challenging time to be invested in the U.S. stock market. Over the semi-annual period (ended June 30, 2001), the Davis Financial Fund returned -2.38%. By comparison, for the same period, the S&P 500 Index, a measure of the broader U.S. stock market, posted a return of -6.69%.

Performance over any six-month period can be unpredictable and insignificant within the context of a long-term investment strategy. We encourage our clients to maintain a long-term outlook when selecting and evaluating the success of different investments. Davis maintains a long-term outlook for each of the stocks and businesses selected for the Davis Venture Value Fund. Our Portfolio Managers believe the merits of their investment discipline will be clearly discernible over 3-, 5-, and 10-year horizons.

We remain invested in a broad range of companies across the financial sector: from global reinsurance firms, such as Transatlantic Holdings, to credit card transaction processing companies, like First Data Corp. While the particular market niche or business model of these companies may be very different, they are all alike in that we have a high degree of confidence in the quality of their managements and their long-term prospects for earnings growth.

Our financial positions posted very diverse performance over the past six months. The Fund's reinsurance, property and casualty, and credit analysis companies were the largest contributors to performance. Some of our strongest individual contributors to performance were Transatlantic Holdings, First Data Group, and Moody's Corp. Household International, a high-quality consumer finance company, has continued to post positive returns, despite the volatility in the broad stock market. On the other hand, several notable positions posted weak performance results due to earnings disappointments arising from the slowdown in the U.S. economy. This includes two of our larger holdings, charge and credit card provider American Express, and savings and loan institution Golden West Financial. We maintain a very high degree of confidence in the management teams that lead these two companies, and have strong conviction in the ability of each of these businesses to survive and grow over the long term.

The Fund also maintains some non-financial positions. A large position in Philip Morris benefited the Fund with positive performance over the past six months. Unfortunately, the Fund also held a smaller position in telecommunications equipment maker Tellabs, which declined significantly in value during the second quarter due to weak earnings results. While we continue to have confidence in this company's management, we underestimated the full impact that the collapsing telecom sector would have on this business.

We will continue to apply our Davis Investment Discipline in the current market environment. By maintaining a high standard for research over a full market cycle, we seek to add value for our clients by having the conviction to invest in quality companies during periods of negative market sentiment. Often, at these occasions, we are able to buy high quality global businesses at low valuations. The Davis family has long maintained that "you make most of your money in bear markets and recessions, but you do not realize it at the time."

The stock market has continued to experience strong volatility, as a result of mixed economic data. Investors remain concerned about the ultimate direction of the U.S. economy. We believe we are in a trading range market in the 10,000 to 15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and deteriorating earnings and profits, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

Notwithstanding a slow down in corporate spending, earnings and sales, in addition to rising labor and energy costs, we remain optimistic about the long-term potential of the U.S. economy. In the last 40 years the market has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s, and a dot-com implosion in the new millennium. We continue to seek out high quality, well-managed companies with strong long-term growth prospects, and build positions when the market presents us with value prices.

Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We select only high quality, well-managed financial companies with strong growth prospects for the portfolio. We will buy these stocks when the market presents us with value prices. Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology. Once we build a position, we will hold for the long-term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." We confidently believe this method is successful in building wealth over the long-term.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
TransAtlantic Holdings, Inc.               5.6%         Financial Services                      23.9%
American Express Co.                       5.3%         Insurance                               20.8%
Providian Financial Corp.                  4.5%         Banking S&L                              8.8%
Moodys Corp.                               4.4%         Investment Firm                          8.3%
Household International, Inc.              4.4%         Consumer Products                        4.1%
Phillip Morris Cos., Inc.                  4.1%
Tyco International Ltd.                    4.1%
Capital One Financial Corp.                3.7%
The New Dun & Bradstreet Corp.             3.7%
Citigroup, Inc.                            3.5%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS FINANCIAL FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       S&P
              DAVIS FINANCIAL FUND  500 INDEX
Jul 17, 2000               $10,000    $10,000
Jul 31, 2000               $10,010     $9,478
Aug 31, 2000               $10,880    $10,067
Sep 30, 2000               $10,930     $9,535
Oct 31, 2000               $10,930     $9,495
Nov 30, 2000               $10,390     $8,747
Dec 31, 2000               $11,339     $8,790
Mar 31, 2001               $10,157     $7,747
Jun 30, 2001               $11,069     $8,198

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED      LIFE OF
                                           JUNE 30, 2001        FUND***
                                          ----------------  ---------------
Davis Financial Fund....................           -2.38%            10.69%
S&P 500 Index...........................           -6.69%           -18.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Financial Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 DAVIS VENTURE VALUE FUND (SUBADVISED BY DAVIS SELECTED ADVISERS, L.P.)

The past six months has been a challenging time to be invested in the U.S. stock market. Over the semi-annual period (ended June 30, 2001), the Davis Venture Value Fund has returned -7.12%. This performance was roughly in-line with the S&P 500 Index, a measure of the broader U.S. stock market, which posted a return of -6.69%.

Performance over any six-month period can be unpredictable and insignificant within the context of a long-term investment strategy. We encourage our clients to maintain a long-term outlook when selecting and evaluating the success of different investments. Davis maintains a long-term outlook for each of the stocks and businesses selected for the Davis Venture Value Fund. Our Portfolio Managers believe the merits of their investment discipline will be clearly discernible over 3-, 5-, and 10-year horizons.

The Davis Venture Value Fund experienced very diverse performance among its holdings, during the past six months. Many of our holdings whose stocks prices had declined significantly in the year 2000 staged recoveries, and many of last year's stalwart performers fell significantly. For example, after a dramatic decline last year, shares of Sealed Air Corp. rose approximately 22% for the first six months of 2001, despite a slowdown in the company's core business and the continuing threat of asbestos litigation. Similarly, shares of Lexmark International, a manufacturer of inkjet and laser printers, increased in value almost 50% year-to-date, despite continued vulnerability of its underlying business as global economies slow and competitive pressures grow. By contrast, our holdings in the pharmaceutical industry, which were key drivers of our performance in the latter half of 2000, have seen a decline in share prices:
Merck shares have declined close to 31%, Bristol-Myers Squibb has declined 29%, and Eli Lilly has decreased in value approximately 20%. It is our belief that the underlying business fundamentals of these companies remain relatively intact and their valuations are reasonable.

Investments in telecommunications companies during the period were disappointing as industry fundamentals continued to erode. Our Portfolio Managers chose to pare and sell positions in notable mistakes from last year such as Lucent Technologies, Motorola, and AT&T. The proceeds were invested in other companies that were felt to have better long-term return potential such as Moody's, Philips Petroleum, Agere Systems, and Bank One. The most notable underperformer in the portfolio during the past six months was Tellabs, which declined almost 66% in value. While we continue to have confidence in this company's management, we underestimated the full impact that the collapsing telecom sector would have on this business.

We will continue to apply our Davis Investment Discipline in the current market environment. By maintaining a high standard for research over a full market cycle, we seek to add value for our clients by having the conviction to invest in quality companies during periods of negative market sentiment. Often, at these occasions, we are able to buy high quality global businesses at low valuations. The Davis family has long maintained that "you make most of your money in bear markets and recessions, but you do not realize it at the time."

The stock market has continued to experience strong volatility, as a result of mixed economic data. Investors remain concerned about the ultimate direction of the U.S. economy. We believe we are in a trading range market in the 10,000 to 15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and deteriorating earnings and profits, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

Notwithstanding a slow down in corporate spending, earnings and sales, in addition to rising labor and energy costs, we remain optimistic about the long-term potential of the U.S. economy. In the last 40 years the market has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s, and a dot-com implosion in the new millennium. We continue to seek out high quality, well-managed companies with strong long-term growth prospects, and build positions when the market presents us with value prices.

Our investment discipline remains the same throughout a full market cycle, regardless of the volatility conditions in the stock market. We select only high quality, well-managed companies with strong growth prospects for the portfolio. We will buy these stocks when the market presents us with value prices. Our research team is dedicated to identifying company management teams with smart business plans, strong track records for delivering results, entrepreneurial cultures, wise allocation of capital, and smart application of technology. Once we build a position, we will hold for the long-term. We will not change our investment discipline in reaction to market volatility, momentum, or investor "fads." We confidently believe this method is successful in building wealth over the long-term.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Tyco International Ltd.                    7.0%         Financial Services                      18.1%
Household International, Inc.              4.7%         Pharmaceuticals                         11.0%
American Express Co.                       4.6%         Insurance                                8.1%
Phillip Morris Cos., Inc.                  4.5%         Manufacturing                            8.0%
Citigroup, Inc.                            3.9%         Banking S&L                              6.2%
Merck & Co.                                3.7%
American International Group, Inc.         3.6%
Wells Fargo & Co.                          3.0%
United Parcel Service, Inc.                3.0%
Costco Wholesale Corp.                     3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DAVIS VENTURE VALUE FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P
              DAVIS VENTURE VALUE FUND  500 INDEX
Jul 17, 2000                   $10,000    $10,000
Jul 31, 2000                    $9,640     $9,478
Aug 31, 2000                   $10,220    $10,067
Sep 30, 2000                    $9,770     $9,535
Oct 31, 2000                    $9,790     $9,495
Nov 30, 2000                    $9,300     $8,747
Dec 31, 2000                    $9,858     $8,790
Mar 31, 2001                    $8,885     $7,747
Jun 30, 2001                    $9,156     $8,198

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED      LIFE OF
                                           JUNE 30, 2001        FUND***
                                          ----------------  ---------------
Davis Venture Value Fund................           -7.12%            -8.44%
S&P 500 Index...........................           -6.69%           -18.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO ENERGY FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

Due to the pullback in energy stocks, the INVESCO Energy Fund returned -8.10% during the period of May 1, 2001, inception of the Fund, to June 30, 2001, underperforming the S&P 500 Index return of -1.78%. In spite of their strong fundamentals, many of our holdings were simply unable to withstand the quarter's pressures. Natural gas pipeline company El Paso, for example, was hard-hit by the inventory build-up and slowdown in demand. On the positive side, we believe that the sharp drop-off in energy stock prices during the quarter has created many buying opportunities, and we have begun adding to our favorite names.

Oil and gas exploration firm Murphy Oil is one such favorite. Despite declining in June, it still managed to post a quarterly gain, and we believe that the company is strongly positioned due to its global presence and healthy product pipeline. It is precisely the kind of energy stock we target -- a company with expansive and low-cost production capacity and a sizeable exposure to North American natural gas.

The energy sector lost ground as a whole during the second quarter after suffering setbacks -- particularly in June -- surrounding uncertainty over the legal environment in California and the build-up of inventories. Oil and natural gas prices dropped sharply, though it's important to note that natural gas prices continued to stay at levels much higher than those of two years ago.

Indeed, in spite of the quarter's obstacles, we expect the demand for energy to remain a constant theme going forward. Thus far in 2001, the world is using an average of slightly less than 77 million barrels of crude oil per day -- more than ever before. Furthermore, excess capacity is currently at a 4% level versus 25% 15 years ago. Meanwhile, demand for natural gas is even more pressing. Consumption in the U.S. alone has increased more than 50% over the past 10 years, as exemplified by California's troubles. Though the slowdown in the U.S. economy has taken its toll this quarter, causing a short-term reduction in demand, we still expect natural gas prices to be historically high throughout the remainder of the year.

We remain optimistic about the outlook for the energy sector, since the underlying dynamics driving energy prices and industry earnings have not changed. There is simply not enough refinery or natural gas capacity to meet demand, and even a pronounced economic slowdown would only delay -- not stop --this cycle. Consequently, we believe that the energy industry is entering a multiyear cycle of capacity expansion, one that will provide ample opportunities for the diverse group of firms in which we invest.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Oregon Steel Mills, Inc.                   5.7%         Oil Gas-Exploration & Production        25.8%
Gulf Indonesia Resources Ltd.              5.7%         Natural Gas                             17.2%
Murphy Oil                                 5.3%         Oil & Gas-Drilling Equipment            17.0%
El Paso Corp.                              4.8%         Oil-International Integrated            11.3%
Nexen, Inc.                                4.4%         Oil Well Equipment & Services           10.0%
Kerr-McGee Corp                            4.2%
Ocean Energy                               4.2%
Dynegy, Inc. Class A                       3.7%
Nabors Industries, Inc.                    3.7%
Noble Drilling Corp.                       3.4%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO ENERGY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INVESCO       S&P
              ENERGY FUND  500 INDEX
May 1, 2001       $10,000    $10,000
May 31, 2001      $10,560    $10,067
Jun 30, 2001       $9,190     $9,822

CUMULATIVE TOTAL RETURNS**

                                                       LIFE OF
                                                       FUND***
                                                    --------------
INVESCO Energy Fund...............................          -8.10%
S&P 500 Index.....................................          -1.78%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Energy Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO HEALTH SCIENCES FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

In spite of the challenging market conditions, the INVESCO Health Sciences Fund posted a solid gain of 3.10% during the period of May 1, 2001, inception of the Fund, to June 30, 2001 versus the S&P 500 Index return of -1.78%. Our performance was attributable to careful stock selection, particularly within the specialty pharmaceuticals area. Representing this industry are smaller firms that either create and market a tighter range of targeted drugs or specialize in producing generic versions of popular medications -- and these companies tended to successfully navigate the second quarter's volatility.

King Pharmaceuticals, for example, was a standout performer for the Fund. During the quarter, the company boosted its 2001 revenue and earnings projections, thanks to continued sales growth in its branded drug products. King's cardiovascular drug Altace recently received an improved label from the FDA regarding mortality and heart attack prevention, and the fact that all of the firm's sales transpire within the United States also proved beneficial. Because of this, King has not fallen prey to the strength of the U.S. dollar, which has caused currency losses for larger pharmaceutical companies exporting products abroad.

In the second quarter, the turbulence experienced by the broader market was evident in the health care sector as well. Against a backdrop of lower interest rates, mixed economic data, and weak corporate earnings, uncertainty prevailed, with investors vacillating between pharmaceutical and biotechnology stocks. The former were pressured by talk of a possible upcoming economic recovery, which brought on a rotation into more growth-oriented issues. Generally deemed "defensive," drug stocks were negatively impacted by this trend. Meanwhile, biotech companies rallied early on along with the NASDAQ Composite Index, only to give back some gains later in the period as the wave of unfavorable second-quarter earnings preannouncements took hold.

Looking ahead, we remain bullish on these specialty pharmaceuticals, including generics. Meanwhile, we believe that signs of the market's movement toward recovery could cause biotechnology companies to prosper during the second half of the year. Therefore, we recently increased our biotech exposure, focusing on companies less speculative in nature with products already on the market today or in late-stage trials. At the same time, our view toward large, diversified pharmaceuticals is less positive, as products have been dropping out of many such firms' pipelines and a negative preannouncement in June from bellwether Merck & Co somewhat dampened our expectations.

TOP TEN EQUITY HOLDINGS                               TOP INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
AstraZeneca Group PLC Sponsored ADR        4.4%         Pharmaceuticals                         49.5%
American Home Products Corp.               4.2%         Biotechnology                           30.1%
Aventis SA Sponsored ADR                   3.8%         Health Care Medical Equipment            6.8%
Pfizer, Inc.                               3.8%         Health Care Providers                    6.8%
Johnson & Johnson                          3.7%
King Pharmaceuticals, Inc.                 3.4%
IDEC Pharmaceuticals Corp.                 3.4%
MedImmune, Inc.                            3.3%
Abbott Laboratories                        3.2%
Teva Pharmaceutical Industries Ltd.
  ADR                                      3.0%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO HEALTH SCIENCES FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    INVESCO            S&P
              HEALTH SCIENCES FUND  500 INDEX
May 1, 2001                $10,000    $10,000
May 31, 2001               $10,360    $10,067
Jun 30, 2001               $10,310     $9,822

CUMULATIVE TOTAL RETURNS**

                                                       LIFE OF
                                                       FUND***
                                                    --------------
INVESCO Health Sciences Fund......................           3.10%
S&P 500 Index.....................................          -1.78%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Health Sciences Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO TECHNOLOGY FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

The INVESCO Technology Fund returned -12.60% versus the S&P Index return of -1.78% during the period May 1, 2001, inception of the Fund, to June 30, 2001. Renewed enthusiasm for technology stocks gave way to another bout of pessimism, though there were bright spots with the Fund, particularly in the software sector. Our significant software exposure stems from our expectation that it will be among the first sectors to recover due to demand from corporations or enterprises as opposed to carrier or service providers. We expect enterprises to be more sensitive to Federal Reserve interest rate cuts and, as such, demand will pick up at a faster rate than in the carrier sector, where substantial overcapacity remains.

Also making solid contributions to performance was the Fund's semiconductor holdings, which is our second largest sector weighting. This group generally advanced during the quarter despite conflicting indications regarding how quickly business is changing, and whether it is improving or deteriorating.

The second quarter witnessed both the NASDAQ Composite Index and technology stocks turning in a positive double-digit return, with the bulk of the gains coming in April. But the quarter was also highly volatile, as optimism about improving business conditions waned when it became apparent that, as the U.S. stabilized, Europe's economy has slowed at faster than expected rates.

As the period progressed, an increasing number of companies acknowledged their inability to meet investors' expectations and preannounced disappointing earnings for the quarter. By period end, investor sentiment had become as volatile as the stocks. Investors' conviction remains at a low level due to the lack of consistent evidence that the economy is either improving or bottoming.

As before, companies still have little visibility in their near-term business outlook. Consequently, we expect volatility to be the order of the day as conviction is low and the news is confusing to investors.

The Fund remains positioned in the companies that we believe will dominate their respective markets in the next upcycle. We continue to closely monitor the fundamentals driving the companies we own, and this bottom-up research gives us confidence that we are positioned in the best stocks -- those that will outperform as the market rebounds.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Celestica, Inc.                            2.4%         Computer Software & Services            25.7%
Smartforce PLC Sponsored ADR               2.4%         Electronics-Semiconductors              16.2%
Flextronics International Ltd.             2.3%         Communications-Equipment &
AOL Time Warner, Inc.                      2.2%         Manufacturing                           11.4%
Microsoft Corp.                            2.1%         Electrical Equipment                     9.7%
Microchip Technology, Inc.                 1.9%         Computer Systems                         6.4%
Peregrine Systems, Inc.                    1.9%
Brocade Communications Systems,
  Inc.                                     1.8%
Dell Computer Corp.                        1.7%
Veritas Software Corp.                     1.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO TECHNOLOGY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  INVESCO         S&P
              TECHNOLOGY FUND  500 INDEX
May 1, 2001           $10,000    $10,000
May 31, 2001           $8,850    $10,067
Jun 30, 2001           $8,740     $9,822

CUMULATIVE TOTAL RETURNS**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
INVESCO Technology Fund...........................          -12.60%
S&P 500 Index.....................................           -1.78%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Technology Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESCO TELECOMMUNICATIONS FUND (SUBADVISED BY INVESCO FUNDS GROUP, INC.)

The INVESCO Telecommunications Fund returned -21.40% during the period of May 1, 2001, inception of the Fund, to June 30, 2001 and lagged behind the S&P 500 Index return of -1.78%. Contributing to the Fund's poor relative performance was its exposure to telecommunications services companies, both the regional Bell operating companies (RBOCs) and competitive local exchange carriers, which investors continued to sell in the face of an uncertain fundamental outlook. Other sources of weakness were the Fund's wireless communication holdings. Meanwhile, the Fund's telecommunications infrastructure equipment holdings had mixed results.

On the positive side, the Fund's cable holdings, such as AOL Time Warner, performed well as investors found the recession-resistant nature of the cable industry's revenues attractive. Further supporting AOL's shares were the company's announcement that it would raise subscription rates for its Internet access service. If the price hike can stick, we believe it will be positive for the company.

Telecommunications stocks endured another difficult period, as investors remained leery of the sector's near-term earnings and revenue outlook. Several political developments also influenced the sector.

The RBOCs, which are the splinters of the former Ma Bell monopoly, experienced a slight setback after the House didn't approve a bill that would have given the group a backdoor into the long-distance market. The market hadn't expected the bill to pass, but some observers thought it would at least make it to the Senate before being voted down. Though not overly significant, this development was an incremental negative.

Elsewhere, Senator James Jeffords' (I-VT) defection from the Republican Party also offered investors something to consider. The move could alter the political balance in the Senate, which would be unfavorable for the RBOCs, who would likely benefit from a Republican-controlled Senate.

Over the next few months, the going could remain difficult. The economic slowdown has clearly affected the sector's sales and profits. Consequently, investor enthusiasm for the group will likely stay muted until it shows meaningful, sustainable improvement.

Nevertheless, we continue to maintain our strategy of identifying individual opportunities in the telecommunications sector that are capable of producing superior long-term returns. We remain optimistic that corporate telecommunications spending will increase over the next several years, which should translate into sustainable growth for select companies in the group.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Time Warner Telecom Class A                3.1%         Communications-Equipment &
AOL Time Warner, Inc.                      2.8%         Manufacturing                           17.4%
Allegiance Telecom, Inc.                   2.7%         Telephone                               14.2%
Qwest Communications Int'l, Inc.           2.6%         Telecommunications-Cellular &
Comcast Corp. Class A                      2.3%         Wireless                                11.2%
BellSouth Corp.                            2.3%         Computer Software & Services             5.4%
EchoStar Communications Class A            2.2%         Entertainment                            4.5%
Tekelec, Inc.                              2.2%
Amdocs Ltd.                                2.2%
Nextel Communications Class A              2.1%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESCO TELECOMMUNICATIONS FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      INVESCO             S&P
              TELECOMMUNICATIONS FUND  500 INDEX
May 1, 2001                   $10,000    $10,000
May 31, 2001                   $8,530    $10,067
Jun 30, 2001                   $7,860     $9,822

CUMULATIVE TOTAL RETURNS**

                                                        LIFE OF
                                                        FUND***
                                                    ---------------
INVESCO Telecommunications Fund...................          -21.40%
S&P 500 Index.....................................           -1.78%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the INVESCO Telecommunications Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP GROWTH FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

Since its inception on May 1, 2001, the Neuberger Berman Mid Cap Growth Fund has slightly under-performed the S&P MidCap 400/BARRA Growth Index, 1.10% vs. 1.78%, respectively. Portfolio holdings in the Healthcare, Consumer Cyclical, and Consumer Staple sectors contributed positively to overall performance, while the Technology and Energy sectors detracted from it.

During the period, six of the top ten largest contributors to portfolio performance were from the Healthcare sector (26.9% of total equity market value). The portfolio manager's focus is on the biotechnology industry within the healthcare sector, an area they feel offers tremendous growth opportunities. IDEC Pharmaceuticals (3.1%) is a biopharmaceutical company that is focused on cancer, immune, and inflammatory therapies. During the period the company reported strong first quarter performance and sales of Rituxan, a treatment for non-Hodgkins lymphoma, indicated strong growth going forward. The company updated investors on the status of the key drugs that are awaiting FDA approval; the pipeline remains solid. IDEC was up 42.5% during the period. Quest Diagnostics (2.7%) is the nation's leading provider of diagnostic testing services used by the medical profession in the detection, diagnosis, monitoring, and treatment of diseases. The company, whose stock was up 21.2% since it was purchased in the portfolio, has an extensive national network of laboratories and patient service centers. Imclone (1.7%) is a biopharmaceutical company engaged in development of cancer treatments. The gem in Imclone's drug development pipeline is called IMC-C225, an antibody that is used to treat patients with colon cancer who are not responding to traditional chemotherapy. Colon cancer is the second-leading cause of cancer death in the U.S. Based on early tests, the FDA announced it would place IMC-C225 on the fast track to approval as a new treatment for colon cancer. The fast track status has renewed interest in the entire biotech sector. Imclone was up 35% during the period.

Strong performance from Abercrombie & Fitch (1.6% of the portfolio) and Apollo Group (2.1%) made Consumer Cyclicals (13.1% of total equity market value) the second largest contributing sector during the period. Abercrombie & Fitch, the trendy apparel retailer, reported first quarter results that exceeded upwardly revised expectations. Sales and same store comparisons were strong, which led Management to present a robust earnings outlook. The stock was up 29.6% during the period. The Apollo Group, up 33.0% during the period, is a for profit university that runs 54 campuses and 96 learning centers in 35 states. The company targets professionals looking to continue their education. Apollo reported strong second quarter earnings, up 40% year-over-year on sales that rose 22%.

The largest drag on performance came from the Technology sector (28.3% of the portfolio) which was down 8.5% for the period. Shares of Micromuse (0.7%) and McLeod USA were down considerably. The telecommunications industry has been severely effected by the slowing U.S. economy, decreased demand, and inventory surpluses. In May, Micromuse reported results that were better than expected and Management indicated that although business conditions were tough the outlook continues to be positive. However, in June shares of Micromuse tumbled as the company stated the economic slowdown has made some customers reluctant to buy their product. Telecommunications companies use Micromuse software to detect failures in their networks. The stock ended the period down 45%. McLeod USA was removed from the portfolio to limit the portfolio's exposure to the troubled telecommunications industry, but not before the stock had declined 66.6%.

The second quarter of 2001 ended with most equity indices in positive territory, despite ongoing volatility related to dismal earnings releases and an uncertain economic environment. Following two years of dramatic performance differences between growth and value investments, the gap between the two investment styles narrowed significantly during the period, although growth stocks generally took the lead. Compared to other asset classes, mid-cap stocks turned in particularly good performance, benefiting from their attractive valuations and higher expected growth rates. Our consistency in emphasizing growing companies that we believe are capable of meeting or exceeding investors' expectations served investors well this quarter. In fact, of the companies in our portfolio that have already reported second quarter earnings, many have surpassed our expectations.

The portfolio managers believe that the market has recognized many of the challenges in the economy, but remains unsure of when conditions will improve. Although they cannot predict the future, they do expect the Federal Reserve Board's six interest rate cuts this year, along with tax relief in the form of refund checks, to help stimulate economic growth. As the markets become more rational, it is their belief that investors will reward those companies that are meeting or beating expectations, particularly those that can do so during challenging periods. Furthermore, the portfolio managers do not believe that an extraordinary underlying change has taken place in the economy. In fact, they remain confident that many of the themes they have focused on in the past will continue to play important roles in the future. These themes include the significant potential represented by new drug discoveries in the biotechnology field, outsourcing of services to make businesses more efficient, and Internet-related companies that have not only survived the fallout in technology, but proven to be viable business models.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Idec Pharmaceuticals Corp.                 3.1%         Computer Software/Services              13.2%
Genzyme Corp.                              2.8%         Biotechnology                           12.5%
Ivax Corp.                                 2.8%         Electronics-Semiconductors               6.0%
Quest Diagnostics, Inc.                    2.7%         Broadcasting/Media                       4.9%
Millennium Pharmaceuticals, Inc.           2.3%         Health Care-Specialized Service          4.9%
Sungard Data Sys, Inc.                     2.2%
Express Scripts, Inc.                      2.2%
Apollo Group, Inc.                         2.1%
Weatherford Intl, Inc.                     1.9%
Rational Software Corp.                    1.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP GROWTH FUND AND THE S&P MIDCAP 400/BARRA GROWTH INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN    S&P MIDCAP 400/BARRA
              MID CAP GROWTH FUND      GROWTH INDEX
May 1, 2001               $10,000               $10,000
May 31, 2001              $10,200               $10,275
Jun 30, 2001              $10,110               $10,178

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Neuberger Berman Mid Cap Growth Fund..............   1.10%
S&P MidCap 400/Barra Growth Index.................   1.78%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The S&P MidCap 400/BARRA Growth Index is a benchmark for mid-cap growth stock performance. The Index consists of companies in the S&P MidCap 400 Index, which is a market-value weighted index for mid-cap stock price movement.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Growth Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 NEUBERGER BERMAN MID CAP VALUE FUND
 (SUBADVISED BY NEUBERGER BERMAN MANAGEMENT, INC.)

From its inception on May 1, 2001 through June 30, 2001 the Neuberger Berman Mid Cap Value Fund has slightly underperformed the Russell Midcap Value Index. The Fund has risen 0.60% while the index has gained 1.46%. In the month of June, however, the Fund outperformed the index with a return of -0.30% versus an index return of -1.34%.

Financials (32.0% of total equity market value) benefited from the Federal Reserve's aggressive interest rate easing policy, as lower rates should stimulate a resurgence in capital markets activities. Absolute return was slightly below that of the index but our portfolio had greater exposure to the sector; the portfolio manager positioned the portfolio this way partly because of the Federal Reserve's aggressive interest rate easing policy and the expected resultant boost to performance. Heller Financial Inc. (1.55% of total net assets), a provider of commercial finance services, was the portfolio's third top contributor. Dime Bancorp. (1.63% of TNA) also made a positive contribution. In June, Washington Mutual agreed to purchase Dime for roughly $5.2 billion. Insurance companies such as XL Capital (1.59% of TNA) and MBIA Inc. (1.62% of
TNA) both exhibited strong performance. Continued pricing power helped XL Capital while MBIA was aided by strength in the bond insurance industry and positive expectations for earnings growth. MBIA has had a good long-term earnings record in varied economic environments. In addition, return on invested capital has been solid. The portfolio manager likes the company's management team, which has recently had a new addition, and its improved capital decisions relating to the pricing of their municipal products.

The Fund has recently purchased positions in several REITs, an area that has been gaining strength of late, as sales of properties have been strong despite the sluggish economy. This was done so in part because these companies have provided positive returns under difficult economic conditions due to their dividend yields and capital appreciation potential. In the current environment, banks have been unwilling to lend money for new properties, which has helped current property values and thus benefited many REITs. The portfolio manager has tried to focus on those asset classes that have added less supply in recent years, as overbuilding is what has hurt some areas in the past. He has avoided certain cities and areas; for example, he sold companies with significant exposure to the Silicon Valley.

Consumer Cyclicals (18.0% of total equity market value) had the most favorable impact on portfolio total return on a relative basis. The portfolio had a higher absolute return as compared to Russell MidCap Value sector components due to strong stock selection. The portfolio's overweight allocation also played a role in its sector outperformance of the index. Consumer Cyclicals, which also benefited from the Fed's rate cuts as well as from some signs of economic improvement, yielded three of the portfolio's top ten performers by contribution. AutoZone Inc. (1.46% of TNA), a retailer of automotive parts, and Carnival Corp. (1.49% of TNA), a cruise ship operator, both had strong stock performance and made solid contributions to total return.

Consumer Staples (7.8% of total equity market value) holdings also outperformed those of the index; the sector had much better absolute and relative performance. The portfolio, which had a similar allocation to the sector as the index, had strong stock selection that resulted in stronger returns. Westwood One Inc. (1.61% of TNA), a company that supplies information services and programming to radio and TV stations, was the biggest factor in sector outperformance with its 36% gain.

The portfolio manager feels media companies, found in both the Consumer Staples and Consumer Cyclicals sectors, possess attractive characteristics. He feels those we own are well positioned in their markets, have good balance sheets, provide significant free cash flow generation even under imperfect market conditions and, in many cases, sell at a discount to their private market value.

Energy (7.1% of total equity market value) and Utilities (6.8% of total equity market value) were the biggest detractors from portfolio total return. This was not, however, a portfolio-specific problem, but rather a result of general weakness in the two sectors. Despite strong earnings, Energy experienced weakness partly as a result of a possible increase in crude oil inventory levels and a decline in oil and natural gas prices. The California energy crisis and the possibility that many companies that supply energy in the state may have to refund money due to potential overcharges also hampered the performance of the sectors. Rowan Companies (0.43% of TNA) and EOG Resources (0.78% of TNA) were the primary culprits of negative returns in the Energy sector while Reliant Energy (which has been eliminated from the portfolio) was the main detractor in Utilities.

Technology (6.3% of total equity market value) also had a negative impact on portfolio total return. Individual stock performance was mixed, but the detractors had a larger impact than did the contributors. Cadence Design Systems (1.08% of TNA) had the least favorable impact on absolute return.

In the 2001 race, the market rose in its second quarter lap for its first quarterly gain since early 2000. Once again acting as pacesetter, the Federal Reserve gave the markets a push forward with three interest rate reductions over the course of the quarter. These cuts came on top of three cuts enacted in the first quarter and effectively lowered the fed funds rate to 3.75%, its lowest level since April '94. The combination of low inflation, a resilient consumer, declining energy prices and fiscal stimulus brought about by the signing of President Bush's tax cut bill helped pull the market into the black for the quarter. In fact, all major market indices generated positive total rates of return.

Although the markets benefited from a good deal of forward momentum, various factors acted as counter-forces and had investors 'running into the wind'. The onset of earnings warning season during the final month of the period exposed persistent and widespread corporate struggles in the face of a still sluggish economy. Investors continued to search for signs of increasing visibility and improving outlooks on both the corporate front as well as for the economy. Also, the announcement of record levels of corporate layoffs, still weak capital spending and a retracting manufacturing sector all contributed to downside volatility in the quarter.

In the end, positive market forces won control of the lead going into the turn of the year. Many hurdles do remain ahead for the market and its participants. But, with stimulus from rate and tax cuts and a recent past that has eliminated some of the market excesses, we are optimistic about the second half of the 2001 Market Race.

The investment environment will likely continue to be a challenging one, as a great deal of fundamental improvement needs to occur regarding corporate earnings and the economy. But we have seen some positive signs on both fronts and remain optimistic as well as opportunistic. We will continue to take advantage of market movements to initiate and to increase allocation to the companies we feel are of the best quality, have the most compelling valuations, and offer the best long-term investment potential. We will persist in our attempts to find companies and areas of the market with positive earnings growth and dividend yields. We are pleased with the strides we have been able to take thus far in creating and honing a high-quality portfolio that will perform well under various economic and market conditions.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Waste Management, Inc.                     2.5%         Electric Companies                      6.3%
Knight Ridder, Inc.                        2.0%         Savings & Loan                          6.0%
Omnicare, Inc.                             2.0%         Diversified Financials                  5.6%
H & R Block, Inc.                          1.9%         Insurance-Property                      5.3%
Broadwing, Inc.                            1.8%         Broadcasting/Media                      5.1%
Becton Dickinson & Co.                     1.7%
Greenpoint Finl Corp.                      1.7%
Dime Bancorp Inc New                       1.6%
MBIA, Inc.                                 1.6%
Westwood One, Inc.                         1.6%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NEUBERGER BERMAN MID CAP VALUE FUND AND THE RUSSELL MIDCAP VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               NEUBERGER BERMAN   RUSSELL MIDCAP
              MID CAP VALUE FUND   VALUE INDEX
May 1, 2001              $10,000         $10,000
May 31, 2001             $10,090         $10,284
Jun 30, 2001             $10,060         $10,146

CUMULATIVE TOTAL RETURNS**

                                                    LIFE OF
                                                    FUND***
                                                    -------
Neuberger Berman Mid Cap Value Fund...............   0.60%
Russell Midcap Value Index........................   1.46%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Neuberger Berman Mid Cap Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from May 1, 2001 (commencement of operations) to June 30,
2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE EQUITY FUND (SUBADVISED BY OPCAP ADVISORS)

In a challenging stock market environment, the Value Equity Fund provided a 2.50% total return in the first half of 2001, outperforming the Russell 1000 Value Index return of -1.26%.

We exceeded our benchmark and generated positive returns through good stock selection and a defensive investment posture in a period of uncertainty for the market. The Fund invests in common stocks trading at prices below our estimate of their inherent value. In particular, we seek to buy well-managed companies that have strong competitive positions, generate significant free cash flow and use that cash flow to create shareholder value. Our goal is to control risk and provide excellent long-term investment results.

The stock market declined sharply in the first quarter, then rallied in the second quarter to recover most of its losses. The market was affected throughout the half by investor concerns as to a softening economy and disappointing corporate profits.

In maintaining a defensive posture, we emphasized investments in companies that are relatively resistant to economic slowing. Throughout the half, we had only limited holdings of technology stocks, one of the weakest market sectors in the period, and this helped our relative performance. Moreover, the tech stocks we own performed extremely well, delivering a total return of 51% in the half, compared with a decline of 15% for the tech sector of the Standard & Poor's 500 Index.

Among individual stocks, the top five contributors to performance in the half were Microsoft (software), Computer Associates (software), Canadian Pacific (transportation, energy and hotels), Compuware (software) and Household International (consumer finance). We had purchased Microsoft because we felt investor concerns about the company's new products were exaggerated and because we believed it unlikely that the company would be broken up for antitrust violations. Both views proved correct, and we were rewarded with a 68% advance in Microsoft's share price during the half.

Approximately 30% of the Fund's assets are invested in banks and other financial stocks, especially those with strong balance sheets and favorable earnings prospects. Our financial holdings provided a slightly positive total return in the half, compared with a 3% decline for the financial sector of the S&P 500. In addition to Household International, FleetBoston (banking) and Morgan Stanley Dean Witter (diversified financial services) did well. Freddie Mac (mortgage securitization), our largest investment, declined slightly in the half. The company remains on track for another year of solid earnings growth. Wells Fargo (banking) was a major detractor, declining 16% in the half even though per-share earnings are likely to increase in the mid-teens this year. We remain confident in the company's positive outlook.

The stock that detracted most from performance was CVS (pharmacies), which fell after issuing an earnings warning. Even after taking this warning into account, the company expects 2001 earnings to grow 7%-9% over 2000. Other holdings that detracted from performance included McDonald's (fast food), SBC Communications (telecommunications) and Aflac (insurance).

We established a new position in Pfizer. The stock trades at a premium to other pharmaceutical companies, yet we think it is worth this premium. Not only is the premium smaller at this time than it has been in several years, but the company's earnings outlook relative to the pharmaceutical industry has rarely been more favorable. In addition, Pfizer has a plethora of new products and does not face the patent expiration problems that many other pharmaceutical companies face at this time. We added to pharmaceutical maker Schering-Plough, building on a position we established in March on price weakness. The stock has been dampened by FDA issues that we believe the company will be able to resolve.

Other new positions included Transocean Sedco Forex (oil and gas drilling), Anadarko (oil and gas) and Alcan (aluminum). Sales included DuPont (chemicals), Computer Associates (software), Gap (retailing), Alcoa (aluminum), Staples (office products retailing) and Compaq (computers).

We are currently managing the Fund with a view that the economy will be more difficult than is generally presumed. Our equity holdings are concentrated in businesses having revenue streams that are not overly sensitive to economic conditions. We remain dedicated to owning reasonable valued stocks that offer opportunities for profit without taking large risks.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                6.0%         Financial Services                      14.9%
Wells Fargo & Co.                          4.4%         Telecommunications                      12.5%
FleetBoston Financial Corp.                4.0%         Banks                                   11.5%
WorldCom, Inc.                             3.9%         Drugs                                    8.6%
SBC Communications, Inc.                   3.8%         Retail                                   5.8%
McDonald's Corp.                           3.4%
The Kroger Co.                             3.2%
Sprint Corp.                               3.1%
Texaco, Inc.                               3.1%
Exelon Corp.                               2.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE EQUITY FUND AND THE RUSSELL 1000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              VALUE EQUITY FUND  RUSSELL 1000 VALUE INDEX
JUL 17, 2000       $10,000               $10,000
Jul 31, 2000             $9,690                    $9,437
Aug 31, 2000            $10,210                   $10,135
Sep 30, 2000            $10,240                    $9,665
Oct 31, 2000            $10,890                    $9,549
Nov 30, 2000            $10,730                    $8,676
Dec 31, 2000            $11,335                    $8,781
Mar 31, 2001            $11,305                   $10,215
Jun 30, 2001            $11,619                   $10,714

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED    LIFE OF
                                           JUNE 30, 2001      FUND***
                                          ----------------  ------------
Value Equity Fund.......................            2.50%      16.19%
Russell 1000 Value Index................           -1.26%       7.14%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 1000 Index is unmanaged and measures the performance of the 1,000 largest companies in the Russell 3000 Index, an index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MANAGED FUND (SUBADVISED BY OPCAP ADVISORS)

The Value Managed Fund did well relative to its benchmark in the first half of 2001, avoiding large losses in a generally declining market. The Fund's return of -0.09% compared with a return of -6.69% for the Standard & Poor's 500 Index.

We achieved these results through good stock selection and the consistent application of our disciplined investment philosophy. The Fund invests in stocks, bonds and cash equivalents, seeking to control risk and generate superior long-term results. At June 30, 2001, net assets were allocated 86.3% to stocks and 13.4% to short-term investments. This cash helps control volatility and is a resource to buy stocks we like when they become available at attractive prices.

The stock market declined sharply in the first quarter, then rallied in the second quarter to recover most of its losses. The market was affected throughout the half by investor concerns as to a softening economy and disappointing corporate profits.

We positioned the Fund for a choppy economic environment, not only by maintaining a fairly sizable cash position but also by owning quality undervalued securities with limited downside risk. Throughout the half, we had only limited holdings of technology stocks, one of the weakest market sectors during the period, and this helped our relative performance. Moreover, the tech stocks we own performed extremely well, delivering a total return of 38% in the half, compared with a decline of 15% for the tech sector of the Standard & Poor's 500 Index.

Dell (computers) was one of the top contributors to the Fund's performance in the half. We began buying the stock at approximately the same time we were selling Compaq, a rival in the computer business. This switch illustrates the importance of our focus on a company's intrinsic value, not its price/earnings ratio or other market valuation. Compaq's shares carried a lower P/E than Dell's, but paying a higher P/E multiple to own Dell (a stronger competitor priced in the stock market at a larger discount to its intrinsic value) proved to be the right decision.

More than one-third of the Fund's equity assets are invested in banks and other financial companies with well-reserved balance sheets and favorable earnings prospects. Among our financial holdings, Household International (consumer finance), Citigroup (banking and insurance) and FleetBoston (banking) were all positive contributors to performance. On the other hand, Wells Fargo (banking) was the single biggest detractor, declining 16% in the half even though per-share earnings are likely to increase in the mid-teens this year. We remain confident in the company's positive outlook.

Also detracting were two of our larger, long-term holdings, Boeing (aircraft and aerospace) and McDonald's (fast food). Although we do not minimize the economic risks that Boeing faces in its business nor the hurdles that McDonald's must overcome as a result of the strong dollar, we nevertheless believe the share prices of both companies largely discount these uncertainties.

We established a new position in Pfizer. The stock trades at a premium to other pharmaceutical companies, yet we think it is worth this premium. Not only is the premium smaller at this time than it has been in several years, but the company's earnings outlook relative to the pharmaceutical industry has rarely been more favorable. In addition, Pfizer has a plethora of new products and does not face the patent expiration problems that many other pharmaceutical companies face at this time. We added to pharmaceutical maker Schering-Plough, building on a position we established in March on price weakness. The stock has been dampened by FDA issues that we believe the company will be able to resolve.

We sold or significantly reduced several holdings, including Applied Materials (products and services for the semiconductor industry), Chevron (oil and gas), Mattel (toys) and Dow (chemicals).

We are currently managing the Fund with a view that the economy will be more difficult than is generally presumed. In this environment, it's likely that the performance of individual stocks will continue to be heavily dependent on their ability to meet earnings expectations. We think the Fund is well positioned with a diverse portfolio of undervalued businesses possessing high returns on invested capital, strong cash flow and favorable earnings prospects. We remain intent on controlling risk and outperforming our benchmarks by purchasing well-managed companies that sell for less than their intrinsic value.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Freddie Mac                                9.2%         Financial Services                      18.1%
Wells Fargo & Co.                          5.5%         Banks                                   10.3%
McDonald's Corp.                           4.0%         Telecommunications                       8.0%
Texaco, Inc.                               3.5%         Manufacturing                            6.4%
M&T Bank Corp.                             3.5%         Drugs                                    4.7%
Citigroup, Inc.                            3.4%
The Boeing Co.                             3.4%
The Kroger Co.                             3.3%
Household International, Inc.              3.2%
Sprint Corp.                               3.2%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MANAGED FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     S&P
              VALUE MANAGED FUND  500 INDEX
Jul 17, 2000             $10,000    $10,000
Jul 31, 2000              $9,860     $9,478
Aug 31, 2000             $10,290    $10,067
Sep 30, 2000             $10,420     $9,535
Oct 31, 2000             $10,879     $9,495
Nov 30, 2000             $10,819     $8,747
Dec 31, 2000             $11,388     $8,790
Mar 31, 2001             $11,104     $7,747
Jun 30, 2001             $11,378     $8,198

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED      LIFE OF
                                           JUNE 30, 2001        FUND***
                                          ----------------  ---------------
Value Managed Fund......................           -0.09%            13.78%
S&P 500 Index...........................           -6.69%           -18.02%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Managed Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE MID CAP FUND (SUBADVISED BY OPCAP ADVISORS)

Stocks of mid-sized companies had a difficult first quarter, then rebounded in the second quarter to produce generally positive returns for the first half of 2001. The Value Mid Cap Fund's total return of 3.11% for the half trailed the S&P MidCap 400 Value Index return of 7.54% and the Russell Midcap Value Index return of 3.26%.

Because of our concerns about the economic outlook, we maintained a defensive investment posture in the half through our ownership of attractively valued, high-quality companies with relatively predictable revenue streams.

In comparison to the S&P MidCap 400 Value Index, we did well in the first half of 2001 with our consumer staple and utility investments, offset by the underperformance of our capital goods stocks and our only limited holdings of technology stocks. Technology stocks were down sharply in the first quarter before rallying in the second quarter to produce positive returns for the half. We are cautious about investing heavily in technology stocks at this time because of their volatility and near-term earnings difficulties.

We seek to generate excellent returns and control risk by investing in undervalued mid-sized companies with high and sustainable returns from their franchises.

Among individual holdings, Clear Channel (radio broadcasting, outdoor advertising and live entertainment) rose 29% during the half and was the top contributor to the Fund's performance. Media companies Emmis Communications (radio and TV broadcasting and magazine publishing) and Lamar (outdoor advertising) also contributed positively. Although current business results of these companies look mediocre at best in comparison to year-earlier results, which were inflated by dot-com advertising, comparisons should begin to improve in the months ahead. In addition, Lamar rose in June after Clear Channel sold another block of Lamar shares, reducing the overhang on the market. Under a consent decree, Clear Channel must complete the divestiture of its stake in Lamar by the end of 2002.

Other contributors included Roper (specialty industrial controls, fluid handling and analytical instrumentation products), Apogent (analytical instrumentation) and Canadian Pacific (transportation, oil and gas, and hotels).

Suiza Foods, the nation's largest dairy products processor, also performed well, advancing 8% in the half. We began accumulating the stock in February because of its solid fundamentals, including its ability to increase revenues through market share gains in a consolidating industry. The stock got a boost in April when Suiza agreed to acquire its number two competitor. It got a further boost in May when Suiza announced a licensing agreement to market a new bottled coffee drink under the Folgers brand name of Procter & Gamble.

APW Ltd., the largest electronic enclosure outsourcing company, was the main detractor from performance in the six months. The stock fell sharply along with the electronic contract manufacturers in the face of surprisingly deep cuts in end market demand. It rallied somewhat late in the half after management successfully completed bank renegotiations and announced a restructuring which should ameliorate some of the effects of demand reductions.

Other detractors included Waters Corp. (analytical instrumentation), Anadarko Petroleum (oil and gas), WPP Group (marketing communications) and Thermo Electron (analytical instrumentation). Waters Corp. declined sharply, giving up its earlier price gains, after warning that its second quarter earnings would be below expectations. Earnings are being affected by slower revenue growth, due in part to a flurry of new product introductions by Waters and its competitors. These introductions have caused some customers to temporarily delay their buying plans while they study the new entries. Nonetheless, Waters' revenues are expected to increase at a still solid rate of 10% in 2001. Thermo Electron's share price declined in sympathy with the earnings warning by Waters. We believe long-term demand growth for analytical instrumentation remains intact, driven by pharmaceutical company research spending. We added to Waters on price weakness.

We added to WPP Group (marketing communications) at what we consider to be depressed prices. The stock is down approximately 40% from its 12-month high. Although a competitor announced significantly decreased profitability on slower revenue growth, WPP pre-announced higher profitability on a similar slowdown in revenue growth, highlighting the superior management quality of WPP and its ability to improve operating margins.

We believe the economic outlook is choppy, and we are therefore emphasizing investments in companies that can weather an economic downturn. Examples include our investments in Suiza Foods (dairy products) and Sybron Dental (dental equipment and supplies). We have decreased our investments in technology stocks due to concerns about the near-term demand for technology products and the earnings prospects of technology companies. We believe the Fund is well positioned to control risk and generate favorable results through its investment in quality undervalued mid-sized companies.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Lamar Advertising Co.                      4.3%         Machinery & Manufacturing               14.2%
Carlisle Cos., Inc.                        3.5%         Media                                   12.5%
WPP Group Plc                              3.2%         Medical Products                        12.2%
John Hancock Financial
  Services, Inc.                           3.2%         Electronics                              7.4%
Everest Re Group, Ltd.                     3.1%         Insurance                                7.4%
Sybron Dental Specialties, Inc.            3.1%
Mattel, Inc.                               3.0%
Suiza Foods Corp.                          3.0%
Countrywide Credit
  Industries, Inc.                         2.9%
Waters Corp.                               2.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE MID CAP FUND AND THE S&P MIDCAP 400 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                           S&P
              VALUE MID CAP FUND  MIDCAP 400 VALUE INDEX
Jul 17, 2000             $10,000                 $10,000
Jul 31, 2000              $9,670                  $9,456
Aug 31, 2000             $10,330                 $10,512
Sep 30, 2000              $9,980                 $10,441
Oct 31, 2000             $10,361                 $10,087
Nov 30, 2000              $9,610                  $9,325
Dec 31, 2000             $10,337                 $10,039
Mar 31, 2001              $9,804                 $11,264
Jun 30, 2001             $10,658                 $12,328

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED    LIFE OF
                                           JUNE 30, 2001      FUND***
                                          ----------------  ------------
Value Mid Cap Fund......................          3.11%         6.58%
S&P MidCap 400 Value Index..............          7.54%        23.28%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The S&P MidCap 400 Value Index is an unmanaged, weighted index of the stock performance of industrial, transportation, utility and financial companies. The index represents the performance of 400 of these companies having medium size market capitalizations with low price-to-book ratios and low price-to-earnings ratios.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 VALUE SMALL CAP FUND (SUBADVISED BY OPCAP ADVISORS)

The stocks of smaller companies had a difficult first quarter, then rallied strongly in the second quarter to produce generally positive returns for the first half of 2001. The Value Small Cap Fund's total return of 8.31% in the first half of 2001 trailed the 12.84% return of the Russell 2000 Value Index. The Fund's return of 32.05% continues to be ahead of this benchmark's return of 24.50% for the period from the Fund's inception on July 17, 2000, through June 30, 2001.

These results were achieved through good stock selection across a range of market sectors. In particular, our Materials and Processing and Consumer Discretionary holdings generated excellent results in the first half of 2001, while our Energy and Utility holdings had negative returns.

We invest in undervalued companies with high cash flow, excellent competitive positions and positive business prospects. Our first priority in selecting stocks is to find quality management teams in the belief that well-managed companies outperform their competitors.

Our investments in the Materials and Processing sector, where we have traditionally been overweight versus their representation in the Russell 2000 Value Index -- and which detracted from performance in the first quarter -- rose sharply in the second quarter to lead our performance for the half. Top contributors in this area were Intertape Polymer and Elcor. Intertape, which makes specialized packaging, was the top contributor to performance in the half among all the Fund's holdings, rising 36% on an improving business outlook. Elcor, which manufactures roof shingles, rose 21% in the half.

Our Consumer Discretionary investments, in which we are modestly overweighted, also provided excellent returns, with large contributions coming from Strayer Education (adult education) and Michaels Stores (specialty retailing). Other top contributors to performance included Sipex (electronic components), Theragenics (medical products), Profit Recovery Group (accounts payable consulting services) and Edwards Lifesciences (products to treat cardiovascular disease).

Holdings that detracted most included GenRad (hardware, software and test equipment for manufacturers), which declined on deteriorating fundamentals among its customers; CTS (electronic components and assemblies); Hooper Holmes (insurance medical exams); Radisys (products and services for the Internet and communications systems); and St. Mary Land (oil and gas exploration and production). We reduced our investment in GenRad and sold CTS, Hooper Holmes and Radisys.

Our largest purchase was Cytec Industries, a specialty materials company that features excellent management and a reasonable share price. At quarter's end, it was the Fund's third largest holding, behind Elcor and Intertape Polymer. Other purchases included Zoll Medical (heart defibrillators), Learning Tree International (information technology training) and Big Lots (close-out retailer).

Sales included Strayer Education (adult education), Brandywine Realty (office real estate investment trust), Teleflex (conglomerate), Vectren (electric and gas utility) and Cognex (machine "vision" equipment used by manufacturers to control and inspect).

The Fund is "truly small, truly value." The stocks we own have a weighted average market capitalization of $830 million, compared with $810 million for the Russell 2000 Index and $780 million for the Russell 2000 Value Index, highlighting our disciplined focus on smaller companies. Our stocks are priced, on average, at 22.9 times trailing 12-month earnings, compared with 31.1 for the Russell 2000 Index and 20.9 for the Russell 2000 Value Index, indicating their relative value. Yet, their five-year average earnings per share growth rate is 20.2%, exceeding the 12.3% earnings growth rate for the Russell 2000 Index and 8.9% for the Russell 2000 Value Index, and their five-year average return on equity is 18.7%, compared with 14.2% and 13.3%, respectively -- indicating the superior business characteristics of the companies we own.

This combination of inexpensive valuations and superior business fundamentals helps control risk and provides opportunities for investment profit. We believe the Fund is well positioned to continue to deliver favorable long-term results to shareholders.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Elcor Corp.                                4.2%         Commercial Services & Supplies          11.9%
Intertape Polymer Group, Inc.              3.6%         Medical Products                         8.0%
Cytec Industries, Inc.                     3.3%         Retail                                   7.1%
Zoll Medical Corp.                         3.3%         Construction Materials                   6.9%
The John Nuveen Co.                        3.2%         Packaging                                6.3%
Alpharma, Inc.                             2.9%
Learning Tree International, Inc.          2.8%
Insituform Technologies, Inc.              2.7%
Buckeye Technologies, Inc.                 2.7%
Edwards Lifesciences Corp.                 2.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE VALUE SMALL CAP FUND AND THE RUSSELL 2000 VALUE INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                    RUSSELL 2000
              VALUE SMALL CAP FUND  VALUE INDEX
Jul 17, 2000               $10,000      $10,000
Jul 31, 2000               $10,050       $9,228
Aug 31, 2000               $10,420       $9,932
Sep 30, 2000               $10,600       $9,640
Oct 31, 2000               $10,990       $9,210
Nov 30, 2000               $10,830       $8,264
Dec 31, 2000               $12,191       $8,974
Mar 31, 2001               $11,046      $11,140
Jun 30, 2001               $13,205      $12,450

CUMULATIVE TOTAL RETURNS**

                                          SIX MONTHS ENDED    LIFE OF
                                           JUNE 30, 2001      FUND***
                                          ----------------  ------------
Value Small Cap Fund....................          8.31%        32.05%
Russell 2000 Value Index................         12.84%        24.50%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index, an index representing 98% of the investable US equity market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

***For the period from July 17, 2000 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 WELLINGTON MANAGEMENT CO., LLP MARKET OVERVIEW

The economic malaise that was prevalent in the first quarter continued into the second, as the U.S. economy struggled to find a bottom. While there were some indications, particularly in June, that certain pockets of weakness like manufacturing had improved, and the all-important consumer remained resilient, it is too early to sound the "all clear".

In the equity markets, however, investors looked past the dismal economic news, and instead determined that equities were oversold, especially in the technology area. With the NASDAQ composite down 40% in 2000 and another 26% in the first quarter, many could not resist the lure of technology stocks that were selling at a fraction of where they were a year ago.

But the buying spree was short-lived and April proved to be the only strong month for technology stocks in the quarter. Indeed, for most indices, April proved to be, by far, the strongest month. As we moved further into the quarter, and it became clear that the slowdown was perhaps deeper than many anticipated -- and the second-half recovery looked less likely -- investors became skittish about the prospects for stocks.

In fact the tug-of-war between falling earnings estimates and falling interest rates continued during the second quarter and while equities managed to make up some of the ground lost during the first quarter, the outlook remained cloudy and uncertain. A friendly Federal Reserve, a tax cut and some steep declines in energy and electricity prices helped buoy the market during the quarter, but almost continuous reductions in earnings forecasts by companies in a variety of different industries kept the gains to modest levels. Small and mid capitalization companies handily outperformed large caps and growth outperformed value. Strong sectors during the quarter included: technology, capital goods, basic materials and financials. Weak groups were utilities, telecommunications, health care and energy.

The U.S. stock market continues to undergo a period of consolidation as it grapples with the various economic crosscurrents that surround it. On one hand there are continued signs of economic weakness such as declining corporate earnings and weakening employment. Yet aggressive Fed easing, a tax cut, and declining energy prices appear to be having an impact, as auto and housing sales remain strong. This economic tug-of-war is being played out in the market as a weak first quarter was followed by a strong second quarter in which the market recovered most of the ground it lost. While we do not see the present environment changing materially over the near-term, by the end of the year there should be signs of improved economic conditions which should lead to better performance by the U.S. equity markets in 2002.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 BLUE CHIP MID CAP FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Blue Chip Mid Cap Fund returned -2.73% for the six months ending June 30, 2001 compared to 0.97% for the S&P MidCap 400 Index. The Fund's investment strategy utilizes a two-tiered investment approach. The first is to identify the fastest growing sectors in the market using general economic and investment research. Then we focus on individual security analysis searching for high-quality, mid-cap companies that have critical mass and the potential to be much larger. Investments that were additive to returns for the period included financial companies UnionBanCal, Bear Stearns, and MBIA, industrial companies Iron Mountain, Fiserv, Affiliated Computer and Lockheed Martin and consumer discretionary companies Family Dollar Stores and Bed Bath & Beyond. Negative contributors to Fund returns over the six-month period included Handspring, Sanmina, Rational Software and Tektronix in technology and Noble Drilling and Transocean Sedco in energy. While consumer spending cannot help but be adversely impacted by the recent layoffs and rising unemployment, the combination of tax cuts and interest rate cuts should lead to better equity performance overall. We remain sanguine about consumer trends given the stimulus package in place.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Health Management Associates, Inc.         2.3%         Healthcare Equipment & Services         11.5%
Mattel, Inc.                               2.2%         Commercial Services & Supplies           9.3%
Ace Ltd.                                   2.2%         Technology Hardware & Equipment          7.8%
UnionBanCal Corp.                          2.0%         Software & Services                      7.1%
Becton, Dickinson & Co.                    1.9%         Diversified Financials                   6.7%
Intuit, Inc.                               1.9%
Legg Mason, Inc.                           1.7%
Quest Diagnostics, Inc.                    1.7%
The Bear Stearns Cos., Inc.                1.7%
Rational Software Corp.                    1.7%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE BLUE CHIP MID CAP FUND AND THE S&P MIDCAP 400 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                      S&P MIDCAP
              BLUE CHIP MID CAP FUND  400 INDEX
Sep 1, 1999                  $10,000     $10,000
Sep 30, 1999                  $9,700      $9,691
Dec 31, 1999                 $12,707     $11,357
Mar 31, 2000                 $15,610     $12,798
Jun 30, 2000                 $15,187     $12,376
Sep 30, 2000                 $16,768     $13,879
Dec 31, 2000                 $15,879     $13,345
Mar 30, 2001                 $13,918     $11,907
Jun 30, 2001                 $15,446     $13,474

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001**

                                                               LIFE OF
                                       SIX MONTHS    ONE YEAR  FUND***
                                     --------------  --------  --------
Blue Chip Mid Cap Fund.............          -2.73%    1.71%    26.81%
S&P MidCap 400 Index...............           0.97%    8.87%    17.66%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 INVESTORS FOUNDATION FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Investors Foundation Fund declined -2.57% for the six month period ended June 30, 2001 versus the -6.69% decline for the S&P 500 Composite Index. The Fund's investment approach combines Wellington Management's proprietary fundamental research with quantitative analysis in the security selection process. The complementary nature of these two investment "signals" has, over time, provided greater consistency of returns than the independent use of either approach. Contributing positively to investment returns during the period were stock selection and overweight positions in the health care, energy and industrial & commercial sectors. Negatively impacting returns were the Fund's allocation to the technology sector, overweight positions in the utilities and consumer staples sectors and an underweight position in consumer discretionary stocks. In health care Genzyme, McKesson, Tenet Healthcare and Johnson & Johnson were among the strongest performers for the period. Within the energy sector, oil and gas companies Phillips Petroleum, Chevron, Conoco, and Texaco contributed strongly to the Fund's performance. After last year's downturn, woes in the technology sector continued in the first half of 2001 and weak performance by Cisco, EMC, Network Appliance and Solectron negatively impacted Fund returns. In addition, within consumer staples, Safeway, Proctor & Gamble and Kimberly-Clark detracted from Fund returns during the first six months of the year. We are confident that the outlook for the US economy has improved since the end of the first quarter and anticipate better conditions in the second half of the year.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
Microsoft Corp.                            4.7%         Pharmaceuticals & Biotechnology         10.8%
Citigroup, Inc.                            3.9%         Technology Hardware & Equipment          9.6%
Exxon Mobil Corp.                          3.7%         Diversified Financials                   8.5%
General Electric Co.                       3.3%         Software & Services                      7.6%
Verizon Communications                     2.4%         Capital Goods                            7.6%
J.P. Morgan Chase & Co.                    2.4%
Tyco International Ltd.                    2.4%
Phillip Morris Cos., Inc.                  2.0%
United Technologies Corp.                  1.9%
American International Group, Inc.         1.8%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE INVESTORS FOUNDATION FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            S&P
              INVESTORS FOUNDATION FUND  500 INDEX
Sep 1, 1999                     $10,000    $10,000
Sep 30, 1999                     $9,680     $9,726
Dec 31, 1999                    $11,213    $11,173
Mar 31, 2000                    $11,684    $11,429
Jun 30, 2000                    $11,353    $11,126
Sep 30, 2000                    $11,313    $11,018
Dec 31, 2000                    $10,547    $10,156
Mar 31, 2001                     $9,635     $8,952
Jun 30, 2001                    $10,275     $9,476

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001**

                                                                         LIFE OF
                                       SIX MONTHS       ONE YEAR         FUND***
                                     --------------  ---------------  --------------
Investors Foundation Fund..........          -2.57%           -9.49%           1.50%
S&P 500 Index......................          -6.69%          -14.82%          -2.90%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investors Foundation Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2001.

MANAGEMENT'S DISCUSSION & ANALYSIS
----------------------------------------------------------------------
 SELECT EQUITY FUND (SUBADVISED BY WELLINGTON MANAGEMENT CO., LLP)

The Select Equity Fund returned -13.58% for the six months ending June 30, 2001 compared to the -6.69% decline for the S&P 500 Composite Index. The Fund uses a concentrated approach whereby the stocks of 20-40 high quality, U.S. companies are held at any given time. Although the Fund benefited from positive stock selection in the consumer discretionary and industrial sectors and an overweight position in the health care sector, it was not enough to offset the weaker relative performance in the technology, telecommunications and financial sectors. In the consumer discretionary sector strong performance was driven by media companies AOL Time Warner and AT&T Liberty Media and retailer Home Depot. Industrial companies First Data Corp., General Electric, and FedEx were among the top contributors to Fund returns during the six-month period. Following a miserable 2000, technology stocks continued to be under pressure during the first part of 2001 and as a result fund holdings including Cisco, EMC, Oracle, Nortel Networks, and Ciena hurt performance. Within the financial sector, holdings in JP Morgan Chase, Merrill Lynch, and State Street Corp., each had negative returns that adversely impacted the Fund. Going forward in 2001 there should be signs of better economic conditions thanks to the aggressive Fed easing, a tax cut and falling energy prices. We've positioned the Fund with a cyclical tilt to benefit from such an economic recovery.

TOP TEN EQUITY HOLDINGS                               TOP FIVE INDUSTRIES
AT JUNE 30, 2001                                      AT JUNE 30, 2001
----------------------------------------------------  ----------------------------------------------------
                                     % OF NET ASSETS                                       % OF NET ASSETS
                                     ---------------                                       ---------------
General Electric Co.                       4.6%         Pharmaceutical & Biotechnology          14.1%
Citigroup, Inc.                            4.3%         Diversified Financials                  11.3%
American International Group, Inc.         4.3%         Technology Hardware & Equipment          9.8%
Shire Pharmaceuticals Group Place          4.3%         Utilities                                6.4%
Pfizer, Inc.                               4.2%         Media                                    4.7%
Tyco International Ltd.                    4.0%
J.P. Morgan Chase & Co.                    3.8%
American Home Products Corp.               3.7%
Home Depot, Inc.                           3.4%
Fedex Corp.                                3.3%

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SELECT EQUITY FUND AND THE S&P 500 INDEX*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     S&P
              SELECT EQUITY FUND  500 INDEX
Sep 1, 1999              $10,000    $10,000
Sep 30, 1999              $9,700     $9,726
Dec 31, 1999             $12,640    $11,173
Mar 31, 2000             $14,680    $11,429
Jun 30, 2000             $13,060    $11,126
Sep 30, 2000             $12,770    $11,018
Dec 31, 2000             $11,413    $10,156
Mar 31, 2001              $9,353     $8,952
Jun 30, 2001              $9,863     $9,476

TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2001**

                                                                          LIFE OF
                                       SIX MONTHS        ONE YEAR         FUND***
                                     ---------------  ---------------  --------------
Select Equity Fund.................          -13.58%          -24.48%          -0.75%
S&P 500 Index......................           -6.69%          -14.82%          -2.90%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The
Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Select Equity Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***For the period from September 1, 1999 (commencement of operations) to June 30, 2001.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

BANKERS ACCEPTANCE - 2.3%
Bank of America Corp.
  4.03%, 9/7/01
    (amortized cost $1,984,776).........  $    2,000  $ 1,984,776
                                                      -----------
COMMERCIAL PAPER - 81.5%
American Express Credit Corp.
  3.81%, 8/27/01........................       2,600    2,600,000
American General Finance Corp.
  3.75%, 9/11/01 (1)....................       1,400    1,389,500
  4.16%, 7/25/01 (1)....................       1,612    1,607,529
BellSouth Corp.
  3.60%, 8/16/01........................       3,000    2,986,200
Caterpillar Financial Services NV
  3.58%, 8/7/01.........................         710      707,388
CIT Group, Inc.
  3.74%, 9/11/01........................       3,000    2,977,560
Citicorp
  3.60%, 8/20/01........................       2,100    2,100,000
  3.74%, 8/17/01........................       1,000    1,000,000
Coca-Cola Co.
  3.80%, 8/2/01.........................       1,000      996,622
  3.82%, 8/31/01........................         375      372,573
  4.13%, 8/3/01.........................       1,600    1,593,943
Diageo Capital Plc
  3.87%, 8/3/01.........................       1,550    1,544,501
Duke Energy Corp.
  3.73%, 7/19/01........................         412      411,232
  3.95%, 7/13/01........................       2,150    2,147,169
Dupont (E. I.) de Nemours & Co.
  3.82%, 8/24/01........................       1,150    1,143,410
  4.62%, 7/13/01........................       1,850    1,847,151
Ford Motor Credit Co.
  3.88%, 8/20/01........................       1,100    1,094,072
  4.60%, 7/2/01.........................         500      499,936
Ford Motor Credit Corp.
  4.60%, 7/5/01.........................       1,038    1,038,000
General Electric Capital Corp.
  3.53%, 9/24/01........................         680      680,000
  3.53%, 9/25/01........................         500      500,000
  3.75%, 9/4/01.........................         521      521,000
  4.57%, 7/6/01.........................       1,800    1,800,000
General Motors Acceptance Corp.
  3.87%, 8/9/01.........................         395      393,344
  4.16%, 7/23/01........................       1,400    1,396,441
Hewlett-Packard Co.
  3.88%, 8/10/01........................       3,000    2,987,067
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Household Finance Corp.
  3.60%, 9/26/01........................  $      611  $   611,464
  4.53%, 7/9/01.........................         700      700,000
  4.56%, 7/17/01........................       1,700    1,700,000
Morgan Stanley Dean & Witter Co.
  3.85%, 11/16/01.......................       1,500    1,477,863
  4.18%, 7/30/01........................       1,500    1,494,949
National Rural Utilities Cooperative
  Finance Corp.
  3.65%, 7/25/01........................       1,150    1,147,202
Procter & Gamble Co.
  3.85%, 7/20/01........................       3,100    3,093,701
Province of British Columbia
  4.66%, 9/10/01........................       1,700    1,684,376
Province of Ontario
  3.56%, 9/19/01........................       1,000      992,089
  4.52%, 7/16/01........................       1,000      998,116
Province of Quebec
  3.92%, 7/3/01.........................         800      799,826
  4.63%, 7/3/01.........................       2,000    1,999,485
Prudential Funding LLC
  3.89%, 8/23/01........................       3,000    2,982,819
Schering Corp.
  3.83%, 8/30/01........................       3,000    2,980,850
Texaco, Inc.
  3.74%, 8/21/01........................       1,800    1,790,463
  3.75%, 8/30/01........................       1,200    1,200,000
Toyota Motor Credit Co.
  3.73%, 8/3/01.........................         850      847,094
United Parcel Service, Inc.
  3.79%, 8/31/01........................       2,500    2,483,945
Walt Disney Co.
  3.72%, 8/21/01........................       1,000      994,730
  4.50%, 7/19/01........................       1,000      997,750
  4.58%, 8/7/01.........................         300      298,588
Wells Fargo Financial, Inc.
  4.18%, 7/19/01........................       1,945    1,940,935
  4.18%, 7/23/01........................         900      897,701
                                                      -----------
Total Commercial Paper
  (amortized cost $70,448,584)..........               70,448,584
                                                      -----------
CORPORATE BONDS - 2.9%
General Motors Acceptance Corp.
  5.50%, 1/14/02........................       1,000    1,001,748
National Rural Utilities Cooperative
  Finance Corp.
  5.14%, 10/22/01.......................       1,500    1,500,094
                                                      -----------
Total Corporate Bonds
  (amortized cost $2,501,842)...........                2,501,842
                                                      -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 11.8%
Federal Home Loan Mortgage
  3.73%, 9/7/01.........................  $    2,000  $ 1,985,909
  3.90%, 8/2/01.........................       2,000    1,993,067
  4.52%, 9/28/01........................       2,000    1,977,651
  4.57%, 7/12/01........................       1,000      998,603
Federal National Mortgage Assn.
  3.75%, 8/3/01.........................       2,000    1,993,125
U.S. Treasury Bills
  3.43%, 9/13/01........................       1,265    1,256,094
                                                      -----------
Total U.S. Government & Agency
  Obligations
  (amortized cost $10,204,449)..........               10,204,449
                                                      -----------

                                            SHARES       VALUE
MUTUAL FUNDS - 2.3%
Federated Prime Obligation..............     823,058  $   823,058
SSGA Money Market Fund..................   1,116,972    1,116,972
                                                      -----------
Total Mutual Funds
  (amortized cost $1,940,030)...........                1,940,030
                                                      -----------
TOTAL INVESTMENTS - 100.8%
  (cost $87,079,681)....................               87,079,681
Other assets less
  liabilities - (0.8)%..................                 (676,341)
                                                      -----------
NET ASSETS - 100.0%.....................              $86,403,340
                                                      ===========

(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001 these securities amounted to $2,997,029, representing 3.5% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

ASSET BACKED SECURITIES - 4.9%
Airplanes Pass Through Trust Series D
  10.88%, 3/15/12.......................  $     494   $   266,837
American Express Credit Account Master
  Trust
  5.60%, 11/15/06.......................        900       909,558
California Infrastructure Development
  6.42%, 9/25/08........................        250       255,393
CARCO Auto Loan Master Trust
  6.69%, 8/15/04........................         62        62,483
Discover Card Master
  Trust I
  6.79%, 4/16/10........................        152       153,922
Ford Credit Auto Owner Trust
  6.56%, 5/15/04........................        600       619,500
Peco Energy Transition Trust
  6.05%, 3/1/09.........................        300       299,625
Toyota Auto Receivables Owner Trust
  6.15%, 8/16/04........................        269       271,009
                                                      -----------
Total Asset Backed Securities
  (cost $2,860,064).....................                2,838,327
                                                      -----------
CORPORATE DEBT OBLIGATIONS - 43.0%
AEROSPACE - 0.4%
Northrop Grumman Corp.
  9.38%, 10/15/24.......................        250       267,500
                                                      -----------
AUTOMOTIVE - 0.7%
Lear Corp.
  7.96%, 5/15/05........................        200       202,732
TRW, Inc.
  6.38%, 5/19/08........................        200       189,156
                                                      -----------
                                                          391,888
                                                      -----------
BANKS - 2.3%
BankBoston NA
  6.38%, 3/25/08........................        500       492,605
Colonial Bank
  9.38%, 6/1/11.........................        500       509,265
Lloyds Bank Plc
  4.19%, 11/29/49.......................        400       326,482
                                                      -----------
                                                        1,328,352
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

BROADCASTING/MEDIA - 4.4%
Continental Cablevision, Inc.
  9.50%, 8/1/13.........................  $     600   $   669,390
CSC Holdings, Inc.
  9.88%, 2/15/13........................        172       180,600
Lenfest Communications, Inc.
  8.38%, 11/1/05........................        200       215,110
News America Holdings, Inc.
  7.25%, 5/18/18........................        600       554,052
  9.25%, 2/1/13.........................        300       337,653
Time Warner Entertainment Co.
  10.15%, 5/1/12........................        525       637,775
                                                      -----------
                                                        2,594,580
                                                      -----------
BUILDING CONSTRUCTION - 1.4%
D.R. Horton, Inc.
  10.50%, 4/1/05........................        250       268,125
Pulte Corp.
  8.13%, 3/1/11.........................        550       544,340
                                                      -----------
                                                          812,465
                                                      -----------
CHEMICALS - 1.8%
Equistar Chemicals LP
  8.75%, 2/15/09........................        500       457,270
Potash Corp. Saskatchewan, Inc.
  7.75%, 5/31/11........................        600       614,934
                                                      -----------
                                                        1,072,204
                                                      -----------
ELECTRIC UTILITIES - 6.3%
AES Corp.
  8.75%, 6/15/08........................        500       491,250
Calpine Corp.
  8.50%, 2/15/11........................        750       720,315
Cleveland Electric Illuminating Co.
  9.00%, 7/1/23.........................        295       298,950
  9.50%, 5/15/05........................        100       102,789
CMS Energy Corp.
  8.38%, 7/1/03.........................        150       152,351
Connecticut Light & Power Co.
  7.88%, 10/1/24........................        320       321,984
El Paso Electric Co.
  9.40%, 5/1/11.........................        417       453,183

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Gulf States Utilities Co.
  6.41%, 8/1/01.........................  $     343   $   343,288
Kansas Gas & Electric Co.
  6.20%, 1/15/06........................        300       277,506
PSEG Power LLC
  7.75%, 4/15/11........................        275       280,715
Sithe/Independence Funding Corp.
  7.90%, 12/30/02.......................        224       228,309
Texas Utilities Electric Co.
  9.75%, 5/1/21.........................         15        15,699
                                                      -----------
                                                        3,686,339
                                                      -----------
ELECTRONICS - 0.4%
Amkor Technology, Inc.
  9.25%, 2/15/08 (1)....................        250       239,375
                                                      -----------
ENVIRONMENTAL SERVICES - 0.4%
Waste Management, Inc.
  7.38%, 5/15/29........................        250       232,158
                                                      -----------
FINANCIAL SERVICES - 4.4%
Case Credit Corp.
  6.13%, 2/15/03........................        500       450,000
Ford Motor Credit Co.
  7.88%, 6/15/10........................        600       629,196
General Motors Acceptance Corp.
  6.38%, 1/30/04........................        500       508,305
Lehman Brothers Holdings, Inc.
  7.88%, 8/15/10........................        400       423,416
  8.25%, 6/15/07........................        500       542,310
                                                      -----------
                                                        2,553,227
                                                      -----------
GAMING OR CASINOS - 1.2%
Harrah's Operating Co., Inc.
  7.88%, 12/15/05.......................        300       304,500
MGM Mirage, Inc.
  8.50%, 9/15/10........................        375       390,705
                                                      -----------
                                                          695,205
                                                      -----------
GAS & PIPELINE UTILITIES - 1.1%
Coastal Corp.
  9.63%, 5/15/12........................        540       620,179
                                                      -----------
HOTELS & RESTAURANTS - 1.4%
Hilton Hotels Corp.
  8.25%, 2/15/11........................        580       578,886
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Tricon Global Restaurants, Inc.
  7.45%, 5/15/05........................  $     250   $   246,250
                                                      -----------
                                                          825,136
                                                      -----------
INSURANCE - 1.1%
Equitable Life Assured Society
  7.70%, 12/1/15 (1)....................        600       624,126
                                                      -----------
OIL - 2.6%
Pemex Finance Ltd.
  9.03%, 2/15/11........................        900       973,161
Petroleum Geo-Services ASA
  6.25%, 11/19/03.......................        550       544,857
                                                      -----------
                                                        1,518,018
                                                      -----------
PAPER - 1.0%
Buckeye Technologies, Inc.
  8.50%, 12/15/05.......................        219       217,358
Georgia-Pacific Group
  9.63%, 3/15/22........................        100       102,305
  9.95%, 6/15/02........................        245       254,060
                                                      -----------
                                                          573,723
                                                      -----------
REAL ESTATE - 0.6%
Simon Property Group LP
  6.75%, 6/15/05........................        350       348,254
                                                      -----------
RETAIL - 0.5%
Sears Roebuck Acceptance Corp.
  6.70%, 11/15/06.......................        325       325,276
                                                      -----------
RETAIL GROCERY - 0.5%
Delhaize America, Inc.
  9.00%, 4/15/31........................        300       325,971
                                                      -----------
STEEL - 0.4%
AK Steel Corp.
  7.88%, 2/15/09........................        250       241,250
                                                      -----------
TELECOMMUNICATIONS - 6.8%
AT&T Canada, Inc
  7.65%, 9/15/06........................        500       496,865
Citizens Communications Co.
  6.80%, 8/15/26........................        500       496,130
  7.05%, 10/1/46........................        200       149,660

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Global Crossing Holdings Ltd.
  8.70%, 8/1/07.........................  $     500   $   387,500
GTE North, Inc.
  9.60%, 1/1/21.........................        175       183,323
Koninklijke (Royal) KPN NV
  8.00%, 10/1/10........................        275       262,072
Panamsat Corp.
  6.13%, 1/15/05........................        675       649,789
Qwest Capital Funding, Inc.
  7.75%, 2/15/31 (1)....................        400       390,472
Rogers Wireless Communications, Inc.
  9.63%, 5/1/11 (1).....................        500       494,665
Worldcom, Inc.
  8.25%, 5/15/31........................        500       488,530
                                                      -----------
                                                        3,999,006
                                                      -----------
TRANSPORTATION - 3.3%
Amerco
  7.20%, 4/1/02.........................        500       495,060
America West Airlines, Inc.
  6.86%, 1/2/06.........................        174       175,090
Atlas Air, Inc.
  9.70%, 1/2/10.........................        160       167,814
Continental Airlines, Inc.
  6.41%, 4/15/07........................        123       123,901
  8.05%, 11/1/20........................        413       440,964
Federal Express Corp. Trust
  6.72%, 1/15/22........................        368       366,065
Northwest Airlines Corp.
  7.58%, 9/1/20.........................        144       148,589
                                                      -----------
                                                        1,917,483
                                                      -----------
Total Corporate Debt Obligations
  (cost $24,840,733)....................               25,191,715
                                                      -----------
FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
Hydro-Quebec
  8.40%, 1/15/22........................        320       368,976
Republic of Panama
  8.25%, 4/22/08........................        250       246,250
Republic of South Africa
  9.13%, 5/19/09........................        250       266,250
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

State of Qatar
  9.75%, 6/15/30 (1)....................  $     250   $   285,625
                                                      -----------
Total Foreign Government Obligations
  (cost $1,067,778).....................                1,167,101
                                                      -----------
COLLATERALIZED MORTGAGE OBLIGATION - 1.3%
Commercial Mortgage Asset Trust
  Series 1999-C1 Certificate 144A
  Class F
  6.25%, 11/17/13.......................        400       286,125
Federal Home Loan Mortgage
  8.60%, 4/15/21........................        259       264,607
LB-UBS Commercial Mortgage Trust
  Series 2000-C3, Class A2
  7.95%, 1/15/10........................        200       215,591
                                                      -----------
Total Collateralized Mortgage Obligation
  (cost $772,741).......................                  766,323
                                                      -----------
COMMERCIAL MORTGAGE BACKED SECURITIES - 1.5%
CS First Boston Mortgage Securities
  Corp.
  7.55%, 4/15/10........................        400       422,739
Morgan Stanley Capital I
  6.59%, 10/3/30........................        442       453,995
                                                      -----------
Total Commercial Mortgage Backed
  Securities
  (cost $833,728).......................                  876,734
                                                      -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 43.0%
Federal Home Loan Mortgage
  5.75%, 4/15/08........................      1,000       993,120
  6.00%, 2/1/29.........................        268       257,669
  7.00%, 11/1/29........................        706       709,821
  7.00%, 5/1/30.........................        112       112,777
  7.00%, 11/1/30........................        711       714,561
  7.50%, 3/1/30.........................        368       376,036
  7.50%, 12/1/30........................      1,630     1,664,303
  9.00%, 11/1/06........................         28        29,469

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

Federal National Mortgage Assn.
  6.00%, 12/1/13........................  $     346   $   342,220
  6.00%, 5/1/29.........................        384       370,155
  6.25%, 2/1/11.........................        175       172,785
  6.50%, 12/1/99 TBA....................      1,250     1,230,078
  7.00%, 6/1/29.........................        398       399,816
  7.00%, 5/1/31.........................      1,960     1,968,458
  7.50%, 1/1/31.........................      1,394     1,421,936
  8.00%, 8/1/30.........................        256       264,187
  9.50%, 6/1/03.........................         21        21,137
Government National Mortgage Assn.
  6.50%, 3/15/31........................        998       987,232
  6.50%, 4/15/31........................        500       494,071
  6.50%, 5/15/31........................        290       286,494
  7.00%, 12/15/14.......................        443       453,066
  7.00%, 2/15/28........................        337       340,483
  7.00%, 5/15/29........................        344       347,306
  7.00%, 7/15/29........................        235       237,011
  7.00%, 3/15/31........................        524       528,294
  7.00%, 12/15/99 TBA...................      2,000     2,018,124
  7.50%, 3/15/30........................        428       438,877
  7.50%, 9/15/30........................        961       985,602
  8.00%, 1/15/30........................        543       562,710
  8.00%, 5/15/30........................        386       400,296
Tennessee Valley Authority Series A
  5.63%, 1/18/11........................        600       577,584
U.S. Treasury Notes
  4.75%, 11/15/08.......................        600       579,186
                                          PRINCIPAL
                                            AMOUNT
                                            (000)        VALUE

U.S. Treasury Bonds
  6.25%, 5/15/30........................  $     400   $   423,684
  6.63%, 2/15/27........................      1,000     1,093,711
  8.13%, 8/15/19........................      1,600     1,992,240
  10.38%, 11/15/12......................      1,100     1,391,324
                                                      -----------
Total U.S. Government & Agency
  Obligations
  (cost $24,993,355)....................               25,185,823
                                                      -----------
                                            SHARES

SHORT TERM INVESTMENTS - 10.3%
COMMERCIAL PAPER - 3.1%
Household Finance Corp.
  3.55%, 9/20/01........................  1,810,000     1,810,000
                                                      -----------
MUTUAL FUNDS - 7.2%
  Federated Prime Obligation............  2,137,753     2,137,753
  SSGA Money Market Fund................  2,066,393     2,066,393
                                                      -----------
                                                        4,204,146
                                                      -----------
Total Short Term Investments
  (amortized cost $6,014,146)...........                6,014,146
                                                      -----------
TOTAL INVESTMENTS - 106.0%
  (cost $61,382,545)....................               62,040,169
Other assets less
  liabilities - (6.0)%..................               (3,508,274)
                                                      -----------
NET ASSETS - 100.0%.....................              $58,531,895
                                                      ===========

TBA = To be announced
(1) Eligible for resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001 these securities amounted to $2,034,263, representing 3.5% of net assets.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

REAL ESTATE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES      VALUE

REAL ESTATE INVESTMENT TRUSTS - 98.3%
APARTMENTS - 23.2%
Amli Residential Properties Trust.......   32,214  $   792,465
Apartment Investment & Management
  Co....................................   33,025    1,591,805
AvalonBay Communities, Inc..............   29,627    1,385,062
BRE Properties, Inc.....................   29,176      884,033
Equity Residential Properties Trust.....   19,082    1,079,087
                                                   -----------
                                                     5,732,452
                                                   -----------
HOTELS - 1.9%
MeriStar Hospitality Corp...............   19,496      463,030
                                                   -----------
MIXED - 11.3%
Duke-Weeks Realty Corp..................   39,086      971,287
Reckson Associates Realty Corp..........   48,061    1,105,403
Spieker Properties, Inc.................   11,820      708,609
                                                   -----------
                                                     2,785,299
                                                   -----------
OFFICE - 24.0%
Equity Office Properties Trust..........   64,848    2,051,142
Highwoods Properties, Inc...............   35,435      944,343
Mack-Cali Realty Corp...................   37,327    1,063,073
SL Green Realty Corp....................   62,506    1,894,557
                                                   -----------
                                                     5,953,115
                                                   -----------
REGIONAL MALLS - 13.1%
CBL & Associates Properties, Inc........   31,733      973,885
General Growth Properties, Inc..........   25,239      993,407
Macerich Co.............................   31,781      788,169
Simon Property Group, Inc...............   16,573      496,693
                                                   -----------
                                                     3,252,154
                                                   -----------
                                          SHARES      VALUE

SHOPPING CENTERS - 9.1%
Developers Diversified Realty Corp......   34,103  $   626,813
IRT Property Co.........................   55,184      600,954
Kimco Realty Corp.......................   21,588    1,022,192
                                                   -----------
                                                     2,249,959
                                                   -----------
STORAGE - 4.5%
Public Storage, Inc.....................   37,870    1,122,846
                                                   -----------
TRIPLE NET LEASE - 0.5%
Franchise Finance Corp. of America......    4,575      114,878
                                                   -----------
WAREHOUSE & INDUSTRIAL - 10.7%
CenterPoint Properties Corp.............   21,066    1,057,513
First Industrial Realty Trust, Inc......   17,111      549,947
ProLogis Trust..........................   46,255    1,050,914
                                                   -----------
                                                     2,658,374
                                                   -----------
Total Real Estate Investment Trusts
  (cost $21,545,512)....................            24,332,107
                                                   -----------
SHORT TERM INVESTMENTS - 2.9%
MUTUAL FUNDS - 2.9%
SSGA Money Market Fund (amortized cost
  $729,858).............................  729,858      729,858
                                                   -----------
TOTAL INVESTMENTS - 101.2%
  (cost $22,275,370)....................            25,061,965
Other assets less liabilities - (1.2%)..              (298,287)
                                                   -----------
NET ASSETS - 100.0%.....................           $24,763,678
                                                   ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS FINANCIAL FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES     VALUE

COMMON STOCK - 88.6%
BANKING S & L - 8.8%
Bank One Corp...........................     900    $   32,220
Capital One Financial Corp..............   4,700       282,000
Fifth Third Bancorp.....................     600        36,030
Golden West Financial Corp..............   3,000       192,720
State Street Corp.......................   1,000        49,490
Wells Fargo & Co........................   1,800        83,574
                                                    ----------
                                                       676,034
                                                    ----------
BUILDING MATERIALS - 1.3%
Martin Marietta Materials, Inc..........   2,000        98,980
                                                    ----------
CONSULTING SERVICES - 1.1%
KPMG Consulting, Inc.*..................   5,200        79,820
                                                    ----------
CONSUMER PRODUCTS - 4.1%
Philip Morris Cos., Inc.................   6,200       314,650
                                                    ----------
DATA PROCESSING - 2.8%
First Data Corp.........................   3,300       212,025
                                                    ----------
DIVERSIFIED - 1.8%
Berkshire Hathaway, Inc. Class A*.......       2       138,800
                                                    ----------
FINANCIAL SERVICES - 23.9%
American Express Co.....................  10,500       407,400
Household International, Inc............   5,000       333,500
MBNA Corp...............................   3,000        98,850
Moodys Corp.............................  10,100       338,350
Providian Financial Corp................   5,800       343,360
The Charles Schwab Corp.................   2,000        30,600
The New Dun & Bradstreet Corp.*.........   9,900       279,180
                                                    ----------
                                                     1,831,240
                                                    ----------
INDUSTRIAL - 3.2%
Sealed Air Corp.*.......................   6,600       245,850
                                                    ----------
INSURANCE - 20.8%
American International Group, Inc.......   2,150       184,900
Aon Corp................................   5,000       175,000
Cincinnati Financial Corp...............   5,700       225,150
Everest Re Group, Ltd...................   2,500       187,000
FPIC Insurance Group, Inc.*.............   1,400        18,284
Horace Mann Educators Corp..............   5,100       109,905
Loews Corp..............................   2,500       161,075
                                           SHARES     VALUE

Markel Corp.*...........................     500    $   98,250
Transatlantic Holdings, Inc.............   3,500       428,785
                                                    ----------
                                                     1,588,349
                                                    ----------
INVESTMENT FIRM - 8.3%
Citigroup, Inc..........................   5,100       269,484
Morgan Stanley Dean Witter & Co.........   1,700       109,191
Stilwell Financial, Inc.................   7,700       258,412
                                                    ----------
                                                       637,087
                                                    ----------
MANUFACTURING - 4.1%
Tyco International Ltd..................   5,700       310,650
                                                    ----------
TECHNOLOGY - 2.4%
Lexmark International, Inc.
  Class A*..............................   2,700       181,575
                                                    ----------
TELECOMMUNICATIONS - 3.4%
Tellabs, Inc.*..........................  10,000       193,800
TyCom Ltd.*.............................   4,000        68,800
                                                    ----------
                                                       262,600
                                                    ----------
WHOLESALE - 2.6%
Costco Wholesale Corp.*.................   4,900       201,292
                                                    ----------
Total Common Stock
  (cost $6,574,818).....................             6,778,952
                                                    ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 10.6%
REPURCHASE AGREEMENT - 10.6%
State Street Bank and Trust Company,
  4.00%, 7/02/01
  (collateralized by $825,000
  Federal Home Loan Mortgage
  Corporation, 4.750%, 05/02/03 with a
  value of $830,156)
  (amortized cost $811,000).............  $    811      811,000
                                                     ----------
TOTAL INVESTMENTS - 99.2%
  (cost $7,385,818).....................              7,589,952
Other assets less liabilities - 0.8%....                 62,809
                                                     ----------
NET ASSETS - 100.0%.....................             $7,652,761
                                                     ==========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            SHARES       VALUE

COMMON STOCK - 94.6%
BANKING S & L - 6.2%
Bank One Corp...........................      13,000  $   465,400
Golden West Financial Corp..............      12,600      809,424
Wells Fargo & Co........................      26,300    1,221,109
                                                      -----------
                                                        2,495,933
                                                      -----------
BUILDING MATERIALS - 4.1%
Martin Marietta Materials, Inc..........       4,100      202,909
Masco Corp..............................      43,200    1,078,272
Vulcan Materials Co.....................       7,400      397,750
                                                      -----------
                                                        1,678,931
                                                      -----------
COMPUTER PRODUCTS - 0.7%
RadioShack Corp.........................      10,000      305,000
                                                      -----------
CONSUMER PRODUCTS - 4.7%
Philip Morris Cos., Inc.................      35,700    1,811,775
The Gillette Co.........................       2,600       75,374
                                                      -----------
                                                        1,887,149
                                                      -----------
DATA PROCESSING - 0.1%
First Data Corp.........................         900       57,825
                                                      -----------
DIVERSIFIED - 0.5%
Berkshire Hathaway, Inc. Class A*.......           3      208,200
                                                      -----------
ELECTRONICS - 3.4%
Agere Systems, Inc. Class A*............      72,000      540,000
Agilent Technologies, Inc.*.............       4,700      152,750
Molex, Inc..............................       5,200      189,956
Rockwell International Corp.*...........       4,300      163,916
Texas Instruments, Inc..................      10,300      324,450
                                                      -----------
                                                        1,371,072
                                                      -----------
ENERGY SOURCES - 1.9%
Devon Energy Corp.......................       9,100      477,750
Kinder Morgan, Inc......................       6,100      306,525
                                                      -----------
                                                          784,275
                                                      -----------
FINANCIAL SERVICES - 18.1%
American Express Co.....................      47,800    1,854,640
Citigroup, Inc..........................      29,933    1,581,660
Freddie Mac.............................      11,300      791,000
Household International, Inc............      28,300    1,887,610
Moody's Corp............................       9,600      321,600
Providian Financial Corp................      11,700      692,640
The New Dun & Bradstreet Corp.*.........       6,700      188,940
                                                      -----------
                                                        7,318,090
                                                      -----------
                                            SHARES       VALUE

FOOD & BEVERAGES - 1.2%
General Mills, Inc......................       5,500  $   240,790
Kraft Foods, Inc. Class A*..............       7,500      232,500
                                                      -----------
                                                          473,290
                                                      -----------
HOTELS - 1.0%
Marriott International, Inc.
  Class A...............................       8,300      392,922
                                                      -----------
INDUSTRIAL PRODUCTS - 3.8%
Minnesota Mining & Manufacturing Co.....       7,000      798,700
Sealed Air Corp.*.......................      20,300      756,175
                                                      -----------
                                                        1,554,875
                                                      -----------
INSURANCE - 8.1%
American International Group, Inc.......      16,800    1,444,800
Aon Corp................................       5,500      192,500
Loews Corp..............................       5,000      322,150
The Chubb Corp..........................       2,100      162,603
The Progressive Corp....................       3,900      527,241
Transatlantic Holdings, Inc.............       5,100      624,801
                                                      -----------
                                                        3,274,095
                                                      -----------
INVESTMENT FIRM - 2.4%
Morgan Stanley Dean Witter & Co.........      10,700      687,261
Stilwell Financial, Inc.................       8,600      288,616
                                                      -----------
                                                          975,877
                                                      -----------
MANUFACTURING - 8.0%
Dover Corp..............................      11,500      432,975
Tyco International Ltd..................      51,800    2,823,100
                                                      -----------
                                                        3,256,075
                                                      -----------
OIL - 2.1%
EOG Resources, Inc......................       7,500      266,625
Phillips Petroleum Co...................      10,000      570,000
                                                      -----------
                                                          836,625
                                                      -----------
PHARMACEUTICALS - 11.0%
American Home Products Corp.............      16,900      987,636
Bristol-Myers Squibb Co.................      20,300    1,061,690
Eli Lilly & Co..........................      11,400      843,600
Merck & Co..............................      23,200    1,482,712
Pharmacia Corp..........................       1,700       78,115
                                                      -----------
                                                        4,453,753
                                                      -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            SHARES       VALUE

PUBLISHING - 1.4%
Dow Jones & Co., Inc....................       1,700  $   101,507
Gannett, Inc............................       3,500      230,650
Tribune Co..............................       5,400      216,054
                                                      -----------
                                                          548,211
                                                      -----------
REAL ESTATE - 1.0%
Avalonbay Communities, Inc..............         300       14,025
CenterPoint Properties Corp.............       7,798      391,459
                                                      -----------
                                                          405,484
                                                      -----------
RESTAURANTS - 1.7%
McDonald's Corp.........................      25,900      700,854
                                                      -----------
TECHNOLOGY - 4.6%
BMC Software, Inc.*.....................       9,400      211,876
Hewlett Packard Co......................      28,100      803,660
Intel Corp..............................       3,400       99,450
Lexmark International, Inc.
  Class A*..............................      10,800      726,300
Novell, Inc.*...........................       4,700       26,743
                                                      -----------
                                                        1,868,029
                                                      -----------
TELECOMMUNICATIONS - 2.6%
Loral Space & Communications Ltd.*......       4,500       12,600
Lucent Technologies, Inc................      22,200      137,640
Tellabs, Inc.*..........................      38,300      742,254
TyCom Ltd.*.............................       8,300      142,760
                                                      -----------
                                                        1,035,254
                                                      -----------
                                            SHARES       VALUE

TRANSPORTATION - 3.0%
United Parcel Service, Inc. Class B.....      20,800  $ 1,202,240
                                                      -----------
WHOLESALE - 3.0%
Costco Wholesale Corp.*.................      29,100    1,195,428
                                                      -----------
Total Common Stock
  (cost $38,919,840)....................               38,279,487
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT
                                            (000)
                                          ----------

SHORT TERM INVESTMENTS - 4.7%
REPURCHASE AGREEMENT - 4.7%
State Street Bank and Trust Company,
  4.00%, 7/02/01
  (collateralized by $1,910,000
  Federal Home Loan Bank, 4.800%,
  05/29/03 with a value of $1,920,140)
  (amortized cost $1,881,000)...........  $    1,881    1,881,000
                                                      -----------
TOTAL INVESTMENTS - 99.3%
  (cost $40,800,840)....................               40,160,487
Other assets less liabilities - 0.7%....                  290,104
                                                      -----------
NET ASSETS - 100.0%.....................              $40,450,591
                                                      ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO ENERGY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES     VALUE

COMMON STOCK - 90.3%
ELECTRICAL EQUIPMENT - 3.3%
Active Power, Inc.*.....................   7,400    $  123,432
                                                    ----------
NATURAL GAS - 17.2%
Dynegy, Inc. Class A....................   3,000       139,500
El Paso Corp............................   3,400       178,636
Kinder Morgan Management LLC*...........   1,800       123,300
Western Gas Resources, Inc..............   3,900       127,140
Williams Cos., Inc......................   2,300        75,785
                                                    ----------
                                                       644,361
                                                    ----------
OIL - INTERNATIONAL INTEGRATED - 11.3%
BP PLC ADR..............................   2,100       104,685
Murphy Oil Corp.........................   2,700       198,720
Phillips Petroleum Co...................   2,100       119,700
                                                    ----------
                                                       423,105
                                                    ----------
OIL & GAS - DRILLING EQUIPMENT - 17.0%
Atwood Oceanics, Inc.*..................   2,200        77,220
Cooper Cameron Corp.*...................   1,500        83,700
Grant Prideco, Inc.*....................   5,800       101,442
Nabors Industries, Inc.*................   3,700       137,640
National-Oilwell, Inc.*.................   1,100        29,480
Noble Drilling Corp.*...................   3,900       127,725
Santa Fe International Corp.............   2,800        81,200
                                                    ----------
                                                       638,407
                                                    ----------
OIL & GAS - EXPLORATION & PRODUCTION - 25.8%
Apache Corp.............................   1,600        81,200
Gulf Indonesia Resources Ltd.*..........  21,000       213,360
Kerr-McGee Corp.........................   2,400       159,048
Nexen, Inc..............................   6,600       166,056
Ocean Energy, Inc.......................   9,100       158,795
Patterson-UTI Energy, Inc.*.............   4,700        83,989
                                           SHARES     VALUE

Pioneer Natural Resources Co.*..........   4,000    $   68,200
Statoil ASA ADR*........................   4,800        35,376
                                                    ----------
                                                       966,024
                                                    ----------
OIL WELL EQUIPMENT & SERVICES - 10.0%
Baker Hughes, Inc.......................   3,300       110,550
Cal Dive International, Inc.*...........   4,800       118,080
Coflexip SA ADR.........................   1,200        80,526
Dril-Quip, Inc.*........................   3,100        66,743
                                                    ----------
                                                       375,899
                                                    ----------
STEEL - 5.7%
Oregon Steel Mills, Inc.................  25,300       215,050
                                                    ----------
Total Common Stock
  (cost $3,745,708).....................             3,386,278
                                                    ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 9.5%
REPURCHASE AGREEMENT - 9.5%
State Street Bank and Trust Company,
  3.88%, 7/02/01
  (collateralized by $360,000
  U.S. Treasury Notes, 5.750%, 11/30/02
  with a value of $369,571)
  (amortized cost $358,000).............  $    358      358,000
                                                     ----------
TOTAL INVESTMENTS - 99.8%
  (cost $4,103,708).....................              3,744,278
Other assets less liabilities - 0.2%....                  8,072
                                                     ----------
NET ASSETS - 100.0%.....................             $3,752,350
                                                     ==========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO HEALTH SCIENCES FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES     VALUE

COMMON STOCK - 93.2%
BIOTECHNOLOGY - 30.1%
Abgenix, Inc.*..........................    2,140   $   96,300
Amgen, Inc.*............................    1,500       91,020
Cephalon, Inc.*.........................    1,220       86,010
Genetech, Inc.*.........................    2,540      139,954
Genzyme Corp.*..........................    1,880      114,680
Gilead Sciences, Inc.*..................    1,560       90,776
Human Genome Sciences, Inc.*............    1,340       80,735
IDEC Pharmaceuticals Corp.*.............    2,420      163,810
ImClone Systems, Inc.*..................      875       46,200
Invitrogen Corp.*.......................    1,700      122,060
Medarex, Inc.*..........................    2,840       66,740
MedImmune, Inc.*........................    3,420      161,424
Millennium Pharmaceuticals, Inc.*.......    2,240       79,699
Protein Design Labs, Inc.*..............    1,280      111,053
                                                    ----------
                                                     1,450,461
                                                    ----------
HEALTH CARE MEDICAL EQUIPMENT & DEVICES - 6.8%
Baxter International, Inc...............    2,140      104,860
Laboratory Corp. America Holdings*......      440       33,836
St. Jude Medical, Inc.*.................    1,520       91,200
Varian Medical Systems, Inc.*...........    1,400      100,100
                                                    ----------
                                                       329,996
                                                    ----------
HEALTH CARE PROVIDERS & SERVICES - 6.8%
First Health Group Corp.*...............    2,380       57,406
HCA-The Healthcare Co...................    2,840      128,340
Tenet Healthcare Corp...................    2,740      141,356
                                                    ----------
                                                       327,102
                                                    ----------
PHARMACEUTICALS - 49.5%
Abbott Laboratories.....................    3,220      154,592
Allergan, Inc...........................    1,280      109,440
American Home Products Corp.............    3,500      204,540
AmeriSource Health Corp. Class A*.......    2,020      111,706
                                           SHARES     VALUE

Andrx Group*............................      380   $   29,260
AstraZeneca PLC ADR.....................    4,520      211,310
Aventis SA ADR..........................    2,300      183,747
Bergen Brunswig Corp. Class A...........    6,660      128,005
Bristol-Myers Squibb Co.................      840       43,932
Cardinal Health, Inc....................    1,680      115,920
Eli Lilly and Co........................      540       39,960
Forest Laboratories, Inc. Class A*......    1,860      132,060
Johnson & Johnson.......................    3,530      176,480
King Pharmaceuticals, Inc.*.............    3,080      165,550
Merck & Co., Inc........................      800       51,128
Novartis AG ADR.........................    1,660       60,009
Pfizer, Inc.............................    4,560      182,628
Pharmacia Corp..........................    2,160       99,252
Serono SA ADR...........................    1,850       46,158
Teva Pharmaceutical Industries Ltd.
  ADR...................................    2,320      144,536
                                                    ----------
                                                     2,390,213
                                                    ----------
Total Common Stock
  (cost $4,352,135).....................             4,497,772
                                                    ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 7.3%
REPURCHASE AGREEMENT - 7.3%
State Street Bank and Trust Company,
  3.88%, 7/02/01
  (collateralized by $335,000
  U.S. Treasury Notes, 6.250%, 02/15/07
  with a value of $361,175)
  (amortized cost $351,000).............  $    351      351,000
                                                     ----------
TOTAL INVESTMENTS - 100.5%
  (cost $4,703,135).....................              4,848,772
Other assets less
  liabilities - (0.5%)..................                (21,767)
                                                     ----------
NET ASSETS - 100.0%.....................             $4,827,005
                                                     ==========

*Non-income producing security
ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

COMMON STOCK - 98.2%
BUSINESS SERVICES - 0.9%
BISYS Group, Inc.*......................  500     $   29,500
                                                  ----------
COMMUNICATIONS - EQUIPMENT & MANUFACTURING - 11.4%
Centillium Communications, Inc.*........  800         19,792
Charter Communications, Inc.
  Class A*..............................  600         14,010
Ciena Corp.*............................  1,400       53,200
Comverse Technology, Inc.*..............  800         45,680
Exodus Communications, Inc.*............  5,200       10,712
Finisar Corp.*..........................  500          9,340
JDS Uniphase Corp.*.....................  1,400       17,500
Nokia Corp. ADR.........................  1,700       37,468
Polycom, Inc.*..........................  2,500       57,725
Powerwave Technologies, Inc.*...........  1,300       18,850
QUALCOMM, Inc.*.........................  400         23,392
Research In Motion Ltd.*................  900         29,025
Scientific Atlanta, Inc.................  600         24,360
Sonus Networks, Inc.*...................  500         11,680
Virata Corp.*...........................  1,700       20,145
                                                  ----------
                                                     392,879
                                                  ----------
COMPUTERS & BUSINESS EQUIPMENT - 0.3%
Teradyne, Inc.*.........................  300          9,930
                                                  ----------
COMPUTERS - HARDWARE - 1.8%
International Business Machines Corp....  200         22,600
Sun Microsystems, Inc.*.................  2,600       40,872
                                                  ----------
                                                      63,472
                                                  ----------
COMPUTERS - NETWORKING - 5.4%
Cisco Systems, Inc.*....................  1,700       30,940
Emulex Corp.*...........................  800         32,320
Extreme Networks, Inc.*.................  1,000       29,500
Intel Corp..............................  900         26,325
Juniper Networks, Inc.*.................  700         21,770
Network Appliance, Inc.*................  100          1,370
Oni Systems Corp.*......................  1,600       44,640
                                                  ----------
                                                     186,865
                                                  ----------
COMPUTER PERIPHERALS - 2.1%
EMC Corp................................  1,200       34,860
Nvidia Corp.*...........................  400         37,100
                                                  ----------
                                                      71,960
                                                  ----------
COMPUTER SOFTWARE & SERVICES - 25.7%
Adobe Systems, Inc......................  500         23,500
                                          SHARES    VALUE

Bea Systems, Inc.*......................  700     $   21,497
BMC Software, Inc.*.....................  900         20,286
Check Point Software Technologies
  Ltd.*.................................  700         35,399
Computer Associates
  International, Inc....................  600         21,600
Earthlink, Inc.*........................  4,000       56,400
Electronic Arts, Inc.*..................  200         11,580
I2 Technologies, Inc.*..................  1,200       23,760
Inktomi Corp.*..........................  800          7,672
Intuit, Inc.*...........................  500         19,995
KPMG Consulting, Inc.*..................  600          9,210
Manugistics Group, Inc.*................  1,700       42,670
Mercury Interactive Corp.*..............  800         47,920
Microsoft Corp.*........................  1,000       73,000
Openwave Systems, Inc.*.................  800         27,760
Oracle Corp.*...........................  1,700       32,300
PeopleSoft, Inc.*.......................  400         19,692
Peregrine Systems, Inc.*................  2,300       66,700
Rational Software Corp.*................  1,100       30,855
Siebel Systems, Inc.*...................  800         37,520
Smartforce Pub Ltd. Co. ADR*............  2,300       81,029
Synopsys, Inc.*.........................  1,000       48,390
Tibco Software, Inc.*...................  2,000       25,540
Veritas Software Corp.*.................  900         59,877
Vignette Corp.*.........................  3,500       31,045
Webmethods, Inc.*.......................  500         10,590
                                                  ----------
                                                     885,787
                                                  ----------
COMPUTER SYSTEMS - 6.4%
Akamai Technologies, Inc.*..............  300          2,752
Brocade Communications
  Systems, Inc.*........................  1,400       61,586
Computer Sciences Corp.*................  800         27,680
Dell Computer Corp.*....................  2,300       60,145
Mcdata Corp.*...........................  1,500       26,325
VeriSign, Inc.*.........................  700         42,007
                                                  ----------
                                                     220,495
                                                  ----------
DATA PROCESSING - 3.9%
Automatic Data Processing, Inc..........  500         24,850
First Data Corp.........................  900         57,825
Fiserv, Inc.*...........................  800         51,184
                                                  ----------
                                                     133,859
                                                  ----------
ELECTRICAL EQUIPMENT - 9.7%
Advanced Micro Devices, Inc.*...........  800         23,104
Applied Micro Circuits Corp.*...........  1,100       18,920
Broadcom Corp. Class A*.................  200          8,487
Celestica, Inc..........................  1,600       82,400
Flextronics International Ltd.*.........  3,100       80,941

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES    VALUE

Jabil Circuit, Inc.*....................  1,300   $   40,118
Sanmina Corp.*..........................  2,000       46,820
Solectron Corp.*........................  1,900       34,770
                                                  ----------
                                                     335,560
                                                  ----------
ELECTRONICS - SEMICONDUCTORS - 16.2%
Analog Devices, Inc.*...................  1,200       51,900
Integrated Device Technology, Inc.*.....  1,500       47,535
Linear Technology Corp..................  800         35,376
Maxim Integrated Products, Inc.*........  1,200       53,052
Microchip Technology, Inc.*.............  2,000       66,860
Micron Technology, Inc.*................  1,100       45,210
PMC-Sierra, Inc.*.......................  700         21,749
QLogic Corp.*...........................  500         32,225
RF Micro Devices, Inc.*.................  2,000       53,940
Texas Instruments, Inc..................  1,500       47,250
United Microelectronics Corp. ADR*......  2,200       19,580
Vitesse Semiconductor Corp.*............  1,600       33,664
Xilinx, Inc.*...........................  1,200       49,488
                                                  ----------
                                                     557,829
                                                  ----------
ENTERTAINMENT - 3.8%
AOL Time Warner, Inc.*..................  1,400       74,200
Gemstar TV Guide
  International, Inc.*..................  1,300       55,380
                                                  ----------
                                                     129,580
                                                  ----------
EQUIPMENT - SEMICONDUCTORS - 5.3%
Applied Materials, Inc.*................  1,000       49,100
Kla Tencor Corp.*.......................  500         29,235
Lam Research Corp.*.....................  2,000       59,300
Novellus Systems, Inc.*.................  800         45,432
                                                  ----------
                                                     183,067
                                                  ----------
HEALTH SERVICES - 1.0%
First Health Group Corp.*...............  1,400       33,768
                                                  ----------
PAYROLL PROCESSING - 1.3%
Paychex, Inc............................  1,100       44,000
                                                  ----------
                                          SHARES    VALUE

TELECOMMUNICATIONS - CELLULAR & WIRELESS - 0.8%
Nextel Communications, Inc.
  Class A*..............................  1,600   $   28,000
                                                  ----------
TELEPHONE - 1.6%
Amdocs Ltd.*............................  600         32,310
McLeodUSA, Inc. Class A*................  2,000        9,180
Time Warner Telecom, Inc.*..............  400         13,408
                                                  ----------
                                                      54,898
                                                  ----------
TELECOMMUNICATIONS - LONG DISTANCE - 0.6%
Qwest Communications
  International, Inc....................  700         22,309
                                                  ----------
Total Common Stock
  (cost $3,738,651).....................           3,383,758
                                                  ----------
                                          CONTRACT
                                          --------

EQUITY OPTION - 0.0%
ELECTRONICS - SEMICONDUCTORS - 0.0%
Maxim Intergrated Products, Inc. Jul 40
  Put
  0.00%, 7/21/01*
  (cost $1,211)                                 1          720
                                                    ----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT-TERM INVESTMENTS - 0.2%
GOVERNMENT AND AGENCY SECURITIES - 0.2%
U.S. Treasury Bills
  3.36%, 8/09/01........................   $    2         1,993
  3.37%, 8/09/01........................        4         3,986
                                                     ----------
Total Government and Agency Securities
  (amortized cost $5,979)...............                  5,979
                                                     ----------
TOTAL INVESTMENTS - 98.4%
  (cost $3,745,841).....................              3,390,457
Other assets less liabilities - 1.6%....                 55,703
                                                     ----------
NET ASSETS - 100.0%.....................             $3,446,160
                                                     ==========

*Non-income producing security
ADR=American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                     CODE IF
                                     NON-U.S.   SHARES     VALUE

COMMON STOCK - 86.2%
AUTO - 1.1%
General Motors Corp.*..............               1,400  $   28,350
                                                         ----------
BROADCASTING - 2.2%
EchoStar Communications Corp.*.....               1,700      55,114
                                                         ----------
CABLE - 4.4%
AT&T - Liberty Media Group*........               3,000      52,470
Comcast Corp.*.....................               1,300      56,420
                                                         ----------
                                                            108,890
                                                         ----------
COMMUNICATIONS - EQUIPMENT & MANUFACTURING - 17.4%
Alcatel............................  FR             100       2,093
Asia Global Crossing Ltd.*.........               6,600      39,270
Ciena Corp.*.......................               1,300      49,400
Comverse Technology, Inc.*.........                 900      51,390
Corvis Corp.*......................               2,000       8,780
Finisar Corp.*.....................                 500       9,340
JDS Uniphase Corp.*................               1,700      21,250
Metromedia Fiber Network, Inc.*....               2,300       4,692
Nokia Corp. ADR....................               2,300      50,692
Nortel Networks Corp...............                 100         909
Qualcomm, Inc.*....................                 600      35,088
Research In Motion Ltd.*...........                 700      22,575
SBC Communications, Inc............               1,000      40,060
Scientific Atlanta, Inc............                 600      24,360
Tekelec, Inc.*.....................               2,000      54,200
Utstarcom, Inc.*...................                 800      18,640
                                                         ----------
                                                            432,739
                                                         ----------
COMPUTERS - NETWORKING - 3.9%
Cisco Systems, Inc.*...............               2,300      41,860
Juniper Networks, Inc.*............                 500      15,550
Oni Systems Corp.*.................               1,400      39,060
                                                         ----------
                                                             96,470
                                                         ----------
COMPUTER PERIPHERALS - 1.8%
EMC Corp...........................               1,500      43,575
                                                         ----------
COMPUTER SOFTWARE & SERVICES - 5.4%
Digex, Inc.*.......................               2,000      26,000
Micromuse, Inc.*...................                 900      25,191
Microsoft Corp.*...................                 600      43,800
                                     COUNTRY
                                     CODE IF
                                     NON-U.S.   SHARES     VALUE

Openwave Systems, Inc.*............               1,000  $   34,700
Portal Software, Inc.*.............               1,100       4,543
                                                         ----------
                                                            134,234
                                                         ----------
COMPUTER SYSTEMS - 0.7%
Brocade Communications
  Systems, Inc.*...................                 400      17,596
                                                         ----------
ELECTRICAL EQUIPMENT - 4.3%
Celestica, Inc.....................                 800      41,200
Flextronics International Ltd.*....               1,600      41,776
Furukawa Electric Co., Ltd.........  JA           3,000      23,936
                                                         ----------
                                                            106,912
                                                         ----------
ELECTRONICS - SEMICONDUCTORS - 4.0%
Agere Systems, Inc.*...............               3,200      24,000
Applied Micro Circuits Corp.*......               1,600      27,520
New Focus, Inc.*...................               1,000       8,250
PMC Sierra, Inc.*..................                 500      15,535
Vitesse Semiconductor Corp.*.......               1,100      23,144
                                                         ----------
                                                             98,449
                                                         ----------
ENTERTAINMENT - 4.5%
AOL Time Warner, Inc.*.............               1,300      68,900
Gemstar TV Guide
  International, Inc.*.............               1,000      42,600
                                                         ----------
                                                            111,500
                                                         ----------
MANUFACTURING - DIVERSIFIED - 0.1%
Corning, Inc.......................                 100       1,671
                                                         ----------
NATURAL GAS - 2.8%
Dynegy, Inc........................                 800      37,200
El Paso Corp.......................                 600      31,524
                                                         ----------
                                                             68,724
                                                         ----------
TELECOMMUNICATIONS - CELLULAR & WIRELESS - 11.2%
Cable & Wireless PLC...............  UK           2,000      11,780
China Mobile HK*...................  HK           7,000      36,885
Crown Castle International
  Corp.*...........................               1,600      26,240
Leap Wireless
  International, Inc.*.............                 600      18,180
Nextel Communications, Inc.*.......               3,000      52,500

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESCO TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                     COUNTRY
                                     CODE IF
                                     NON-U.S.   SHARES     VALUE

Nextel Partners, Inc.*.............               2,500  $   38,800
NTT DoCoMo, Inc....................  JA               2      34,801
Signalsoft Corp.*..................               1,900      21,850
Spectrasite Holdings, Inc.*........               2,000      14,480
Vodafone Group PLC.................  UK          10,500      23,290
                                                         ----------
                                                            278,806
                                                         ----------
TELEPHONE - 14.2%
Amdocs Ltd.*.......................               1,000      53,850
AT&T Canada, Inc.*.................                 800      24,104
BellSouth Corp.....................               1,400      56,378
Colt Telecom Group PLC*............                 700      19,600
Illuminet Holdings, Inc.*..........                 800      25,160
McLeodUSA, Inc.*...................               7,900      36,261
RF Micro Devices, Inc.*............                 700      18,879
Time Warner Telecom, Inc.*.........               2,300      77,096
WorldCom, Inc......................               2,100      29,820
Xo Communications, Inc.*...........               5,800      11,136
                                                         ----------
                                                            352,284
                                                         ----------
TELECOMMUNICATIONS - LONG DISTANCE - 8.2%
Allegiance Telecom, Inc.*..........               4,500      67,455
Exodus Communications, Inc.*.......               2,900       5,974
Global Crossing Ltd.*..............               4,100      35,424
                                     COUNTRY
                                     CODE IF
                                     NON-U.S.   SHARES     VALUE

Qwest Communications
  International, Inc...............               2,000  $   63,740
Sanmina Corp.*.....................               1,300      30,433
                                                         ----------
                                                            203,026
                                                         ----------
Total Common Stock
  (cost $2,710,124)................                       2,138,340
                                                         ----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 14.5%
REPURCHASE AGREEMENT - 14.5%
State Street Bank & Trust Company,
  3.88%, 7/02/01
  (collateralized by $360,000
  U.S. Treasury Notes, 6.250%,
  maturing on 12/15/07,
  with a value of $371,957)
  (amortized cost $360,000).............  $360,000   $  360,000
                                                     ----------
TOTAL INVESTMENTS - 100.7%
  (cost $3,070,124).....................              2,498,340
Other assets less
  liabilities - (0.7%)..................                (18,152)
                                                     ----------
NET ASSETS - 100.0%.....................             $2,480,188
                                                     ==========

*Non-income producing security
ADR = American Depositary Receipt
FR - France
JA = Japan
UK = United Kingdom
HK = Hong Kong

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 90.9%
BEVERAGES - SOFT DRINKS - 1.2%
The Pepsi Bottling Group, Inc...........     900    $    36,090
                                                    -----------
BIOTECHNOLOGY - 12.5%
Genzyme Corp.*..........................   1,400         85,400
Human Genome Sciences, Inc.*............     600         36,150
IDEC Pharmaceuticals Corp.*.............   1,400         94,766
ImClone Systems, Inc.*..................   1,000         52,800
MedImmune, Inc.*........................     800         37,760
Millennium Pharmaceuticals, Inc.*.......   2,000         71,160
                                                    -----------
                                                        378,036
                                                    -----------
BROADCASTING/MEDIA - 4.9%
Charter Communications, Inc.
  Class A*..............................   2,200         51,370
Univision Communications, Inc.
  Class A*..............................   1,100         47,058
Westwood One, Inc.*.....................   1,400         51,590
                                                    -----------
                                                        150,018
                                                    -----------
COMMUNICATIONS - EQUIPMENT & MANUFACTURING - 1.5%
ONI Systems Corp.*......................     600         16,740
Sonus Networks, Inc.*...................   1,200         28,032
                                                    -----------
                                                         44,772
                                                    -----------
COMPUTER SOFTWARE/SERVICES - 13.2%
Adobe Systems, Inc......................     300         14,100
Amdocs Ltd.*............................     600         32,310
Cadence Design Systems, Inc.*...........   2,000         37,260
Citrix Systems, Inc.*...................     600         20,940
Electronic Arts, Inc.*..................     500         28,950
Interwoven, Inc.*.......................   1,200         20,280
Intuit, Inc.*...........................     600         23,994
Macrovision Corp.*......................     600         41,100
Mercury Interactive Corp.*..............     500         29,950
Micromuse, Inc.*........................     800         22,392
Openwave Systems, Inc.*.................   1,100         38,170
Peregrine Systems, Inc.*................   1,200         34,800
Rational Software Corp.*................   2,000         56,100
                                                    -----------
                                                        400,346
                                                    -----------
CONSUMER FINANCE - 1.1%
Countrywide Credit Industries, Inc......     700         32,116
                                                    -----------
DIVERSIFIED FINANCIALS - 1.4%
SEI Investments Co......................     900         42,660
                                                    -----------
                                           SHARES      VALUE

ELECTRIC COMPANIES - 1.7%
Orion Power Holdings, Inc.*.............   2,200    $    52,382
                                                    -----------
ELECTRICAL EQUIPMENT - 2.1%
Capstone Turbine Corp.*.................   1,100         24,299
Sanmina Corp.*..........................   1,200         28,092
Symbol Technologies, Inc................     500         11,100
                                                    -----------
                                                         63,491
                                                    -----------
ELECTRONICS - SEMICONDUCTORS - 6.0%
Broadcom Corp. Class A*.................     600         25,656
Intersil Corp. Class A*.................   1,400         50,960
Linear Technology Corp..................     500         22,110
NVIDIA Corp.*...........................     300         27,825
RF Micro Devices, Inc.*.................   1,100         29,667
Xilinx, Inc.*...........................     600         24,744
                                                    -----------
                                                        180,962
                                                    -----------
ENERGY - 1.4%
Talisman Energy, Inc....................   1,100         41,899
                                                    -----------
EQUIPMENT - SEMICONDUCTORS - 1.1%
Novellus Systems, Inc.*.................     500         28,395
Teradyne, Inc.*.........................     200          6,620
                                                    -----------
                                                         35,015
                                                    -----------
GAMING & LOTTERY - 1.2%
International Game Technology*..........     600         37,650
                                                    -----------
HEALTH CARE - DIVERSE - 2.8%
Ivax Corp.*.............................   2,175         84,825
                                                    -----------
HEALTH CARE - DRUGS, MAJOR - 2.1%
Forest Laboratories, Inc.*..............     600         42,600
Shire Pharmaceuticals Group Plc. ADR*...     400         22,200
                                                    -----------
                                                         64,800
                                                    -----------
HEALTH CARE - MANAGED CARE - 2.2%
Express Scripts, Inc.*..................   1,200         66,036
                                                    -----------
HEALTH CARE - SPECIALIZED SERVICE - 4.9%
Healthsouth Corp.*......................   2,200         35,134
Laboratory Corp. of America Holdings*...     400         30,760
Quest Diagnostics, Inc.*................   1,100         82,335
                                                    -----------
                                                        148,229
                                                    -----------
INSURANCE - PROPERTY - 1.6%
XL Capital Ltd. Class A.................     600         49,260
                                                    -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

INVESTMENT BANKING/BROKERAGE - 3.4%
Legg Mason, Inc.........................     600    $    29,856
National Commerce Financial Corp........   2,000         48,740
Waddell & Reed Financial, Inc.
  Class A...............................     800         25,400
                                                    -----------
                                                        103,996
                                                    -----------
INVESTMENT MANAGEMENT - 2.1%
Affiliated Managers Group, Inc.*........     800         49,200
T. Rowe Price Group, Inc................     400         14,956
                                                    -----------
                                                         64,156
                                                    -----------
LEISURE TIME - 1.1%
Harley-Davidson, Inc....................     700         32,956
                                                    -----------
MANUFACTURING - DIVERSIFIED - 1.4%
Thermo Electron Corp.*..................   2,000         44,040
                                                    -----------
OIL - EXPLORATION & PRODUCTION - 0.8%
XTO Energy, Inc.........................   1,650         23,678
                                                    -----------
OIL - INTERNATIONAL - 0.5%
Reliant Resources, Inc.*................     600         14,820
                                                    -----------
OIL & GAS - DRILLING EQUIPMENT - 4.5%
Nabors Industries, Inc.*................     800         29,760
Rowan Cos., Inc.*.......................   2,200         48,620
Weatherford International, Inc..........   1,200         57,600
                                                    -----------
                                                        135,980
                                                    -----------
RESTAURANTS - 1.2%
Starbucks Corp.*........................   1,600         36,800
                                                    -----------
RETAIL - APPAREL - 3.1%
Abercrombie & Fitch Co. Class A*........   1,100         48,950
The Talbots, Inc........................   1,000         43,750
                                                    -----------
                                                         92,700
                                                    -----------
RETAIL - SPECIALTY - 1.3%
Toys "R" Us, Inc.*......................   1,600         39,600
                                                    -----------
                                           SHARES      VALUE

SERVICES - ADVERTISING/MARKETING - 1.2%
TMP Worldwide, Inc.*....................     600    $    36,000
                                                    -----------
SERVICES - COMMERCIAL & CONSUMER - 3.1%
Apollo Group, Inc. Class A*.............   1,500         63,675
IMS Health, Inc.........................   1,100         31,350
                                                    -----------
                                                         95,025
                                                    -----------
SERVICES - COMPUTER SYSTEMS - 2.2%
SunGard Data Systems, Inc.*.............   2,200         66,022
                                                    -----------
SERVICES - DATA PROCESSING - 1.7%
Concord EFS, Inc.*......................   1,000         52,010
                                                    -----------
TEXTILES - APPAREL - 0.4%
Jones Apparel Group, Inc.*..............     300         12,960
                                                    -----------
Total Common Stock
  (cost $2,701,558).....................              2,759,330
                                                    -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 8.8%
REPURCHASE AGREEMENT - 8.8%
State Street Bank and Trust Company,
  4.06%, 7/02/01
  (collateralized by $265,000 Federal
  Home Loan Bank, 5.00%, 02/14/03 with a
  value of $272,297)
  (amortized cost $265,000).............  $    265       265,000
                                                     -----------
TOTAL INVESTMENTS - 99.7%
  (cost $2,966,558).....................               3,024,330
Other assets less liabilities - 0.3%....                  10,387
                                                     -----------
NET ASSETS - 100.0%.....................             $ 3,034,717
                                                     ===========

*Non-income producing security

ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 92.7%
AEROSPACE & DEFENSE - 0.5%
Precision Castparts Corp................     300    $    11,226
                                                    -----------
AIR FREIGHT - 1.2%
Teekay Shipping Corp....................     600         24,012
                                                    -----------
ALUMINUM - 0.8%
Alcan, Inc..............................     400         16,808
                                                    -----------
AUTO PARTS & EQUIPMENT - 1.0%
Lear Corp.*.............................     600         20,940
                                                    -----------
BANKS - MAJOR REGIONAL - 3.2%
BB&T Corp...............................     600         22,020
Comerica, Inc...........................     300         17,280
Southtrust Corp.........................   1,000         26,000
                                                    -----------
                                                         65,300
                                                    -----------
BROADCASTING/MEDIA - 5.1%
Cox Radio, Inc. Class A*................     900         25,065
Entercom Communications Corp.*..........     400         21,444
USA Networks, Inc.*.....................     900         25,200
Westwood One, Inc.*.....................     900         33,165
                                                    -----------
                                                        104,874
                                                    -----------
CHEMICALS - 1.5%
Air Products & Chemicals, Inc...........     500         22,875
Cabot Corp..............................     200          7,204
                                                    -----------
                                                         30,079
                                                    -----------
CHEMICALS - DIVERSIFIED - 1.0%
FMC Corp.*..............................     300         20,568
                                                    -----------
COMPUTERS - HARDWARE - 0.9%
Apple Computer, Inc.*...................     800         18,600
                                                    -----------
COMPUTER SOFTWARE/SERVICES - 2.8%
Cadence Design Systems, Inc.*...........   1,200         22,356
Computer Associates
  International, Inc....................     700         25,200
Compuware Corp.*........................     800         11,192
                                                    -----------
                                                         58,748
                                                    -----------
CONSTRUCTION - CEMENT - 0.8%
Vulcan Materials Co.....................     300         16,125
                                                    -----------
CONSUMER FINANCE - 1.4%
Capital One Financial Corp..............     500         30,000
                                                    -----------
                                           SHARES      VALUE

DISTRIBUTION (FOOD & HEALTH) - 1.0%
Bergen Brunswig Corp. Class A...........   1,100    $    21,142
                                                    -----------
DIVERSIFIED FINANCIALS - 5.6%
Ambac Financial Group, Inc..............     400         23,280
Dun & Bradstreet Corp.*.................     900         25,380
Federated Investors, Inc. Class B.......     800         25,760
Heller Financial, Inc. Class A..........     800         32,000
Moody's Corp............................     300         10,050
                                                    -----------
                                                        116,470
                                                    -----------
ELECTRIC COMPANIES - 6.3%
American Electric Power, Inc............     465         21,469
Dominion Resources, Inc.................     270         16,235
DPL, Inc................................     500         14,480
Entergy Corp............................     465         17,851
Exelon Corp.............................     370         23,725
Teco Energy, Inc........................     700         21,350
UtiliCorp United, Inc...................     500         15,275
                                                    -----------
                                                        130,385
                                                    -----------
ELECTRICAL EQUIPMENT - 0.6%
SPX Corp.*..............................     100         12,518
                                                    -----------
ELECTRONICS - DISTRIBUTION - 0.9%
Arrow Electronics, Inc.*................     800         19,432
                                                    -----------
EQUIPMENT - SEMICONDUCTORS - 1.2%
Lam Research Corp.*.....................     400         11,860
Photronics, Inc.*.......................     500         12,830
                                                    -----------
                                                         24,690
                                                    -----------
HEALTH CARE - DRUGS, GENERIC - 0.6%
ICN Pharmaceuticals, Inc................     400         12,688
                                                    -----------
HEALTH CARE - MEDICAL PRODUCTS & SUPPLIES - 2.9%
Beckman Coulter, Inc....................     600         24,480
Becton Dickinson & Co...................   1,000         35,790
                                                    -----------
                                                         60,270
                                                    -----------
HEALTH CARE - SPECIALIZED SERVICE - 2.0%
Omnicare, Inc...........................   2,000         40,400
                                                    -----------
INSURANCE - BROKERS - 0.8%
Willis Group Holdings Ltd.*.............     900         15,975
                                                    -----------
INSURANCE - LIFE/HEALTH - 3.1%
John Hancock Financial
  Services, Inc.........................     700         28,182

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

Phoenix Cos., Inc.*.....................     500    $     9,300
UnumProvident Corp......................     800         25,696
                                                    -----------
                                                         63,178
                                                    -----------
INSURANCE - MULTILINE - 0.9%
Loews Corp..............................     300         19,329
                                                    -----------
INSURANCE - PROPERTY - 5.3%
MBIA, Inc...............................     600         33,408
Radian Group, Inc.......................     500         20,225
The Chubb Corp..........................     300         23,229
Xl Capital Ltd. Class A.................     400         32,840
                                                    -----------
                                                        109,702
                                                    -----------
INVESTMENT BANKING/BROKERAGE - 0.8%
Lehman Brothers Holdings, Inc...........     200         15,550
                                                    -----------
LODGING - HOTELS - 1.5%
Carnival Corp...........................   1,000         30,700
                                                    -----------
MANUFACTURING - DIVERSIFIED - 1.0%
Johnson Controls, Inc...................     300         21,741
                                                    -----------
MANUFACTURING - SPECIAL - 1.2%
Pall Corp...............................   1,100         25,883
                                                    -----------
OIL - DOMESTIC - 0.6%
USX-Marathon Group......................     400         11,804
                                                    -----------
OIL - EXPLORATION & PRODUCTION - 5.0%
Anadarko Petroleum Corp.................     170          9,185
Apache Corp.............................     350         17,762
Burlington Resources, Inc...............     360         14,382
Devon Energy Corp.......................     200         10,500
EOG Resources, Inc......................     450         15,997
Louis Dreyfus Natural Gas Corp.*........     370         12,895
Mitchell Energy & Development Corp.
  Class A...............................     280         12,950
XTO Energy, Inc.........................     650          9,328
                                                    -----------
                                                        102,999
                                                    -----------
OIL & GAS - DRILLING EQUIPMENT - 1.1%
Rowan Cos., Inc.*.......................     400          8,840
Weatherford International, Inc..........     270         12,960
                                                    -----------
                                                         21,800
                                                    -----------
PUBLISHING - NEWSPAPER - 4.1%
Belo Corp. Class A......................   1,600         30,144
                                           SHARES      VALUE

Knight-Ridder, Inc......................     700    $    41,510
The E.W.Scripps Co. Class A.............     200         13,800
                                                    -----------
                                                         85,454
                                                    -----------
REITS EQUITY - INDUSTRIAL/OFFICE - 1.4%
Boston Properties, Inc..................     700         28,630
                                                    -----------
REITS EQUITY - RESIDENTIAL - 1.8%
Archstone Communities Trust.............     400         10,312
Avalonbay Communities, Inc..............     200          9,350
Equity Residential Properties Trust.....     300         16,965
                                                    -----------
                                                         36,627
                                                    -----------
REITS EQUITY - RETAIL - 1.5%
Vornado Reality Trust...................     800         31,232
                                                    -----------
RESTAURANTS - 0.6%
Tricon Global Restaurants, Inc.*........     300         13,170
                                                    -----------
RETAIL - COMPUTERS & ELECTRONICS - 0.9%
RadioShack Corp.........................     600         18,300
                                                    -----------
RETAIL - DEPARTMENT STORES - 1.0%
May Department Stores Co................     600         20,556
                                                    -----------
RETAIL - DISCOUNTERS - 0.8%
Ross Stores, Inc........................     700         16,765
                                                    -----------
RETAIL - SPECIALTY - 2.2%
AutoZone, Inc.*.........................     800         30,000
Barnes & Noble, Inc.*...................     400         15,740
                                                    -----------
                                                         45,740
                                                    -----------
SAVINGS & LOAN - 6.0%
Astoria Financial Corp..................     500         27,500
Dime Bancorp, Inc.......................     900         33,525
Golden State Bancorp, Inc...............     500         15,400
Golden West Financial Corp..............     200         12,848
GreenPoint Financial Corp...............     900         34,560
                                                    -----------
                                                        123,833
                                                    -----------
SERVICES - COMMERCIAL & CONSUMER - 4.0%
Choicepoint, Inc.*......................     400         16,820
H&R Block, Inc..........................     600         38,730
Viad Corp...............................   1,000         26,400
                                                    -----------
                                                         81,950
                                                    -----------
SPECIALTY PRINTING - 0.5%
Valassis Communications, Inc.*..........     300         10,740
                                                    -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NEUBERGER BERMAN MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

TELEPHONE - 2.8%
Broadwing, Inc.*........................   1,500    $    36,675
Telephone & Data Systems, Inc...........     200         21,750
                                                    -----------
                                                         58,425
                                                    -----------
WASTE MANAGEMENT - 2.5%
Waste Management, Inc...................   1,700         52,394
                                                    -----------
Total Common Stock
  (cost $1,883,845).....................              1,917,752
                                                    -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 7.0%
REPURCHASE AGREEMENT - 7.0%
State Street Bank and Trust Company,
  4.06%, 7/02/01
  (collateralized by $145,000 FHLB,
  5.00%, 02/14/03 with a value of
  $148,993)
  (amortized cost $144,000).............  $    144       144,000
                                                     -----------
TOTAL INVESTMENTS - 99.7%
  (cost $2,027,845).....................               2,061,752
Other assets less liabilities - 0.3%....                   5,725
                                                     -----------
NET ASSETS - 100.0%.....................             $ 2,067,477
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 88.8%
AUTOMOTIVE - 0.4%
General Motors Corp. Class H*...........   1,000    $    20,250
                                                    -----------
BANKS - 11.5%
BB&T Corp...............................   1,000         36,700
FleetBoston Financial Corp..............   4,950        195,278
J.P. Morgan Chase & Co..................   2,650        118,190
Wells Fargo & Co........................   4,700        218,221
                                                    -----------
                                                        568,389
                                                    -----------
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Dell Computer Corp.*....................   2,300         60,145
Sun Microsystems, Inc.*.................   2,200         34,584
                                                    -----------
                                                         94,729
                                                    -----------
COMPUTER SERVICES - 0.4%
Sabre Holdings Corp.....................     350         17,500
                                                    -----------
CONGLOMERATES - 3.8%
Alcan, Inc..............................   1,700         71,434
Minnesota Mining & Manufacturing Co.....   1,000        114,100
                                                    -----------
                                                        185,534
                                                    -----------
CONSUMER PRODUCTS - 3.4%
Mattel, Inc.............................   2,450         46,354
The Gillette Co.........................   4,150        120,308
                                                    -----------
                                                        166,662
                                                    -----------
DRUGS - 8.6%
American Home Products Corp.............   1,550         90,582
Eli Lilly & Co..........................     600         44,400
Merck & Co..............................   1,350         86,278
Pfizer, Inc.............................   2,050         82,103
Schering-Plough Corp....................   3,250        117,780
                                                    -----------
                                                        421,143
                                                    -----------
ELECTRIC UTILITIES - 4.8%
Duke Energy Corp........................   1,750         68,267
Exelon Corp.............................   2,100        134,652
NiSource, Inc...........................   1,300         35,529
                                                    -----------
                                                        238,448
                                                    -----------
ELECTRONICS - 1.7%
Agere Systems, Inc.*....................   5,700         42,750
Texas Instruments, Inc..................   1,300         40,950
                                                    -----------
                                                         83,700
                                                    -----------
ENERGY SERVICES - 2.6%
Anadarko Petroleum Corp.................     800         43,224
                                           SHARES      VALUE

Halliburton Co..........................   1,850    $    65,860
Transocean Sedco Forex, Inc.............     500         20,625
                                                    -----------
                                                        129,709
                                                    -----------
ENERGY SOURCES - 2.0%
Exxon Mobil Corp........................     500         43,675
Unocal Corp.............................   1,600         54,640
                                                    -----------
                                                         98,315
                                                    -----------
FINANCIAL SERVICES - 14.9%
Citigroup, Inc..........................   2,450        129,458
Fannie Mae..............................     600         51,090
Freddie Mac.............................   4,250        297,500
Household International, Inc............   1,650        110,055
John Hancock Financial
  Services, Inc.........................   2,650        106,689
Morgan Stanley Dean Witter & Co.........     600         38,538
                                                    -----------
                                                        733,330
                                                    -----------
FOOD SERVICES - 3.4%
McDonald's Corp.........................   6,250        169,125
                                                    -----------
INSURANCE - 1.1%
American General Corp...................   1,180         54,811
                                                    -----------
MEDIA - 0.9%
EchoStar Communications Corp.
  Class A*..............................   1,400         45,388
                                                    -----------
MULTIMEDIA - 1.0%
Clear Channel Communications, Inc.*.....     800         50,160
                                                    -----------
OIL & GAS - 3.5%
Chevron Corp............................     200         17,838
Texaco, Inc.............................   2,300        153,180
                                                    -----------
                                                        171,018
                                                    -----------
PAPER & FOREST PRODUCTS - 0.9%
Willamette Industries, Inc..............     900         44,550
                                                    -----------
RETAIL - 5.8%
CVS Corp................................   3,300        127,380
Kroger Co.*.............................   6,400        160,000
                                                    -----------
                                                        287,380
                                                    -----------
SOFTWARE - 1.7%
EMC Corp................................   1,400         40,670
Microsoft Corp.*........................     560         40,880
                                                    -----------
                                                         81,550
                                                    -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

TELECOMMUNICATIONS - 12.5%
SBC Communications, Inc.................   4,650    $   186,279
Sprint Corp.............................   7,200        153,792
Verizon Communications..................   1,400         74,900
WorldCom, Inc...........................  13,700        194,540
WorldCom, Inc. - MCI Group*.............     372          5,989
                                                    -----------
                                                        615,500
                                                    -----------
TRANSPORTATION - 1.1%
Burlington Northern Santa Fe Corp.......   1,400         42,238
Canadian Pacific Ltd....................     350         13,563
                                                    -----------
                                                         55,801
                                                    -----------
                                           SHARES      VALUE

WASTE - 0.9%
Waste Management, Inc...................   1,500    $    46,230
                                                    -----------
Total Common Stock
  (cost $4,260,161).....................              4,379,222
                                                    -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 11.9%
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - 11.9%
Federal Home Loan Bank Discount Note
  3.94%, 7/02/01
  (amortized cost $586,936).............  $    587       586,936
                                                     -----------
TOTAL INVESTMENTS - 100.7%
  (cost $4,847,097).....................               4,966,158
Other assets less
  liabilities - (0.7%)..................                 (35,195)
                                                     -----------
NET ASSETS - 100.0%.....................             $ 4,930,963
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 86.3%
AEROSPACE & DEFENSE - 3.3%
The Boeing Co...........................   2,350    $   130,660
                                                    -----------
BANKS - 10.3%
Fifth Third Bancorp.....................     100          6,005
FleetBoston Financial Corp..............   1,200         47,340
M&T Bank Corp...........................   1,800        135,900
Wells Fargo & Co........................   4,600        213,578
                                                    -----------
                                                        402,823
                                                    -----------
COMMUNICATION SERVICES - 2.8%
SBC Communications, Inc.................   2,700        108,162
                                                    -----------
COMPUTERS & OFFICE EQUIPMENT - 2.8%
Agere Systems, Inc. Class A*............   4,600         34,500
Compaq Computer Corp....................   1,100         17,039
Dell Computer Corp.*....................   2,200         57,530
                                                    -----------
                                                        109,069
                                                    -----------
COMPUTER SERVICES - 1.5%
Sabre Holdings Corp.....................   1,150         57,500
                                                    -----------
CONGLOMERATES - 1.8%
Minnesota Mining & Manufacturing Co.....     625         71,313
                                                    -----------
CONSUMER PRODUCTS - 0.1%
The Gillette Co.........................     100          2,899
                                                    -----------
DRUGS - 4.7%
American Home Products Corp.............   1,300         75,972
Eli Lilly & Co..........................     500         37,000
Merck & Co..............................     300         19,173
Pfizer, Inc.............................     400         16,020
Schering-Plough Corp....................     925         33,522
                                                    -----------
                                                        181,687
                                                    -----------
ELECTRONICS - 1.9%
Analog Devices, Inc.*...................     900         38,925
Applied Materials, Inc.*................     200          9,820
Texas Instruments, Inc..................     825         25,988
                                                    -----------
                                                         74,733
                                                    -----------
ENERGY - 2.7%
Exelon Corp.............................   1,625        104,195
                                                    -----------
ENERGY SERVICES - 1.3%
Halliburton Co..........................   1,450         51,620
                                                    -----------
ENERGY SOURCES - 3.1%
Anadarko Petroleum Corp.................     600         32,418
                                           SHARES      VALUE

Tosco Corp..............................   1,150    $    50,657
Unocal Corp.............................   1,100         37,565
                                                    -----------
                                                        120,640
                                                    -----------
FINANCIAL SERVICES - 18.1%
Citigroup, Inc..........................   2,500        132,100
Fannie Mae..............................     450         38,317
Freddie Mac.............................   5,150        360,500
Household International, Inc............   1,900        126,730
John Hancock Financial Services.........     800         32,208
PNC Financial Services Group............     250         16,448
                                                    -----------
                                                        706,303
                                                    -----------
INSURANCE - 2.5%
American General Corp...................     550         25,547
Aon Corp................................     400         14,000
Xl Capital Ltd. Class A.................     700         57,470
                                                    -----------
                                                         97,017
                                                    -----------
MANUFACTURING - 6.4%
Alcan, Inc..............................   2,200         92,444
Alcoa, Inc..............................   1,650         65,010
ITT Industries, Inc.....................   2,100         92,925
                                                    -----------
                                                        250,379
                                                    -----------
MULTIMEDIA - 0.6%
Clear Channel Communications, Inc.*.....     350         21,945
                                                    -----------
OIL & GAS - 4.2%
Phillips Petroleum Co...................     425         24,225
Texaco, Inc.............................   2,050        136,530
USX-Marathon Group......................     125          3,689
                                                    -----------
                                                        164,444
                                                    -----------
PAPER & FOREST PRODUCTS - 1.5%
Willamette Industries, Inc..............   1,150         56,925
                                                    -----------
RESTAURANTS - 4.0%
McDonald's Corp.........................   5,750        155,595
                                                    -----------
RETAIL - 4.0%
CVS Corp................................     700         27,020
The Kroger Co.*.........................   5,150        128,750
                                                    -----------
                                                        155,770
                                                    -----------
SOFTWARE & SERVICES - 0.5%
Microsoft Corp.*........................     250         18,250
                                                    -----------
TELECOMMUNICATIONS - 8.0%
Sprint Corp.............................   5,900        126,024

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MANAGED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

Verizon Communications..................   1,250    $    66,875
WorldCom, Inc...........................   8,200        116,440
WorldCom, Inc. - MCI Group*.............     293          4,717
                                                    -----------
                                                        314,056
                                                    -----------
WASTE MANAGEMENT - 0.2%
Waste Management, Inc...................     250          7,705
                                                    -----------
Total Common Stock
  (cost $3,144,599).....................              3,363,690
                                                    -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 13.4%
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 13.4%
Federal Home Loan Bank Discount Note
  3.94%, 7/02/01
  (amortized cost $522,943).............  $    523       522,943
                                                     -----------
TOTAL INVESTMENTS - 99.7%
  (cost $3,667,542).....................               3,886,633
Other assets less liabilities - 0.3%....                  12,781
                                                     -----------
NET ASSETS - 100.0%.....................             $ 3,899,414
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 89.7%
CONSUMER PRODUCTS - 3.0%
Mattel, Inc.............................  36,300    $   686,796
                                                    -----------
DRUGS - 3.4%
Cambrex Corp............................   7,800        394,524
Teva Pharmaceutical Industries Ltd.
  ADR...................................   6,350        395,605
                                                    -----------
                                                        790,129
                                                    -----------
ELECTRONICS - 7.4%
Amkor Technology, Inc.*.................   5,900        130,390
Arrow Electronics, Inc.*................  17,450        423,860
General Semiconductor, Inc.*............  23,350        244,241
Jabil Circuit, Inc.*....................   6,400        197,504
Thermo Electron Corp.*..................  21,450        472,329
Veeco Instruments, Inc. Common*.........   5,900        234,525
                                                    -----------
                                                      1,702,849
                                                    -----------
ENERGY - 0.5%
APW Ltd.*...............................  12,200        123,830
                                                    -----------
ENERGY SERVICES - 2.8%
NiSource, Inc...........................   7,500        204,975
Piedmont Natural Gas Co., Inc...........   6,400        227,328
Vectren Corp............................  11,000        227,700
                                                    -----------
                                                        660,003
                                                    -----------
ENERGY SOURCES - 2.6%
Anadarko Petroleum Corp.................  11,100        599,733
                                                    -----------
FINANCIAL SERVICES - 6.1%
Countrywide Credit Industries, Inc......  14,800        679,024
John Hancock Financial
  Services, Inc.........................  18,200        732,732
                                                    -----------
                                                      1,411,756
                                                    -----------
FOOD & BEVERAGES - 3.0%
Suiza Foods Corp.*......................  12,900        684,990
                                                    -----------
INSURANCE - 7.4%
Ace Ltd.................................   9,800        383,082
Everest Re Group, Ltd...................   9,500        710,600
Willis Group Holdings Ltd.*.............   2,100         37,275
XL Capital Ltd. Class A.................   7,150        587,015
                                                    -----------
                                                      1,717,972
                                                    -----------
                                           SHARES      VALUE

MACHINERY & MANUFACTURING - 14.2%
Actuant Corp. Class A...................  19,190    $   315,676
Carlisle Cos., Inc......................  23,050        803,753
Dover Corp..............................   6,400        240,960
Graco, Inc..............................   9,000        297,000
Parker-Hannifin Corp....................  14,650        621,746
Roper Industries, Inc...................  11,400        475,950
Zebra Technologies Corp. Class A*.......  10,900        535,408
                                                    -----------
                                                      3,290,493
                                                    -----------
MEDIA - 12.5%
Clear Channel Communications, Inc.*.....   8,410        527,307
Emmis Communications Corp.*.............  12,100        372,075
Hearst - Argyle Television, Inc.*.......  13,000        260,000
Lamar Advertising Co. Class A*..........  22,500        990,000
WPP Group PLC ADR.......................  14,646        735,962
                                                    -----------
                                                      2,885,344
                                                    -----------
MEDICAL PRODUCTS - 12.2%
Apogent Technologies, Inc.*.............  23,900        587,940
Perkinelmer, Inc........................  11,800        324,854
Sybron Dental Specialties, Inc.*........  34,500        706,905
Varian, Inc.*...........................  17,300        558,790
Waters Corp.*...........................  23,800        657,118
                                                    -----------
                                                      2,835,607
                                                    -----------
OFFICE FURNISHINGS & SUPPLIES - 3.8%
Herman Miller, Inc......................  12,400        300,080
Newell Rubbermaid, Inc..................  22,700        569,770
                                                    -----------
                                                        869,850
                                                    -----------
REAL ESTATE - 2.7%
ProLogis Trust..........................  27,600        627,072
                                                    -----------
RESTAURANTS - 1.6%
Outback Steakhouse, Inc.*...............  12,600        362,880
                                                    -----------
RETAIL - 3.0%
Avon Products, Inc......................  10,400        481,312
Dollar General Corp.....................  12,000        223,380
                                                    -----------
                                                        704,692
                                                    -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

TRANSPORTATION - 3.5%
Canadian Pacific Ltd....................  14,100    $   546,375
CNF Transportation, Inc.................   9,700        274,025
                                                    -----------
                                                        820,400
                                                    -----------
Total Common Stock
  (cost $19,811,060)....................             20,774,396
                                                    -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 9.6%
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - 9.6%
Federal Home Loan Bank Discount Note
  3.94%, 7/02/01
  (amortized cost $2,235,755)...........  $  2,236     2,235,755
                                                     -----------
TOTAL INVESTMENTS - 99.3%
  (cost $22,046,815)....................              23,010,151
Other assets less liabilities - 0.7%....                 155,274
                                                     -----------
NET ASSETS - 100.0%.....................             $23,165,425
                                                     ===========

*Non-income producing security

ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

COMMON STOCK - 92.8%
AEROSPACE & DEFENSE - 1.6%
Teledyne Technologies, Inc.*............  15,700  $   238,640
                                                  -----------
BANKS - 3.4%
United Bankshares, Inc..................  6,900       184,920
Wilmington Trust Corp...................  5,100       319,515
                                                  -----------
                                                      504,435
                                                  -----------
CHEMICALS - 3.6%
Cytec Industries, Inc.*.................  12,900      490,200
MacDermid, Inc..........................  2,400        42,132
                                                  -----------
                                                      532,332
                                                  -----------
COMMERCIAL SERVICES & SUPPLIES - 11.9%
Chemed Corp.............................  9,500       343,330
G & K Services, Inc. Class A............  10,900      293,210
Learning Tree International, Inc.*......  18,100      415,576
On Assignment, Inc.*....................  17,600      316,800
The Profit Recovery Group
  International, Inc.*..................  33,200      380,472
                                                  -----------
                                                    1,749,388
                                                  -----------
COMMUNICATIONS EQUIPMENT - 1.5%
Plantronics, Inc.*......................  9,800       226,870
                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT - 1.3%
MICROS Systems, Inc.*...................  8,600       189,200
                                                  -----------
CONSTRUCTION MATERIALS - 6.9%
Elcor Corp..............................  30,400      615,600
Insituform Technologies, Inc.*..........  10,900      397,850
                                                  -----------
                                                    1,013,450
                                                  -----------
DRUGS - 4.0%
Alpharma, Inc. Class A..................  15,400      419,650
Cambrex Corp............................  3,200       161,856
                                                  -----------
                                                      581,506
                                                  -----------
ELECTRONICS - 6.2%
Actel Corp.*............................  10,300      252,865
GenRad, Inc.*...........................  10,400       62,400
SBS Technologies, Inc.*.................  11,900      225,148
ScanSource, Inc.*.......................  2,000        94,840
SIPEX Corp.*............................  24,000      279,120
                                                  -----------
                                                      914,373
                                                  -----------
FINANCIAL SERVICES - 5.9%
Allied Capital Corp.....................  6,200       143,530
                                          SHARES     VALUE

American Capital Strategies Ltd.........  9,100   $   255,346
The John Nuveen Co. Class A.............  8,300       470,195
                                                  -----------
                                                      869,071
                                                  -----------
GAS/UTILITIES - 0.9%
Piedmont Natural Gas Co., Inc...........  3,700       131,424
                                                  -----------
HEALTH SERVICES - 3.0%
CorVel Corp.*...........................  6,200       230,950
MedQuist, Inc.*.........................  7,300       216,664
                                                  -----------
                                                      447,614
                                                  -----------
HOTELS & RESTAURANTS - 2.2%
Jack In The Box, Inc.*..................  12,400      323,640
                                                  -----------
INSURANCE - 3.9%
Annuity and Life Re (Holdings) Ltd......  9,200       328,900
StanCorp Financial Group, Inc...........  5,100       241,689
                                                  -----------
                                                      570,589
                                                  -----------
MACHINERY & MANUFACTURING - 6.2%
Graco, Inc..............................  11,300      372,900
Kaydon Corp.............................  12,300      315,495
NCI Building Systems, Inc.*.............  12,000      219,000
                                                  -----------
                                                      907,395
                                                  -----------
MEDICAL PRODUCTS - 8.0%
Edwards Lifesciences Corp.*.............  14,800      390,128
Theragenics Corp.*......................  10,400      116,168
Varian, Inc.*...........................  5,600       180,880
Zoll Medical Corp.*.....................  17,500      480,375
                                                  -----------
                                                    1,167,551
                                                  -----------
OFFICE FURNISHINGS & SUPPLIES - 1.1%
United Stationers, Inc.*................  5,000       157,800
                                                  -----------
OIL & GAS - 2.3%
Cabot Oil & Gas Corp. Class A...........  4,500       109,800
St. Mary Land & Exploration Co..........  9,900       231,264
                                                  -----------
                                                      341,064
                                                  -----------
PACKAGING - 6.3%
Buckeye Technologies, Inc.*.............  27,200      391,680
Intertape Polymer Group, Inc............  38,800      527,292
                                                  -----------
                                                      918,972
                                                  -----------
RETAIL - 7.1%
Big Lots, Inc.*.........................  28,000      383,040
Longs Drug Stores Corp..................  6,200       144,443

--------------------------------------------------------------------------------

See Notes to Financial Statements.

VALUE SMALL CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                          SHARES     VALUE

Michaels Stores, Inc.*..................  6,900   $   282,900
The Men's Wearhouse, Inc.*..............  8,300       229,080
                                                  -----------
                                                    1,039,463
                                                  -----------
TRANSPORTATION - 5.5%
Alaska Air Group, Inc.*.................  12,000      346,800
Kirby Corp.*............................  8,600       211,990
Midwest Express Holdings, Inc.*.........  14,100      244,635
                                                  -----------
                                                      803,425
                                                  -----------
Total Common Stock
  (cost $12,278,629)....................           13,628,202
                                                  -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 8.7%
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - 8.7%
Federal Home Loan Bank Discount Note
  3.94%, 7/02/01
  (cost $1,275,861).....................   $1,276      1,275,861
                                                     -----------
TOTAL INVESTMENTS - 101.5%
  (cost $13,554,490)....................              14,904,063
Other assets less
  liabilities - (1.5%)..................                (226,188)
                                                     -----------
NET ASSETS - 100.0%.....................             $14,677,875
                                                     ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 94.8%
AUTOMOBILES & COMPONENTS - 1.0%
Delphi Automotive Systems Corp..........  35,400    $   563,922
                                                    -----------
BANKS - 3.2%
M&T Bank Corp...........................   8,800        664,400
UnionBanCal Corp........................  34,000      1,145,800
                                                    -----------
                                                      1,810,200
                                                    -----------
CAPITAL GOODS - 5.2%
Danaher Corp............................   3,900        218,400
Embraer - Empresa Brasileira de
  Aeronautica S.A. ADR..................   8,700        339,735
Ingersoll - Rand Co.....................  15,300        630,360
Lockheed Martin Corp....................  13,300        492,765
Parker - Hannifin Corp..................  15,400        653,576
Vishay Intertechnology, Inc.*...........  24,700        568,100
                                                    -----------
                                                      2,902,936
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 9.3%
Affiliated Computer Services, Inc.
  Class A*..............................   4,450        320,000
Ceridian Corp.*.........................  13,400        256,878
Cintas Corp.............................  11,000        508,750
Concord EFS, Inc.*......................   6,200        322,462
DeVry, Inc.*............................  11,900        429,828
Fiserv, Inc.*...........................   7,500        479,850
Herman Miller, Inc......................  26,050        630,410
IMS Healthcare Corp.....................  22,200        632,700
Iron Mountain, Inc.*....................  18,050        809,362
Manpower, Inc...........................  15,500        463,450
Robert Half International, Inc.*........  15,100        375,839
                                                    -----------
                                                      5,229,529
                                                    -----------
CONSUMER DURABLES & APPAREL - 2.9%
Liz Claiborne, Inc......................   7,000        353,150
Mattel, Inc.............................  66,600      1,260,072
                                                    -----------
                                                      1,613,222
                                                    -----------
DIVERSIFIED FINANCIALS - 6.7%
E*TRADE Group, Inc.*....................  36,200        233,490
Investment Technology Group, Inc.*......   6,700        336,943
Legg Mason, Inc.........................  19,700        980,272
State Street Corp.......................  13,000        643,370
The Bear Stearns Cos., Inc..............  16,000        943,520
Waddell & Reed Financial, Inc.
  Class A...............................  19,100        606,425
                                                    -----------
                                                      3,744,020
                                                    -----------
                                           SHARES      VALUE

ENERGY - 5.4%
Grant Prideco, Inc.*....................  30,550    $   534,320
Noble Drilling Corp.*...................  18,200        596,050
Transocean Sedco Forex, Inc.............  19,600        808,500
Varco International, Inc.*..............  28,200        524,802
Weatherford International, Inc..........  11,650        559,200
                                                    -----------
                                                      3,022,872
                                                    -----------
FOOD, BEVERAGES & TOBACCO - 2.8%
Kellogg Co..............................  17,000        493,000
Ralston Purina Group....................  16,500        495,330
The Pepsi Bottling Group, Inc...........  14,800        593,480
                                                    -----------
                                                      1,581,810
                                                    -----------
HEALTHCARE EQUIPMENT & SERVICES - 11.5%
Beckman Coulter, Inc....................   1,900         77,520
Becton, Dickinson & Co..................  30,300      1,084,437
Biomet, Inc.............................  14,125        678,847
Health Management Associates, Inc.
  Class A*..............................  60,500      1,272,920
McKesson HBOC, Inc......................  22,700        842,624
Quest Diagnostics, Inc.*................  12,700        950,595
St. Jude Medical, Inc.*.................  11,900        714,000
Tenet Healthcare Corp...................   9,450        487,526
WebMD Corp.*............................  47,300        331,100
                                                    -----------
                                                      6,439,569
                                                    -----------
HOTELS, RESTAURANTS & LEISURE - 0.4%
Starbucks Corp.*........................   8,700        200,100
                                                    -----------
INSURANCE - 4.4%
Ace Ltd.................................  32,100      1,254,789
Ambac Financial Group, Inc..............  11,975        696,945
MBIA, Inc...............................   9,600        534,528
                                                    -----------
                                                      2,486,262
                                                    -----------
MATERIALS - 3.2%
Abitibi - Consolidated, Inc.............  52,400        400,860
Bowater, Inc............................  14,610        653,651
Sealed Air Corp.*.......................  20,500        763,625
                                                    -----------
                                                      1,818,136
                                                    -----------
MEDIA - 4.1%
Adelphia Communications Corp.
  Class A*..............................   8,050        330,050
E.W. Scripps Co. Class A................   8,100        558,900
Lamar Advertising Co. Class A*..........  14,650        644,600
USA Networks, Inc.*.....................  27,400        767,200
                                                    -----------
                                                      2,300,750
                                                    -----------

--------------------------------------------------------------------------------

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

PHARMACEUTICALS & BIOTECHNOLOGY - 5.2%
Forest Laboratories, Inc.*..............   7,000    $   497,000
Genzyme Corp.*..........................  10,200        622,200
Gilead Sciences, Inc.*..................  16,100        936,859
Immunex Corp.*..........................  49,875        885,281
                                                    -----------
                                                      2,941,340
                                                    -----------
RETAILING - 5.9%
Bed Bath & Beyond, Inc.*................   9,300        290,160
Dollar General Corp.....................  39,200        764,400
Dollar Tree Stores, Inc.*...............  31,300        871,392
Family Dollar Stores, Inc...............  31,600        809,908
Staples, Inc.*..........................  38,100        609,219
                                                    -----------
                                                      3,345,079
                                                    -----------
SOFTWARE & SERVICES - 7.1%
Cadence Design Systems, Inc.*...........  36,400        678,132
Gartner Group, Inc. Class A*............  50,300        553,300
Intuit, Inc.*...........................  26,500      1,059,735
Peregrine Systems, Inc.*................   6,300        182,700
Rational Software Corp.*................  33,600        942,480
VeriSign, Inc.*.........................   9,500        570,095
                                                    -----------
                                                      3,986,442
                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 7.8%
Cabletron Systems, Inc.*................  19,350        442,147
Cypress Semiconductor Corp.*............  15,400        367,290
Flextronics International Ltd.*.........   9,300        242,823
Handspring, Inc.*.......................  29,300        225,610
Jabil Circuit, Inc.*....................  17,500        540,050
Lam Research Corp.*.....................   9,200        272,780
Lattice Semiconductor Corp.*............  36,300        885,720
PerkinElmer, Inc........................  20,800        572,624
Redback Networks, Inc.*.................   4,600         41,032
Sanmina Corp.*..........................   8,900        208,349
Tektronix, Inc..........................  10,400        282,360
Teradyne, Inc.*.........................   9,670        320,077
                                                    -----------
                                                      4,400,862
                                                    -----------
                                           SHARES      VALUE

TELECOMMUNICATION SERVICES - 2.7%
American Tower Corp. Class A*...........  33,200    $   686,244
Nextel Communications, Inc.
  Class A*..............................  47,800        836,500
                                                    -----------
                                                      1,522,744
                                                    -----------
TRANSPORTATION - 3.4%
Delta Air Lines, Inc....................  18,000        793,440
Ryanair Holdings Plc ADR*...............   8,300        431,185
Southwest Airlines Co...................  35,800        661,942
                                                    -----------
                                                      1,886,567
                                                    -----------
UTILITIES - 2.6%
DPL, Inc................................  25,500        738,480
KeySpan Corp............................  20,300        740,544
                                                    -----------
                                                      1,479,024
                                                    -----------
Total Common Stock
  (cost $50,486,944)....................             53,275,386
                                                    -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 4.6%
REPURCHASE AGREEMENT - 4.6%
State Street Bank and Trust Company,
  3.93%, 7/02/01
  (collateralized by $2,465,000 U.S.
  Treasury Bond, 13.375%, 08/15/01 with
  a value of $2,615,981)
  (amortized cost $2,564,000)...........  $  2,564     2,564,000
                                                     -----------
TOTAL INVESTMENTS - 99.4%
  (cost $53,050,944)....................              55,839,386
Other assets less liabilities - 0.6%....                 323,356
                                                     -----------
NET ASSETS - 100.0%.....................             $56,162,742
                                                     ===========

*Non-income producing security

ADR = American Depositary Receipt

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 99.0%
BANKS - 5.3%
Pacific Century Financial Corp..........   3,500    $    90,265
U.S. Bancorp............................   3,300         75,207
UnionBanCal Corp........................   2,000         67,400
Washington Mutual, Inc..................   2,500         93,875
                                                    -----------
                                                        326,747
                                                    -----------
CAPITAL GOODS - 7.6%
General Electric Co.....................   4,200        204,750
Tyco International Ltd..................   2,700        147,150
United Technologies Corp................   1,600        117,216
                                                    -----------
                                                        469,116
                                                    -----------
COMMERCIAL SERVICES & SUPPLIES - 1.1%
First Data Corp.........................   1,100         70,675
                                                    -----------
CONSUMER DURABLES & APPAREL - 0.5%
NIKE, Inc. Class B......................     800         33,592
                                                    -----------
DIVERSIFIED FINANCIALS - 8.5%
Citigroup, Inc..........................   4,566        241,268
Fannie Mae..............................     800         68,120
J.P. Morgan Chase & Co..................   3,300        147,180
Merrill Lynch & Co., Inc................   1,200         71,100
                                                    -----------
                                                        527,668
                                                    -----------
ENERGY - 7.0%
Chevron Corp............................     700         63,350
Conoco, Inc. Class B....................   1,500         43,350
Exxon Mobil Corp........................   2,600        227,110
Helmerich & Payne, Inc..................   1,000         30,820
Rowan Cos., Inc.*.......................   1,000         22,100
Royal Dutch Petroleum Co................     500         29,135
Texaco, Inc.............................     300         19,980
                                                    -----------
                                                        435,845
                                                    -----------
FOOD/ BEVERAGE/ TOBACCO - 4.9%
PepsiCo, Inc............................   2,500        110,500
Philip Morris Cos., Inc.................   2,400        121,800
R.J. Reynolds Tobacco Holdings, Inc.....     800         43,680
The Pepsi Bottling Group, Inc...........     700         28,070
                                                    -----------
                                                        304,050
                                                    -----------
FOOD & DRUG RETAILING - 1.7%
Safeway, Inc.*..........................   1,600         76,800
The Kroger Co.*.........................   1,200         30,000
                                                    -----------
                                                        106,800
                                                    -----------
                                           SHARES      VALUE

HEALTHCARE EQUIPMENT & SERVICES - 3.4%
Becton, Dickinson & Co..................   1,600    $    57,264
CIGNA Corp..............................     400         38,328
McKesson HBOC, Inc......................   1,200         44,544
Tenet Healthcare Corp...................   1,400         72,226
                                                    -----------
                                                        212,362
                                                    -----------
HOUSEHOLD & PERSONAL PRODUCTS - 1.7%
Kimberly-Clark Corp.....................     700         39,130
Procter & Gamble Co.....................   1,000         63,800
                                                    -----------
                                                        102,930
                                                    -----------
INSURANCE - 4.1%
Ambac Financial Group, Inc..............   1,550         90,210
American General Corp...................   1,100         51,095
American International Group, Inc.......   1,300        111,800
                                                    -----------
                                                        253,105
                                                    -----------
MATERIALS - 2.8%
Alcoa, Inc..............................     500         19,700
Bowater, Inc............................     600         26,844
Du Pont de Nemours and Co...............   1,500         72,360
Engelhard Corp..........................   1,100         28,369
Freeport-McMoRan Copper Class A*........   2,600         26,078
                                                    -----------
                                                        173,351
                                                    -----------
MEDIA - 4.9%
Adelphia Communications Corp.
  Class A*..............................     800         32,800
AOL Time Warner, Inc.*..................   2,000        106,000
AT&T Corp.*.............................   4,100         71,709
Gannett Co..............................     900         59,310
Knight-Ridder, Inc......................     600         35,580
                                                    -----------
                                                        305,399
                                                    -----------
OTHER - 1.4%
SPDR Trust Series 1.....................     700         85,820
                                                    -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 10.8%
Abbott Laboratories.....................   1,900         91,219
American Home Products Corp.............   1,100         64,284
Eli Lilly & Co..........................     400         29,600
Forest Laboratories, Inc.*..............     400         28,400
Genzyme Corp.*..........................   1,100         67,100
Immunex Corp.*..........................   2,900         51,475
Johnson & Johnson.......................   1,500         75,000
Merck & Co., Inc........................   1,300         83,083
Pfizer, Inc.............................   1,300         52,065

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INVESTORS FOUNDATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

Pharmacia Corp..........................   2,195    $   100,860
Schering-Plough Corp....................     800         28,992
                                                    -----------
                                                        672,078
                                                    -----------
RETAILING - 6.0%
Bed Bath & Beyond, Inc.*................   1,900         59,280
Dollar General Corp.....................   2,900         56,550
Home Depot, Inc.........................   1,350         62,843
Lowe's Cos., Inc........................     700         50,785
Staples, Inc.*..........................   4,200         67,158
Wal-Mart Stores, Inc....................   1,500         73,200
                                                    -----------
                                                        369,816
                                                    -----------
SOFTWARE & SERVICES - 7.6%
Exodus Communications, Inc.*............   1,700          3,502
i2 Technologies, Inc.*..................   1,900         37,620
Intuit, Inc.*...........................     900         35,991
Microsoft Corp.*........................   4,000        292,000
Oracle Corp.*...........................   1,800         34,200
Rational Software Corp.*................   1,300         36,465
VeriSign, Inc.*.........................     507         30,425
                                                    -----------
                                                        470,203
                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 9.6%
CIENA Corp.*............................     200          7,600
Cisco Systems, Inc.*....................   4,700         85,540
Dell Computer Corp.*....................   1,500         39,225
Hewlett-Packard Co......................   1,100         31,460
Intel Corp..............................   2,600         76,050
International Business Machines Corp....     800         90,400
Lexmark International, Inc.
  Class A*..............................     900         60,525
Motorola, Inc...........................   1,200         19,872
Network Appliance, Inc.*................   1,000         13,700
                                           SHARES      VALUE

QUALCOMM, Inc.*.........................     400    $    23,392
Solectron Corp.*........................   2,000         36,600
Sonus Networks, Inc.*...................   1,300         30,368
Tekelec*................................     700         18,970
Teradyne, Inc.*.........................     800         26,480
Texas Instruments, Inc..................     400         12,600
Thermo Electron Corp.*..................   1,200         26,424
                                                    -----------
                                                        599,206
                                                    -----------
TELECOMMUNICATION SERVICES - 4.7%
Qwest Communications
  International, Inc....................   2,400         76,488
Verizon Communications..................   2,800        149,800
WorldCom, Inc...........................   4,550         64,610
                                                    -----------
                                                        290,898
                                                    -----------
TRANSPORTATION - 1.4%
Delta Air Lines, Inc....................   1,300         57,304
USFreightways Corp......................   1,000         29,500
                                                    -----------
                                                         86,804
                                                    -----------
UTILITIES - 4.0%
Calpine Corp.*..........................   1,500         56,700
El Paso Corp............................     900         47,286
Exelon Corp.............................   1,612        103,361
Pinnacle West Capital Corp..............     900         42,660
                                                    -----------
                                                        250,007
                                                    -----------
TOTAL INVESTMENTS - 99.0%
  (cost $6,238,654).....................              6,146,472
Other assets less liabilities - 1.0%....                 60,340
                                                    -----------
NET ASSETS - 100.0%.....................            $ 6,206,812
                                                    ===========

*Non-income producing security

--------------------------------------------------------------------------------

See Notes to Financial Statements.

SELECT EQUITY FUND
PORTFOLIO OF INVESTMENTS
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                           SHARES      VALUE

COMMON STOCK - 93.0%
BANKS - 2.8%M
Bank One Corp...........................  20,600    $   737,480
                                                    -----------
CAPITAL GOODS - 11.0%
Caterpillar, Inc........................  12,700        635,635
General Electric Co.....................  24,500      1,194,375
Tyco International Ltd..................  19,500      1,062,750
                                                    -----------
                                                      2,892,760
                                                    -----------
DIVERSIFIED FINANCIALS - 11.3%
Citigroup, Inc..........................  21,566      1,139,547
Goldman Sachs Group, Inc................   2,200        188,760
J.P. Morgan Chase & Co..................  22,100        985,660
Merrill Lynch & Co., Inc................  10,900        645,825
                                                    -----------
                                                      2,959,792
                                                    -----------
ENERGY - 7.2%
Ashland, Inc............................  14,300        573,430
Exxon Mobil Corp........................   7,900        690,065
Schlumberger Ltd........................  11,900        626,535
                                                    -----------
                                                      1,890,030
                                                    -----------
HEALTHCARE EQUIPMENT & SERVICES - 2.9%
Baxter International, Inc...............   5,000        245,000
McKesson HBOC, Inc......................  13,900        515,968
                                                    -----------
                                                        760,968
                                                    -----------
INSURANCE - 6.2%
American International Group, Inc.......  13,200      1,135,200
Marsh & McLennan Cos., Inc..............   4,800        484,800
                                                    -----------
                                                      1,620,000
                                                    -----------
MATERIALS - 6.9%
Alcoa, Inc..............................  16,800        661,920
Dow Chemical Co.........................  18,100        601,825
Martin Marietta Materials, Inc..........  11,000        544,390
                                                    -----------
                                                      1,808,135
                                                    -----------
MEDIA - 4.7%
AOL Time Warner, Inc.*..................  10,100        535,300
AT&T Corp.  - Liberty Media Group
  Class A*..............................  40,100        701,349
                                                    -----------
                                                      1,236,649
                                                    -----------
PHARMACEUTICALS & BIOTECHNOLOGY - 14.1%
Abbott Laboratories.....................  11,000        528,110
                                           SHARES      VALUE

American Home Products Corp.............  16,500    $   964,260
Pfizer, Inc.............................  27,500      1,101,375
Shire Pharmaceuticals Group PLC ADR*....  20,100      1,115,550
                                                    -----------
                                                      3,709,295
                                                    -----------
RETAILING - 3.5%
Home Depot, Inc.........................  19,400        903,070
                                                    -----------
SOFTWARE & SERVICES - 2.9%
Intuit, Inc.*...........................  13,100        523,869
VERITAS Software Corp.*.................   3,600        239,508
                                                    -----------
                                                        763,377
                                                    -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 9.8%
Cisco Systems, Inc.*....................  31,600        575,120
Dell Computer Corp.*....................  25,600        669,440
EMC Corp................................  25,400        737,870
International Business Machines Corp....   5,100        576,300
                                                    -----------
                                                      2,558,730
                                                    -----------
TRANSPORTATION - 3.3%
Fedex Corp.*............................  21,700        872,340
                                                    -----------
UTILITIES - 6.4%
Constellation Energy Group, Inc.........  11,200        477,120
El Paso Corp............................  12,400        651,496
FPL Group, Inc..........................   9,300        559,953
                                                    -----------
                                                      1,688,569
                                                    -----------
Total Common Stock
  (cost $25,455,393)....................             24,401,195
                                                    -----------
                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                          ---------

SHORT TERM INVESTMENTS - 9.1%
REPURCHASE AGREEMENT - 9.1%
State Street Bank and Trust Company,
  3.93%, 7/02/01
  (collateralized by $2,440,000 U.S.
  Treasury Bill, 0.00%, 08/02/01 with a
  value of $2,432,212)
  (amortized cost $2,381,000)...........  $  2,381     2,381,000
                                                     -----------
TOTAL INVESTMENTS - 102.1%
  (cost $27,836,393)....................              26,782,195
Other assets less
  liabilities - (2.1%)..................                (540,308)
                                                     -----------
NET ASSETS - 100.0%.....................             $26,241,887
                                                     ===========

*Non-income producing security
ADR = American Depositary Receipt
--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)                             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           MONEY MARKET  INVESTMENT GRADE  REAL ESTATE  DAVIS FINANCIAL  DAVIS VENTURE  INVESCO ENERGY
                               FUND         BOND FUND         FUND           FUND         VALUE FUND         FUND
                           ------------  ----------------  -----------  ---------------  -------------  --------------
ASSETS
Investments in
  securities, at value...  $87,079,681     $62,040,169     $25,061,965    $6,778,952      $40,160,487     $3,386,278
Repurchase Agreements, at
  value and cost.........           --              --              --       811,000               --        358,000
Cash.....................           --              --              --         1,236            1,350            339
Interest and dividends
  receivable.............      146,259         757,486          98,599         6,579           30,105          2,464
Receivable for Fund
  shares sold............           --         162,316          41,587        55,026          295,353          7,642
Receivable for
  investments sold.......           --              --              --            --               --             --
Receivable due from
  adviser................           --              --              --        20,072               --         16,730
Other assets.............        2,868           3,751           1,060           312              458             --
                           -----------     -----------     -----------    ----------      -----------     ----------
Total assets.............   87,228,808      62,963,722      25,203,211     7,673,177       40,487,753      3,771,453
                           -----------     -----------     -----------    ----------      -----------     ----------
LIABILITIES
Payable for investments
  purchased..............           --       4,366,987         398,604            --               --             --
Payable for Fund shares
  redeemed...............      731,722              52              39            --               --             --
Outstanding options
  written, at value
  (Premium received $0,
  $0, $0, $0, $0, $0)....           --              --              --            --               --             --
Adviser fee payable......       65,574          35,531          16,303            --           12,088             --
Accrued expenses and
  other liabilities......       28,172          29,257          24,587        20,416           25,074         19,103
                           -----------     -----------     -----------    ----------      -----------     ----------
Total Liabilities........      825,468       4,431,827         439,533        20,416           37,162         19,103
                           -----------     -----------     -----------    ----------      -----------     ----------
NET ASSETS...............  $86,403,340     $58,531,895     $24,763,678    $7,652,761      $40,450,591     $3,752,350
                           ===========     ===========     ===========    ==========      ===========     ==========
COMPOSITION OF NET ASSETS
Paid-in capital..........   86,405,245      58,121,792      21,389,480     7,422,249       41,531,477      4,136,035
Undistributed net
  investment income......           --           3,576         507,641         6,533           71,437          2,200
Accumulated net realized
  gain (loss) on
  investments............       (1,905)       (251,097)         79,962        19,845         (511,970)       (26,455)
Net unrealized
  appreciation
  (depreciation) of
  investments............           --         657,624       2,786,595       204,134         (640,353)      (359,430)
                           -----------     -----------     -----------    ----------      -----------     ----------
                           $86,403,340     $58,531,895     $24,763,678    $7,652,761      $40,450,591     $3,752,350
                           ===========     ===========     ===========    ==========      ===========     ==========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................   86,405,245       6,057,234       2,032,987       697,937        4,429,035        408,445
                           ===========     ===========     ===========    ==========      ===========     ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........  $      1.00     $      9.66     $     12.18    $    10.96      $      9.13     $     9.19
                           ===========     ===========     ===========    ==========      ===========     ==========
Investments in
  securities, at cost....  $87,079,681     $61,382,545     $22,275,370    $6,574,818      $40,800,840     $3,745,708
                           ===========     ===========     ===========    ==========      ===========     ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     83

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED) (CONTINUED)                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                            INVESCO         INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                           INVESCO HEALTH  TECHNOLOGY  TELECOMMUNICATIONS   MID CAP GROWTH    MID CAP VALUE    VALUE EQUITY
                              SCIENCES        FUND            FUND               FUND              FUND            FUND
                           --------------  ----------  ------------------  ----------------  ----------------  ------------
ASSETS
Investments in
  securities, at value...    $4,497,772    $3,390,457      $2,138,340         $2,759,330        $1,917,752      $4,966,158
Repurchase Agreements, at
  value and cost.........       351,000           --          360,000            265,000           144,000              --
Cash.....................           263       43,002              455                333               741             444
Interest and dividends
  receivable.............         1,024           24              342                439             2,034           2,326
Receivable for Fund
  shares sold............        45,330       47,432            1,662              1,157             1,498          43,414
Receivable from
  investments sold.......        65,477        5,236           18,009              7,977                --          69,169
Receivable due from
  adviser................        15,917       18,985           22,190             19,520            23,851          34,759
Other assets.............            --           --               --                 --                --             270
                             ----------    ----------      ----------         ----------        ----------      ----------
Total assets.............     4,976,783    3,505,136        2,540,998          3,053,756         2,089,876       5,116,540
                             ----------    ----------      ----------         ----------        ----------      ----------
LIABILITIES
Payable for investments
  purchased..............       130,676       34,669           38,309                 --                --         162,754
Payable for Fund shares
  redeemed...............            --           --               --                 --                --              --
Outstanding options
  written, at value
  (Premium received $0,
  $3,817, $0, $0, $0,
  $0)....................            --        3,780               --                 --                --              --
Adviser fee payable......            --           --               --                 --                --              --
Accrued expenses and
  other liabilities......        19,102       20,527           22,501             19,039            22,399          22,823
                             ----------    ----------      ----------         ----------        ----------      ----------
Total Liabilities........       149,778       58,976           60,810             19,039            22,399         185,577
                             ----------    ----------      ----------         ----------        ----------      ----------
NET ASSETS...............    $4,827,005    $3,446,160      $2,480,188         $3,034,717        $2,067,477      $4,930,963
                             ==========    ==========      ==========         ==========        ==========      ==========
COMPOSITION OF NET ASSETS
Paid-in capital..........     4,752,246    3,891,676        3,128,977          3,046,585         2,054,604       4,613,341
Undistributed
  (distributions in
  excess of) net
  investment income......        (1,272)      (3,302)          (1,163)              (812)            3,006          12,272
Accumulated net realized
  gain (loss) on
  investments............       (69,606)     (86,867)         (75,842)           (68,828)          (24,040)        186,289
Net unrealized
  appreciation
  (depreciation) of
  investments............       145,637     (355,347)        (571,784)            57,772            33,907         119,061
                             ----------    ----------      ----------         ----------        ----------      ----------
                             $4,827,005    $3,446,160      $2,480,188         $3,034,717        $2,067,477      $4,930,963
                             ==========    ==========      ==========         ==========        ==========      ==========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................       468,675      394,266          315,565            300,078           205,470         428,665
                             ==========    ==========      ==========         ==========        ==========      ==========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........    $    10.30    $    8.74       $     7.86         $    10.11        $    10.06      $    11.50
                             ==========    ==========      ==========         ==========        ==========      ==========
Investments in
  securities, at cost....    $4,352,135    $3,745,841      $2,710,124         $2,701,558        $1,883,845      $4,847,097
                             ==========    ==========      ==========         ==========        ==========      ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     84

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED) (CONTINUED)                 SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                           BLUE CHIP
                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP    MID CAP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND           FUND      FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  -----------  ---------------  -------------
ASSETS
Investments in
  securities, at value...   $3,886,633     $23,010,151     $14,904,063    $55,839,386    $6,146,472      $26,782,195
Repurchase Agreements, at
  value and cost.........           --              --              --             --            --               --
Cash.....................        1,017             347             753            931        42,917              111
Interest and dividends
  receivable.............        1,370           5,825           3,894         28,901         4,802           16,502
Receivable for Fund
  shares sold............       20,161         164,662          70,648        263,904         6,622           82,870
Receivable for
  investments sold.......        4,941         483,544          96,869        506,881        58,184               --
Receivable due from
  adviser................       32,635           4,701          24,007             --        32,550            2,627
Other assets.............          271             363             334          2,765           636            1,321
                            ----------     -----------     -----------    -----------    ----------      -----------
Total assets.............    3,947,028      23,669,593      15,100,568     56,642,768     6,292,183       26,885,626
                            ----------     -----------     -----------    -----------    ----------      -----------
LIABILITIES
Payable for investments
  purchased..............       25,102         479,424         395,585        395,680        58,519          618,960
Payable for Fund shares
  redeemed...............           --              --              --              9             2                7
Outstanding options
  written, at value
  (Premium received $0,
  $0, $0, $0, $0, $0)....           --              --              --             --            --               --
Adviser fee payable......           --              --              --         51,325            --               --
Accrued expenses and
  other liabilities......       22,512          24,744          27,108         33,012        26,850           24,772
                            ----------     -----------     -----------    -----------    ----------      -----------
Total Liabilities........       47,614         504,168         422,693        480,026        85,371          643,739
                            ----------     -----------     -----------    -----------    ----------      -----------
NET ASSETS...............   $3,899,414     $23,165,425     $14,677,875    $56,162,742    $6,206,812      $26,241,887
                            ==========     ===========     ===========    ===========    ==========      ===========
COMPOSITION OF NET ASSETS
Paid-in capital..........    3,624,505      22,321,602      12,932,210     56,269,626     6,592,377       29,998,361
Undistributed
  (distributions in
  excess of) net
  investment income......       16,580          23,417          15,080        (41,475)        9,608           38,654
Accumulated net realized
  gain (loss) on
  investments............       39,238        (142,930)        381,012     (2,853,851)     (302,991)      (2,740,930)
Net unrealized
  appreciation
  (depreciation) of
  investments............      219,091         963,336       1,349,573      2,788,442       (92,182)      (1,054,198)
                            ----------     -----------     -----------    -----------    ----------      -----------
                            $3,899,414     $23,165,425     $14,677,875    $56,162,742    $6,206,812      $26,241,887
                            ==========     ===========     ===========    ===========    ==========      ===========
Shares of beneficial
  interest outstanding
  (unlimited shares
  authorized without par
  value).................      345,295       2,182,828       1,138,419      4,145,419       655,740        2,768,846
                            ==========     ===========     ===========    ===========    ==========      ===========
Net asset value, offering
  price and redemption
  price per share (net
  assets/shares of
  beneficial interest
  outstanding)...........   $    11.29     $     10.61     $     12.89    $     13.55    $     9.47      $      9.48
                            ==========     ===========     ===========    ===========    ==========      ===========
Investments in
  securities, at cost....   $3,667,542     $22,046,815     $13,554,490    $53,050,944    $6,238,654      $27,836,393
                            ==========     ===========     ===========    ===========    ==========      ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     85

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)    SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                           MONEY MARKET  INVESTMENT GRADE  REAL ESTATE  DAVIS FINANCIAL  DAVIS VENTURE  INVESCO ENERGY
                               FUND         BOND FUND         FUND           FUND         VALUE FUND        FUND*
                           ------------  ----------------  -----------  ---------------  -------------  --------------
INVESTMENT INCOME
  Interest...............   $1,583,261      $1,747,148     $   11,487      $  10,880      $    66,917     $   4,982
  Dividends..............           --              --        582,488         20,822          104,805         4,770
                            ----------      ----------     ----------      ---------      -----------     ---------
Total Investment
  Income.................    1,583,261       1,747,148        593,975         31,702          171,722         9,752
                            ----------      ----------     ----------      ---------      -----------     ---------
EXPENSES
  Investment advisory
    fee..................      158,065         146,760         91,601         20,974           83,595         6,345
  Custody and fund
    accounting...........       26,792          33,341         27,404         26,575           33,668         9,680
  Audit..................        8,873           9,115          9,610          7,949            8,427         3,498
  Legal..................       22,399          17,689          7,073            494            6,013           258
  Printing...............        5,750           7,986          6,771            459            6,375            95
  Administration.........       28,487          28,487         28,488         28,383           28,383         9,544
  Registration...........           --              --             --            408              408           186
  Transfer agency........        2,895           2,801          2,791          2,106            2,087           713
  Trustees fees..........        1,614           1,605          1,607          1,367            1,367           286
  Insurance..............        2,533           3,677          1,083            228              252            --
  Miscellaneous fees.....          157             157            156            167              167            22
                            ----------      ----------     ----------      ---------      -----------     ---------
Total expenses...........      257,565         251,618        176,584         89,110          170,742        30,627
                            ----------      ----------     ----------      ---------      -----------     ---------
  Less: Reduction of
    advisory fees........      (52,081)        (68,168)       (56,056)       (20,974)         (70,429)       (6,345)
       Reimbursement of
    operating expenses...           --              --             --        (42,967)              --       (16,730)
                            ----------      ----------     ----------      ---------      -----------     ---------
Net expenses.............      205,484         183,450        120,528         25,169          100,313         7,552
                            ----------      ----------     ----------      ---------      -----------     ---------
NET INVESTMENT INCOME....    1,377,777       1,563,698        473,447          6,533           71,409         2,200
                            ----------      ----------     ----------      ---------      -----------     ---------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........          180         146,942        130,687         19,845         (503,966)      (26,455)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........           --          29,689      1,314,187       (171,345)        (730,563)     (359,430)
                            ----------      ----------     ----------      ---------      -----------     ---------
Net realized and
  unrealized gain (loss)
  on investments.........          180         176,631      1,444,874       (151,500)      (1,234,529)     (385,885)
                            ----------      ----------     ----------      ---------      -----------     ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............   $1,377,957      $1,740,329     $1,918,321      $(144,967)     $(1,163,120)    $(383,685)
                            ==========      ==========     ==========      =========      ===========     =========

*For the period from May 1, 2001 (commencement of operations) to June 30, 2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     86

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) (CONTINUED)       SUN CAPITAL
ADVISERS TRUST
--------------------------------------------------------------------------------

                                            INVESCO         INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                           INVESCO HEALTH  TECHNOLOGY  TELECOMMUNICATIONS   MID CAP GROWTH    MID CAP VALUE    VALUE EQUITY
                           SCIENCES FUND*    FUND*           FUND*              FUND*             FUND*            FUND
                           --------------  ----------  ------------------  ----------------  ----------------  ------------
INVESTMENT INCOME
  Interest...............     $  4,916     $   3,392       $   3,608           $  3,052          $    915       $   5,745
  Dividends..............        2,178            30             722                837             5,820          21,970
                              --------     ---------       ---------           --------          --------       ---------
Total Investment
  Income.................        7,094         3,422           4,330              3,889             6,735          27,715
                              --------     ---------       ---------           --------          --------       ---------
EXPENSES
  Investment advisory
    fee..................        7,028         5,674           4,645              4,060             3,221          13,727
  Custody and fund
    accounting...........        9,680        11,105          13,080              9,680            13,039          33,002
  Audit..................        3,498         3,498           3,498              3,498             3,498           8,428
  Legal..................          259           259             259                259               259             504
  Printing...............           94            95              94                 95                95             235
  Administration.........        9,544         9,544           9,544              9,544             9,544          28,383
  Registration...........          187           187             187                124               124             408
  Transfer agency........          713           713             713                713               713           2,100
  Trustees fees..........          286           286             286                286               286           1,373
  Insurance..............           --            --              --                 --                --             222
  Miscellaneous fees.....           22            22              22                 22                22             167
                              --------     ---------       ---------           --------          --------       ---------
Total expenses...........       31,311        31,383          32,328             28,281            30,801          88,549
                              --------     ---------       ---------           --------          --------       ---------
  Less: Reduction of
    advisory fees........       (7,028)       (5,674)         (4,645)            (4,060)           (3,221)        (13,727)
       Reimbursement of
    operating expenses...      (15,917)      (18,985)        (22,190)           (19,520)          (23,851)        (59,379)
                              --------     ---------       ---------           --------          --------       ---------
Net expenses.............        8,366         6,724           5,493              4,701             3,729          15,443
                              --------     ---------       ---------           --------          --------       ---------
NET INVESTMENT INCOME
  (LOSS).................       (1,272)       (3,302)         (1,163)              (812)            3,006          12,272
                              --------     ---------       ---------           --------          --------       ---------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........      (69,606)      (86,867)        (75,842)           (68,828)          (24,040)        223,801
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      145,637      (355,347)       (571,784)            57,772            33,907        (164,765)
                              --------     ---------       ---------           --------          --------       ---------
Net realized and
  unrealized gain (loss)
  on investments.........       76,031      (442,214)       (647,626)           (11,056)            9,867          59,036
                              --------     ---------       ---------           --------          --------       ---------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............     $ 74,759     $(445,516)      $(648,789)          $(11,868)         $ 12,873       $  71,308
                              ========     =========       =========           ========          ========       =========

  *  For the period from May 1, 2001 (commencement of operations) to June 30,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     87

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) (CONTINUED)       SUN CAPITAL
ADVISERS TRUST
--------------------------------------------------------------------------------

                           VALUE MANAGED  VALUE MID CAP  VALUE SMALL CAP   BLUE CHIP       INVESTORS     SELECT EQUITY
                               FUND           FUND            FUND        MID CAP FUND  FOUNDATION FUND      FUND
                           -------------  -------------  ---------------  ------------  ---------------  -------------
INVESTMENT INCOME
  Interest...............    $ 12,076       $ 35,930        $ 15,468      $    67,545      $   2,240      $    35,468
  Dividends..............      18,351         51,733          38,929          119,553         36,014           86,986
                             --------       --------        --------      -----------      ---------      -----------
Total Investment
  Income.................      30,427         87,663          54,397          187,098         38,254          122,454
                             --------       --------        --------      -----------      ---------      -----------
EXPENSES
  Investment advisory
    fee..................      12,308         51,397          31,645          182,858         23,872           69,833
  Custody and fund
    accounting...........      30,215         32,896          30,378           48,162         36,164           27,080
  Audit..................       8,427          8,427          10,474           10,347         10,597           10,347
  Legal..................         486          4,022           4,019           16,086          2,343            6,772
  Printing...............         245          4,894           3,603           11,249            527            5,920
  Administration.........      28,383         28,383          28,383           28,198         28,356           28,356
  Registration...........         408            408             408               --             --               --
  Transfer agency........       2,087          2,100           2,100            2,731          2,764            2,764
  Trustees fees..........       1,367          1,367           1,367            1,597          1,607            1,617
  Insurance..............         222            237             232            2,220            646            1,146
  Miscellaneous fees.....         167            166             167              156            156              156
                             --------       --------        --------      -----------      ---------      -----------
Total expenses...........      84,315        134,297         112,776          303,604        107,032          153,991
                             --------       --------        --------      -----------      ---------      -----------
  Less: Reduction of
    advisory fees........     (12,308)       (51,397)        (31,645)         (75,031)       (23,872)         (69,833)
       Reimbursement of
    operating expenses...     (58,160)       (18,654)        (41,574)              --        (54,514)            (358)
                             --------       --------        --------      -----------      ---------      -----------
Net expenses.............      13,847         64,246          39,557          228,573         28,646           83,800
                             --------       --------        --------      -----------      ---------      -----------
NET INVESTMENT INCOME
  (LOSS).................      16,580         23,417          14,840          (41,475)         9,608           38,654
                             --------       --------        --------      -----------      ---------      -----------
REALIZED AND UNREALIZED
  GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain
    (loss) on investment
    transactions.........      41,846        (72,794)        381,012       (1,941,482)      (161,256)      (2,321,073)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     (52,114)       656,595         594,284        1,431,767        107,109         (189,312)
                             --------       --------        --------      -----------      ---------      -----------
Net realized and
  unrealized gain (loss)
  on investments.........     (10,268)       583,801         975,296         (509,715)       (54,147)      (2,510,385)
                             --------       --------        --------      -----------      ---------      -----------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS.............    $  6,312       $607,218        $990,136      $  (551,190)     $ (44,539)     $(2,471,731)
                             ========       ========        ========      ===========      =========      ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     88

STATEMENTS OF CHANGES IN NET ASSETS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                    MONEY MARKET FUND               INVESTMENT GRADE BOND FUND       REAL ESTATE FUND
                           -----------------------------------  -----------------------------------  ----------------
                           SIX MONTHS ENDED                     SIX MONTHS ENDED                     SIX MONTHS ENDED
                            JUNE 30, 2001       YEAR ENDED       JUNE 30, 2001       YEAR ENDED       JUNE 30, 2001
                             (UNAUDITED)     DECEMBER 31, 2000    (UNAUDITED)     DECEMBER 31, 2000    (UNAUDITED)
                           ----------------  -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment
    income...............    $  1,377,777      $  1,455,263        $ 1,563,698       $ 1,986,187       $   473,447
  Net realized gain
    (loss) on investment
    transactions.........             180              (156)           146,942          (103,234)          130,687
  Net unrealized
    appreciation of
    investments..........              --                --             29,689         1,214,279         1,314,187
                             ------------      ------------        -----------       -----------       -----------
Net increase in net
  assets resulting from
  operations.............       1,377,957         1,455,107          1,740,329         3,097,232         1,918,321
                             ------------      ------------        -----------       -----------       -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............      (1,377,777)       (1,455,263)        (1,564,465)       (1,986,187)               --
  In excess of net
    investment income....              --                --                 --                --                --
  Net realized gain on
    investments..........              --                --                 --                --            (6,598)
  In excess of net
    realized gain on
    investments..........              --                --                 --                --                --
                             ------------      ------------        -----------       -----------       -----------
Net decrease in net
  assets from
  distributions..........      (1,377,777)       (1,455,263)        (1,564,465)       (1,986,187)           (6,598)
                             ------------      ------------        -----------       -----------       -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      61,654,972        69,215,004         18,441,181        24,651,759         7,628,562
  Net proceeds from
    reinvestment of
    distributions........       1,377,777         1,455,263          1,564,465         1,986,187             6,598
  Cost of shares
    redeemed.............     (17,908,970)      (43,361,575)        (2,025,445)       (5,557,285)       (1,945,322)
                             ------------      ------------        -----------       -----------       -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........      45,123,779        27,308,692         17,980,201        21,080,661         5,689,838
                             ------------      ------------        -----------       -----------       -----------
Total increase in net
  assets.................      45,123,959        27,308,536         18,156,065        22,191,706         7,601,561
NET ASSETS
Beginning of period......      41,279,381        13,970,845         40,375,830        18,184,124        17,162,117
                             ------------      ------------        -----------       -----------       -----------
End of period+...........    $ 86,403,340      $ 41,279,381        $58,531,895       $40,375,830       $24,763,678
                             ============      ============        ===========       ===========       ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      61,654,972        69,215,004          1,900,038         2,631,751           680,935
  Shares issued to
    shareholders from
    reinvestment of
    distributions........       1,377,777         1,455,263            161,190           211,357               551
  Shares redeemed........     (17,908,970)      (43,361,575)          (208,590)         (585,837)         (174,201)
                             ------------      ------------        -----------       -----------       -----------
  Net increase
    (decrease)...........      45,123,779        27,308,692          1,852,638         2,257,271           507,285
                             ============      ============        ===========       ===========       ===========
+Includes undistributed
  net investment
  income.................    $         --      $         --        $     3,576       $     4,343       $   507,641
                             ============      ============        ===========       ===========       ===========

                         REAL ESTATE FUND
                           -----------------

                              YEAR ENDED
                           DECEMBER 31, 2000
                           -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment
    income...............     $   586,770
  Net realized gain
    (loss) on investment
    transactions.........          82,610
  Net unrealized
    appreciation of
    investments..........       2,051,036
                              -----------
Net increase in net
  assets resulting from
  operations.............       2,720,416
                              -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............        (604,931)
  In excess of net
    investment income....              --
  Net realized gain on
    investments..........         (78,902)
  In excess of net
    realized gain on
    investments..........         (12,419)
                              -----------
Net decrease in net
  assets from
  distributions..........        (696,252)
                              -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................       9,381,700
  Net proceeds from
    reinvestment of
    distributions........         696,252
  Cost of shares
    redeemed.............      (1,028,591)
                              -----------
Net increase (decrease)
  in net assets from
  capital stock
  transactions...........       9,049,361
                              -----------
Total increase in net
  assets.................      11,073,525
NET ASSETS
Beginning of period......       6,088,592
                              -----------
End of period+...........     $17,162,117
                              ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............         875,618
  Shares issued to
    shareholders from
    reinvestment of
    distributions........          62,895
  Shares redeemed........         (93,525)
                              -----------
  Net increase
    (decrease)...........         844,988
                              ===========
+Includes undistributed
  net investment
  income.................     $    34,194
                              ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     89

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                                                                                       INVESCO ENERGY
                                   DAVIS FINANCIAL FUND                DAVIS VENTURE VALUE FUND             FUND
                           ------------------------------------  ------------------------------------  ---------------
                           SIX MONTHS ENDED                      SIX MONTHS ENDED                       PERIOD ENDED
                            JUNE 30, 2001       PERIOD ENDED      JUNE 30, 2001       PERIOD ENDED     JUNE 30, 2001**
                             (UNAUDITED)     DECEMBER 31, 2000*    (UNAUDITED)     DECEMBER 31, 2000*    (UNAUDITED)
                           ----------------  ------------------  ----------------  ------------------  ---------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............     $    6,533         $    5,163        $    71,409         $    34,494       $    2,200
  Net realized gain
    (loss) on investment
    transactions.........         19,845             62,055           (503,966)             (8,362)         (26,455)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (171,345)           375,479           (730,563)             90,210         (359,430)
                              ----------         ----------        -----------         -----------       ----------
Net increase (decrease)
  in net assets resulting
  from operations........       (144,967)           442,697         (1,163,120)            116,342         (383,685)
                              ----------         ----------        -----------         -----------       ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --             (5,163)            (1,526)            (32,582)              --
  In excess of net
    investment income....             --                 --                 --                  --               --
  Net realized gain on
    investments..........        (59,877)            (2,178)                --                  --               --
  In excess of net
    realized gain on
    investments..........             --                 --                 --                  --               --
                              ----------         ----------        -----------         -----------       ----------
Net decrease in net
  assets from
  distributions..........        (59,877)            (7,341)            (1,526)            (32,582)              --
                              ----------         ----------        -----------         -----------       ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      3,619,417          4,323,013         29,245,249          12,784,631        4,138,750
  Net proceeds from
    reinvestment of
    distributions........         59,877              7,341              1,526              32,582               --
  Cost of shares
    redeemed.............       (550,568)           (36,831)          (242,709)           (289,802)          (2,715)
                              ----------         ----------        -----------         -----------       ----------
Net increase in net
  assets from capital
  stock transactions.....      3,128,726          4,293,523         29,004,066          12,527,411        4,136,035
                              ----------         ----------        -----------         -----------       ----------
Total increase in net
  assets.................      2,923,882          4,728,879         27,839,420          12,611,171        3,752,350
NET ASSETS
Beginning of period......      4,728,879                 --         12,611,171                  --               --
                              ----------         ----------        -----------         -----------       ----------
End of period+...........     $7,652,761         $4,728,879        $40,450,591         $12,611,171       $3,752,350
                              ==========         ==========        ===========         ===========       ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        329,208            420,521          3,171,017           1,310,604          408,732
  Shares issued to
    shareholders from
    reinvestment of
    distributions........          5,575                690                171               3,488               --
  Shares redeemed........        (54,574)            (3,483)           (25,099)            (31,146)            (287)
                              ----------         ----------        -----------         -----------       ----------
  Net increase
    (decrease)...........        280,209            417,728          3,146,089           1,282,946          408,445
                              ==========         ==========        ===========         ===========       ==========
+Includes undistributed
  net investment income
  (loss).................     $    6,533         $       --        $    71,437         $     1,554       $    2,200
                              ==========         ==========        ===========         ===========       ==========

                           INVESCO HEALTH
                            SCIENCES FUND
                           ---------------
                            PERIOD ENDED
                           JUNE 30, 2001**
                             (UNAUDITED)
                           ---------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $   (1,272)
  Net realized gain
    (loss) on investment
    transactions.........       (69,606)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       145,637
                             ----------
Net increase (decrease)
  in net assets resulting
  from operations........        74,759
                             ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............            --
  In excess of net
    investment income....            --
  Net realized gain on
    investments..........            --
  In excess of net
    realized gain on
    investments..........            --
                             ----------
Net decrease in net
  assets from
  distributions..........            --
                             ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     4,752,246
  Net proceeds from
    reinvestment of
    distributions........            --
  Cost of shares
    redeemed.............            --
                             ----------
Net increase in net
  assets from capital
  stock transactions.....     4,752,246
                             ----------
Total increase in net
  assets.................     4,827,005
NET ASSETS
Beginning of period......            --
                             ----------
End of period+...........    $4,827,005
                             ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............       468,675
  Shares issued to
    shareholders from
    reinvestment of
    distributions........            --
  Shares redeemed........            --
                             ----------
  Net increase
    (decrease)...........       468,675
                             ==========
+Includes undistributed
  net investment income
  (loss).................    $   (1,272)
                             ==========

  * For the period from July 17, 2000 (commencement of operations) to December 31, 2000.
 **  For the period from May 1, 2001 (commencement of operations) to June 30,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     90

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                               INVESCO           INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                             TECHNOLOGY     TELECOMMUNICATIONS      MID CAP           MID CAP
                                FUND               FUND           GROWTH FUND        VALUE FUND     VALUE EQUITY FUND
                           ---------------  ------------------  ----------------  ----------------  ----------------
                            PERIOD ENDED       PERIOD ENDED       PERIOD ENDED      PERIOD ENDED    SIX MONTHS ENDED
                           JUNE 30, 2001**   JUNE 30, 2001**    JUNE 30, 2001**   JUNE 30, 2001**    JUNE 30, 2001
                             (UNAUDITED)       (UNAUDITED)        (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
                           ---------------  ------------------  ----------------  ----------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income
    (loss)...............    $   (3,302)        $   (1,163)        $     (812)       $    3,006        $   12,272
  Net realized gain
    (loss) on investment
    transactions.........       (86,867)           (75,842)           (68,828)          (24,040)          223,801
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      (355,347)          (571,784)            57,772            33,907          (164,765)
                             ----------         ----------         ----------        ----------        ----------
Net increase (decrease)
  in net assets resulting
  from operations........      (445,516)          (648,789)           (11,868)           12,873            71,308
                             ----------         ----------         ----------        ----------        ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............            --                 --                 --                --                --
  In excess of net
    investment income....            --                 --                 --                --                --
  Net realized gain on
    investments..........            --                 --                 --                --           (29,686)
  In excess of net
    realized gain on
    investments..........            --                 --                 --                --                --
                             ----------         ----------         ----------        ----------        ----------
Net decrease in net
  assets from
  distributions..........            --                 --                 --                --           (29,686)
                             ----------         ----------         ----------        ----------        ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     3,892,842          3,129,406          3,050,687         2,054,649         2,347,575
  Net proceeds from
    reinvestment of
    distributions........            --                 --                 --                --            29,686
  Cost of shares
    redeemed.............        (1,166)              (429)            (4,102)              (45)          (67,245)
                             ----------         ----------         ----------        ----------        ----------
Net increase in net
  assets from capital
  stock transactions.....     3,891,676          3,128,977          3,046,585         2,054,604         2,310,016
                             ----------         ----------         ----------        ----------        ----------
Total increase in net
  assets.................     3,446,160          2,480,188          3,034,717         2,067,477         2,351,638
NET ASSETS
Beginning of period......            --                 --                 --                --         2,579,325
                             ----------         ----------         ----------        ----------        ----------
End of period+...........    $3,446,160         $2,480,188         $3,034,717        $2,067,477        $4,930,963
                             ==========         ==========         ==========        ==========        ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............       394,397            315,623            300,498           205,475           203,364
  Shares issued to
    shareholders from
    reinvestment of
    distributions........            --                 --                 --                --             2,604
  Shares redeemed........          (131)               (58)              (420)               (5)           (5,725)
                             ----------         ----------         ----------        ----------        ----------
  Net increase
    (decrease)...........       394,266            315,565            300,078           205,470           200,243
                             ==========         ==========         ==========        ==========        ==========
+Includes undistributed
  net investment income
  (loss).................    $   (3,302)        $   (1,163)        $     (812)       $    3,006        $   12,272
                             ==========         ==========         ==========        ==========        ==========


                         VALUE EQUITY FUND
                           ------------------

                              PERIOD ENDED
                           DECEMBER 31, 2000*
                           ------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income
    (loss)...............      $    8,088
  Net realized gain
    (loss) on investment
    transactions.........          (6,247)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........         283,826
                               ----------
Net increase (decrease)
  in net assets resulting
  from operations........         285,667
                               ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............          (8,088)
  In excess of net
    investment income....              --
  Net realized gain on
    investments..........              --
  In excess of net
    realized gain on
    investments..........          (1,579)
                               ----------
Net decrease in net
  assets from
  distributions..........          (9,667)
                               ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................       2,297,260
  Net proceeds from
    reinvestment of
    distributions........           9,667
  Cost of shares
    redeemed.............          (3,602)
                               ----------
Net increase in net
  assets from capital
  stock transactions.....       2,303,325
                               ----------
Total increase in net
  assets.................       2,579,325
NET ASSETS
Beginning of period......              --
                               ----------
End of period+...........      $2,579,325
                               ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............         227,879
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             893
  Shares redeemed........            (350)
                               ----------
  Net increase
    (decrease)...........         228,422
                               ==========
+Includes undistributed
  net investment income
  (loss).................      $       --
                               ==========

  * For the period from July 17, 2000 (commencement of operations) to December 31, 2000.
 **  For the period from May 1, 2001 (commencement of operations) to June 30,
     2001.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     91

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                    VALUE MANAGED FUND                    VALUE MID CAP FUND
                           ------------------------------------  ------------------------------------
                           SIX MONTHS ENDED                      SIX MONTHS ENDED
                            JUNE 30, 2001       PERIOD ENDED      JUNE 30, 2001       PERIOD ENDED
                             (UNAUDITED)     DECEMBER 31, 2000*    (UNAUDITED)     DECEMBER 31, 2000*
                           ----------------  ------------------  ----------------  ------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment
    income...............     $   16,580         $   17,805        $    23,417         $   16,307
  Net realized gain
    (loss) on investment
    transactions.........         41,846             (2,608)           (72,794)           (53,212)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        (52,114)           271,205            656,595            306,741
                              ----------         ----------        -----------         ----------
Net increase (decrease)
  in net assets resulting
  from operations........          6,312            286,402            607,218            269,836
                              ----------         ----------        -----------         ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --            (17,805)                --            (16,307)
  In excess of net
    investment income....             --                (72)                --               (280)
  Net realized gain on
    investments..........             --                 --                 --                 --
  In excess of net
    realized gain on
    investments..........             --                 --                 --            (17,182)
                              ----------         ----------        -----------         ----------
Net decrease in net
  assets from
  distributions..........             --            (17,877)                --            (33,769)
                              ----------         ----------        -----------         ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      1,503,527          2,116,792         15,184,686          8,269,288
  Net proceeds from
    reinvestment of
    distributions........             --             17,877                 --             33,769
  Cost of shares
    redeemed.............         (7,305)            (6,314)          (748,253)          (417,350)
                              ----------         ----------        -----------         ----------
Net increase in net
  assets from capital
  stock transactions.....      1,496,222          2,128,355         14,436,433          7,885,707
                              ----------         ----------        -----------         ----------
Total increase in net
  assets.................      1,502,534          2,396,880         15,043,651          8,121,774
NET ASSETS
Beginning of period......      2,396,880                 --          8,121,774                 --
                              ----------         ----------        -----------         ----------
End of period+...........     $3,899,414         $2,396,880        $23,165,425         $8,121,774
                              ==========         ==========        ===========         ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        133,741            211,149          1,463,034            828,843
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --              1,642                 --              3,499
  Shares redeemed........           (642)              (595)           (69,297)           (43,251)
                              ----------         ----------        -----------         ----------
  Net increase
    (decrease)...........        133,099            212,196          1,393,737            789,091
                              ==========         ==========        ===========         ==========
+Includes undistributed
  net investment
  income.................     $   16,580         $       --        $    23,417         $       --
                              ==========         ==========        ===========         ==========

                                   VALUE SMALL CAP FUND
                           ------------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2001       PERIOD ENDED
                             (UNAUDITED)     DECEMBER 31, 2000*
                           ----------------  ------------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment
    income...............    $    14,840         $   31,535
  Net realized gain
    (loss) on investment
    transactions.........        381,012            121,542
  Net unrealized
    appreciation
    (depreciation) of
    investments..........        594,284            755,289
                             -----------         ----------
Net increase (decrease)
  in net assets resulting
  from operations........        990,136            908,366
                             -----------         ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --            (31,535)
  In excess of net
    investment income....             --               (397)
  Net realized gain on
    investments..........        (34,467)           (86,438)
  In excess of net
    realized gain on
    investments..........             --                 --
                             -----------         ----------
Net decrease in net
  assets from
  distributions..........        (34,467)          (118,370)
                             -----------         ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................      7,936,907          5,149,342
  Net proceeds from
    reinvestment of
    distributions........         34,467            118,370
  Cost of shares
    redeemed.............       (222,582)           (84,294)
                             -----------         ----------
Net increase in net
  assets from capital
  stock transactions.....      7,748,792          5,183,418
                             -----------         ----------
Total increase in net
  assets.................      8,704,461          5,973,414
NET ASSETS
Beginning of period......      5,973,414                 --
                             -----------         ----------
End of period+...........    $14,677,875         $5,973,414
                             ===========         ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............        654,356            497,707
  Shares issued to
    shareholders from
    reinvestment of
    distributions........          2,782             10,616
  Shares redeemed........        (19,429)            (7,613)
                             -----------         ----------
  Net increase
    (decrease)...........        637,709            500,710
                             ===========         ==========
+Includes undistributed
  net investment
  income.................    $    15,080         $      240
                             ===========         ==========

  * For the period from July 17, 2000 (commencement of operations) to December 31, 2000.

--------------------------------------------------------------------------------

See Notes to Financial Statements.     92

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

                                 BLUE CHIP MID CAP FUND              INVESTORS FOUNDATION FUND
                           -----------------------------------  -----------------------------------
                           SIX MONTHS ENDED                     SIX MONTHS ENDED
                            JUNE 30, 2001       YEAR ENDED       JUNE 30, 2001       YEAR ENDED
                             (UNAUDITED)     DECEMBER 31, 2000    (UNAUDITED)     DECEMBER 31, 2000
                           ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $   (41,475)       $   (49,786)       $    9,608        $    8,866
  Net realized gain
    (loss) on investment
    transactions.........     (1,941,482)         2,057,464          (161,256)          253,179
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      1,431,767            378,247           107,109          (602,710)
                             -----------        -----------        ----------        ----------
Net increase (decrease)
  in net assets resulting
  from operations........       (551,190)         2,385,925           (44,539)         (340,665)
                             -----------        -----------        ----------        ----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --                 --                --            (8,866)
  In excess of net
    investment income....             --                 --                --              (143)
  Net realized gain on
    investments..........             --         (2,217,983)               --          (263,195)
  In excess of net
    realized gain on
    investments..........             --           (865,958)               --          (141,733)
                             -----------        -----------        ----------        ----------
Net decrease in net
  assets from
  distributions..........             --         (3,083,941)               --          (413,937)
                             -----------        -----------        ----------        ----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     22,654,078         31,082,721         2,177,174         2,525,738
  Net proceeds from
    reinvestment of
    distributions........             --          3,083,941                --           413,936
  Cost of shares
    redeemed.............     (3,533,153)        (2,655,809)       (1,578,442)         (399,452)
                             -----------        -----------        ----------        ----------
Net increase in net
  assets from capital
  stock transactions.....     19,120,925         31,510,853           598,732         2,540,222
                             -----------        -----------        ----------        ----------
Total increase in net
  assets.................     18,569,735         30,812,837           554,193         1,785,620
NET ASSETS
Beginning of period......     37,593,007          6,780,170         5,652,619         3,866,999
                             -----------        -----------        ----------        ----------
End of period+...........    $56,162,742        $37,593,007        $6,206,812        $5,652,619
                             ===========        ===========        ==========        ==========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      1,704,134          2,086,568           237,037           227,420
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --            236,216                --            43,938
  Shares redeemed........       (257,421)          (175,312)         (162,793)          (35,307)
                             -----------        -----------        ----------        ----------
  Net increase
    (decrease)...........      1,446,713          2,147,472            74,244           236,051
                             ===========        ===========        ==========        ==========
+Includes undistributed
  net investment income
  (loss).................    $   (41,475)       $        --        $    9,608        $       --
                             ===========        ===========        ==========        ==========

                                   SELECT EQUITY FUND
                           -----------------------------------
                           SIX MONTHS ENDED
                            JUNE 30, 2001       YEAR ENDED
                             (UNAUDITED)     DECEMBER 31, 2000
                           ----------------  -----------------
INCREASE (DECREASE) IN
NET ASSETS FROM
OPERATIONS
  Net investment income
    (loss)...............    $    38,654        $     6,379
  Net realized gain
    (loss) on investment
    transactions.........     (2,321,073)           158,628
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       (189,312)        (1,920,800)
                             -----------        -----------
Net increase (decrease)
  in net assets resulting
  from operations........     (2,471,731)        (1,755,793)
                             -----------        -----------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment
    income...............             --             (6,379)
  In excess of net
    investment income....             --               (438)
  Net realized gain on
    investments..........             --           (158,628)
  In excess of net
    realized gain on
    investments..........             --           (380,116)
                             -----------        -----------
Net decrease in net
  assets from
  distributions..........             --           (545,561)
                             -----------        -----------
SHARE TRANSACTIONS
  Net proceeds from
    sales................     14,003,459         11,724,575
  Net proceeds from
    reinvestment of
    distributions........             --            545,561
  Cost of shares
    redeemed.............       (137,925)          (260,311)
                             -----------        -----------
Net increase in net
  assets from capital
  stock transactions.....     13,865,534         12,009,825
                             -----------        -----------
Total increase in net
  assets.................     11,393,803          9,708,471
NET ASSETS
Beginning of period......     14,848,084          5,139,613
                             -----------        -----------
End of period+...........    $26,241,887        $14,848,084
                             ===========        ===========
SHARES OF BENEFICIAL
  INTEREST
  Shares sold............      1,430,263            913,665
  Shares issued to
    shareholders from
    reinvestment of
    distributions........             --             51,958
  Shares redeemed........        (14,534)           (19,190)
                             -----------        -----------
  Net increase
    (decrease)...........      1,415,729            946,433
                             ===========        ===========
+Includes undistributed
  net investment income
  (loss).................    $    38,654        $        --
                             ===========        ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.     93

FINANCIAL HIGHLIGHTS
                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                         MONEY MARKET FUND                           INVESTMENT GRADE BOND FUND
                           ----------------------------------------------  ----------------------------------------------
                                           YEAR ENDED                                      YEAR ENDED
                           SIX MONTHS     DECEMBER 31,        FOR THE      SIX MONTHS     DECEMBER 31,        FOR THE
                              ENDED     ----------------  PERIOD 12/7/98*     ENDED     ----------------  PERIOD 12/7/98*
                           06/30/2001^   2000     1999     TO 12/31/1998   06/30/2001^   2000     1999     TO 12/31/1998
                           -----------  -------  -------  ---------------  -----------  -------  -------  ---------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 1.000    $ 1.000  $ 1.000      $ 1.000        $ 9.600    $ 9.340  $ 9.970      $10.000
                             -------    -------  -------      -------        -------    -------  -------      -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.023      0.057    0.045        0.003          0.308      0.626    0.576        0.034
  Net realized and
    unrealized gain
    (loss) on
    investments..........         --         --       --           --          0.060      0.260   (0.630)      (0.030)
                             -------    -------  -------      -------        -------    -------  -------      -------
  Total from Investment
    Operations...........      0.023      0.057    0.045        0.003          0.368      0.886   (0.054)       0.004
                             -------    -------  -------      -------        -------    -------  -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............     (0.023)    (0.057)  (0.045)      (0.003)        (0.308)    (0.626)  (0.576)      (0.034)
  In excess of net
    investment income....         --         --       --           --             --         --       --           --
  Net realized gain on
    investments..........         --         --       --           --             --         --       --           --
  In excess of net
    realized gain on
    investments..........         --         --       --           --             --         --       --           --
  Capital................         --         --       --           --             --         --       --           --
                             -------    -------  -------      -------        -------    -------  -------      -------
  Total distributions....     (0.023)    (0.057)  (0.045)      (0.003)        (0.308)    (0.626)  (0.576)      (0.034)
                             -------    -------  -------      -------        -------    -------  -------      -------
NET ASSET VALUE, END OF
  PERIOD.................    $ 1.000    $ 1.000  $ 1.000      $ 1.000        $ 9.660    $ 9.600  $ 9.340      $ 9.970
                             =======    =======  =======      =======        =======    =======  =======      =======
TOTAL RETURN(b)..........       2.28%      5.90%    4.63%        0.31%          3.86%      9.86%   (0.56)%        0.04%
                             =======    =======  =======      =======        =======    =======  =======      =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $86,403    $41,279  $13,971      $ 2,510        $58,532    $40,376  $18,184      $10,026
Ratios to average net
  assets:
  Net expenses(a)........       0.65%      0.65%    0.65%        0.65%          0.75%      0.75%    0.75%        0.75%
  Gross expenses(a)......       0.81%      1.22%    2.70%       12.29%          1.03%      1.31%    1.98%        4.10%
  Net investment income
    (loss)(a)............       4.36%      5.83%    4.69%        4.48%          6.39%      6.70%    6.00%        5.01%
Portfolio turnover
  rate...................     N/A         N/A      N/A        N/A                 35%        69%      78%           3%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                         REAL ESTATE FUND                     DAVIS FINANCIAL FUND        DAVIS VENTURE VALUE FUND
                           ---------------------------------------------  ----------------------------  ----------------------------
                                          YEAR ENDED
                           SIX MONTHS    DECEMBER 31,        FOR THE      SIX MONTHS       FOR THE      SIX MONTHS       FOR THE
                              ENDED     ---------------  PERIOD 12/7/98*     ENDED     PERIOD 7/17/00*     ENDED     PERIOD 7/17/00*
                           06/30/2001^   2000     1999    TO 12/31/1998   06/30/2001^   TO 12/31/2000   06/30/2001^   TO 12/31/2000
                           -----------  -------  ------  ---------------  -----------  ---------------  -----------  ---------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 11.25    $ 8.940  $9.850      $10.000        $11.320        $10.000        $ 9.830        $10.000
                             -------    -------  ------      -------        -------        -------        -------        -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.227      0.388   0.477        0.082          0.009          0.013          0.015          0.028
  Net realized and
    unrealized gain
    (loss) on
    investments..........      0.706      2.402  (0.888)      (0.152)        (0.281)         1.325         (0.715)        (0.172)(d)
                             -------    -------  ------      -------        -------        -------        -------        -------
  Total from Investment
    Operations...........      0.933      2.790  (0.411)      (0.070)        (0.272)         1.338         (0.700)        (0.144)
                             -------    -------  ------      -------        -------        -------        -------        -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         --     (0.417) (0.447)      (0.080)            --         (0.013)          --(c)        (0.026)
  In excess of net
    investment income....         --         --      --           --             --             --             --             --
  Net realized gain on
    investments..........     (0.003)    (0.054)     --           --         (0.088)        (0.005)            --             --
  In excess of net
    realized gain on
    investments..........         --     (0.009)     --           --             --             --             --             --
  Capital................         --         --  (0.052)          --             --             --             --             --
                             -------    -------  ------      -------        -------        -------        -------        -------
Total distributions......     (0.003)    (0.480) (0.499)      (0.080)        (0.088)        (0.018)        (0.000)        (0.026)
                             -------    -------  ------      -------        -------        -------        -------        -------
NET ASSET VALUE, END OF
  PERIOD.................    $12.180    $11.250  $8.940      $ 9.850        $10.960        $11.320        $ 9.130        $ 9.830
                             =======    =======  ======      =======        =======        =======        =======        =======
TOTAL RETURN(b)..........       8.30%     31.30%  (3.98)%       (0.71)%       (2.38)%        13.39%         (7.12)%        (1.42)%
                             =======    =======  ======      =======        =======        =======        =======        =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $24,764    $17,162  $6,089      $ 4,930        $ 7,653        $ 4,729        $40,451        $12,611
Ratios to average net
  assets:
  Net expenses(a)........       1.25%      1.25%   1.25%        1.25%          0.90%          0.90%          0.90%          0.90%
  Gross expenses(a)......       1.83%      2.67%   3.39%        7.44%          3.19%          5.50%          1.53%          3.20%
  Net investment income
    (loss)(a)............       4.91%      6.13%   6.09%       12.16%          0.23%          0.35%          0.64%          1.08%
Portfolio turnover
  rate...................          7%        15%     13%           2%            21%             1%             6%             0%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share
(d) The amount shown for a share outstanding does not correspond with aggregate net gain on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the fund.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                              INVESCO          INVESCO         INVESCO           INVESCO        NEUBERGER BERMAN  NEUBERGER BERMAN
                               ENERGY      HEALTH SCIENCES    TECHNOLOGY    TELECOMMUNICATIONS   MID CAP GROWTH    MID CAP VALUE
                                FUND            FUND             FUND              FUND               FUND              FUND
                           --------------  ---------------  --------------  ------------------  ----------------  ----------------
                           FOR THE PERIOD  FOR THE PERIOD   FOR THE PERIOD    FOR THE PERIOD     FOR THE PERIOD    FOR THE PERIOD
                             5/1/01* TO      5/1/01* TO       5/1/01* TO        5/1/01* TO         5/1/01* TO        5/1/01* TO
                             6/30/2001^      6/30/2001^       6/30/2001^        6/30/2001^         6/30/2001^        6/30/2001^
                           --------------  ---------------  --------------  ------------------  ----------------  ----------------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $10.000          $10.000          $10.000          $10.000            $10.000           $10.000
                              -------          -------          -------          -------            -------           -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.005           (0.003)          (0.008)          (0.004)            (0.003)            0.015
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (0.815)           0.303           (1.252)          (2.136)             0.113             0.045
                              -------          -------          -------          -------            -------           -------
  Total from Investment
    Operations...........      (0.810)           0.300           (1.260)          (2.140)             0.110             0.060
                              -------          -------          -------          -------            -------           -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --               --               --               --                 --                --
  In excess of net
    investment income....          --               --               --               --                 --                --
  Net realized gain on
    investments..........          --               --               --               --                 --                --
  In excess of net
    realized gain on
    investments..........          --               --               --               --                 --                --
  Capital................          --               --               --               --                 --                --
                              -------          -------          -------          -------            -------           -------
  Total distributions....          --               --               --               --                 --                --
                              -------          -------          -------          -------            -------           -------
NET ASSET VALUE, END OF
  PERIOD.................     $ 9.190          $10.300          $ 8.740          $ 7.860            $10.110           $10.060
                              =======          =======          =======          =======            =======           =======
TOTAL RETURN(b)..........       (8.10)%           3.10%          (12.60)%         (21.40)%             1.10%             0.60%
                              =======          =======          =======          =======            =======           =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $ 3,752          $ 4,827          $ 3,446          $ 2,480            $ 3,035           $ 2,067
Ratios to average net
  assets:
  Net expenses(a)........        1.25%            1.25%            1.25%            1.25%              1.10%             1.10%
  Gross expense(a).......        5.06%            4.68%            5.83%            7.35%              6.62%             9.08%
  Net investment income
    (loss)(a)............        0.36%           (0.19)%          (0.61)%          (0.26)%            (0.19)%            0.89%
Portfolio turnover
  rate...................          15%              13%              22%              14%                12%               30%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                              VALUE EQUITY FUND         VALUE MANAGED FUND        VALUE MID CAP FUND       VALUE SMALL CAP FUND
                           ------------------------  ------------------------  ------------------------  ------------------------
                                          FOR THE                   FOR THE                   FOR THE                   FOR THE
                           SIX MONTHS     PERIOD     SIX MONTHS     PERIOD     SIX MONTHS     PERIOD     SIX MONTHS     PERIOD
                              ENDED     7/17/00* TO     ENDED     7/17/00* TO     ENDED     7/17/00* TO     ENDED     7/17/00* TO
                           06/30/2001^  12/31/2000   06/30/2001^  12/31/2000   06/30/2001^  12/31/2000   06/30/2001^  12/31/2000
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD....     $11.290     $10.000       $11.300     $10.000       $10.290     $10.000      $11.930      $10.000
                              -------     -------       -------     -------       -------     -------      -------      -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............       0.286       0.036         0.048       0.085         0.011       0.021        0.013        0.065
  Net realized and
    unrealized gain
    (loss) on
    investments..........      (0.004)      1.297        (0.058)      1.300         0.309       0.312        0.978        2.109
                              -------     -------       -------     -------       -------     -------      -------      -------
  Total from Investment
    Operations...........       0.282       1.333        (0.010)      1.385         0.320       0.333        0.991        2.174
                              -------     -------       -------     -------       -------     -------      -------      -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............          --      (0.038)           --      (0.085)           --      (0.021)          --       (0.065)
  In excess of net
    investment income....          --          --            --        --(c)           --        --(c)          --       (0.001)
  Net realized gain on
    investments..........      (0.072)         --            --          --            --          --       (0.031)      (0.178)
  In excess of net
    realized gain on
    investments..........          --      (0.005)           --          --            --      (0.022)          --           --
  Capital................          --          --            --          --            --          --           --           --
                              -------     -------       -------     -------       -------     -------      -------      -------
  Total distributions....      (0.072)     (0.043)           --      (0.085)           --      (0.043)      (0.031)      (0.244)
                              -------     -------       -------     -------       -------     -------      -------      -------
NET ASSET VALUE, END OF
  PERIOD.................     $11.500     $11.290       $11.290     $11.300       $10.610     $10.290      $12.890      $11.930
                              =======     =======       =======     =======       =======     =======      =======      =======
TOTAL RETURN(B)..........        2.50%      13.35%        (0.09)%     13.88%         3.11%       3.37%        8.31%       21.91%
                              =======     =======       =======     =======       =======     =======      =======      =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................     $ 4,931     $ 2,579       $ 3,899     $ 2,397       $23,165     $ 8,122      $14,678      $ 5,973
Ratios to average net
  assets:
  Net expenses(a)........        0.90%       0.90%         0.90%       0.90%         1.00%       1.00%        1.00%        1.00%
  Gross expenses(a)......        5.16%       7.65%         5.48%       7.84%         2.09%       4.27%        2.85%        5.02%
  Net investment income
    (loss)(a)............        0.72%       0.81%         1.08%       1.80%         0.36%       0.71%        0.38%        1.83%
Portfolio turnover
  rate...................          44%         38%           22%         32%           36%         36%          66%          42%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.
(c)  Amount is less than $0.001 per share

                                                      SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period:

                                  BLUE CHIP MID CAP FUND                INVESTORS FOUNDATION FUND
                           -------------------------------------  -------------------------------------
                                                       FOR THE                                FOR THE
                           SIX MONTHS    YEAR ENDED     PERIOD    SIX MONTHS    YEAR ENDED     PERIOD
                              ENDED     DECEMBER 31,  9/1/99* TO     ENDED     DECEMBER 31,  9/1/99* TO
                           06/30/2001^      2000      12/31/1999  06/30/2001^      2000      12/31/1999
                           -----------  ------------  ----------  -----------  ------------  ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $ 13.93       $ 12.30     $ 10.00      $  9.72       $ 11.19     $ 10.00
                             -------       -------     -------      -------       -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............     (0.010)       (0.018)         --        0.015         0.017       0.015
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (0.370)        2.994       2.683       (0.265)       (0.708)      1.197
                             -------       -------     -------      -------       -------     -------
  Total from Investment
    Operations...........     (0.380)        2.976       2.683       (0.250)       (0.691)      1.212
                             -------       -------     -------      -------       -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         --            --          --           --        (0.017)     (0.015)
  In excess of net
    investment income....         --            --      (0.383)          --          --(c)         --
  Net realized gain on
    investments..........         --        (0.968)         --           --        (0.495)     (0.007)
  In excess of net
    realized gain on
    investments..........         --        (0.378)         --           --        (0.267)         --
  Capital................         --            --          --           --            --          --
                             -------       -------     -------      -------       -------     -------
  Total distributions....         --        (1.346)     (0.383)          --        (0.779)     (0.022)
                             -------       -------     -------      -------       -------     -------
NET ASSET VALUE, END OF
  PERIOD.................    $13.550       $13.930     $12.300      $ 9.470       $ 9.720     $11.190
                             =======       =======     =======      =======       =======     =======
TOTAL RETURN(b)..........      (2.73)%       24.96%      27.07%       (2.57)%       (5.94)%     12.13%
                             =======       =======     =======      =======       =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $56,163       $37,593     $ 6,780      $ 6,207       $ 5,653     $ 3,867
RATIOS TO AVERAGE NET
  ASSETS:
  Net expenses(a)........       1.00%         1.00%       1.00%        0.90%         0.90%       0.90%
  Gross expenses(a)......       1.33%         1.96%       4.11%        3.37%         3.99%       5.12%
  Net investment income
    (loss)(a)............      (0.18)%       (0.26)%     (0.16)%       0.30%         0.18%       0.46%
Portfolio turnover
  rate...................         54%          138%         51%          67%           82%         31%

                                    SELECT EQUITY FUND
                           -------------------------------------
                                                       FOR THE
                           SIX MONTHS    YEAR ENDED     PERIOD
                              ENDED     DECEMBER 31,  9/1/99* TO
                           06/30/2001^      2000      12/31/1999
                           -----------  ------------  ----------
NET ASSET VALUE,
  BEGINNING OF PERIOD....    $10.970       $ 12.64     $ 10.00
                             -------       -------     -------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income
    (loss)...............      0.014         0.005          --
  Net realized and
    unrealized gain
    (loss) on
    investments..........     (1.504)       (1.251)      2.640
                             -------       -------     -------
  Total from Investment
    Operations...........     (1.490)       (1.246)      2.640
                             -------       -------     -------
LESS DISTRIBUTIONS FROM:
  Net investment
    income...............         --        (0.005)         --
  In excess of net
    investment income....         --          --(c)         --
  Net realized gain on
    investments..........         --        (0.123)         --
  In excess of net
    realized gain on
    investments..........         --        (0.296)         --
  Capital................         --            --          --
                             -------       -------     -------
  Total distributions....         --        (0.424)         --
                             -------       -------     -------
NET ASSET VALUE, END OF
  PERIOD.................    $ 9.480       $10.970     $12.640
                             =======       =======     =======
TOTAL RETURN(b)..........     (13.58)%       (9.71)%     26.40%
                             =======       =======     =======
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000's)................    $26,242       $14,848     $ 5,140
RATIOS TO AVERAGE NET
  ASSETS:
  Net expenses(a)........       0.90%         0.90%       0.90%
  Gross expenses(a)......       1.66%         2.44%       4.25%
  Net investment income
    (loss)(a)............       0.42%         0.07%      (0.06)%
Portfolio turnover
  rate...................         87%          271%         51%

  *  Commencement of operations
  ^  Unaudited
(a)  Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized
(c)  Amount is less than $0.001 per share

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)             SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------

NOTE A -- ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of eighteen funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), the Sun Capital Real Estate Fund ("Real Estate Fund"), SC Davis Financial Fund ("Davis Financial Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC INVESCO Energy Fund ("INVESCO Energy Fund"), SC INVESCO Health Sciences Fund ("INVESCO Health Sciences Fund"), SC INVESCO Technology Fund ("INVESCO Technology Fund"), SC INVESCO Telecommunications Fund ("INVESCO Telecommunications Fund"), SC Neuberger Berman Mid Cap Growth Fund ("Neuberger Berman Mid Cap Growth Fund"), SC Neuberger Berman Mid Cap Value Fund ("Neuberger Berman Mid Cap Value Fund"), SC Value Equity Fund ("Value Equity Fund"), SC Value Managed Fund ("Value Managed Fund"), SC Value Mid Cap Fund ("Value Mid Cap Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"), SC Investors Foundation Fund ("Investors Foundation Fund") and the SC Select Equity Fund ("Select Equity Fund"). Each of the Funds, other than the Real Estate Fund and the Select Equity Fund, are classified as diversified funds under the 1940 Act. The INVESCO Energy Fund, the INVESCO Health Sciences Fund, the INVESCO Technology Fund, the INVESCO Telecommunications Fund, the Neuberger Berman Mid Cap Growth Fund, and the Neuberger Berman Mid Cap Value Fund commenced operations on May 1, 2001.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

VALUATION OF INVESTMENTS

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)  SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

The Real Estate Fund, Davis Financial Fund, INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund and INVESCO Telecommunications Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject each of these funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund has qualified and intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax.

A portion of the dividend income recorded by the Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2000, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

                                       EXPIRES DECEMBER 31,
                                     ------------------------
                                     2006    2007      2008
                                     ----  --------  --------
Money Market Fund..................  $27   $  1,902  $    157
Investment Grade Bond Fund.........   --    195,936   191,014
Davis Venture Value Fund...........   --         --     4,588
Value Managed Fund.................   --         --        35

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)  SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

Under current tax law, certain capital losses realized after October 31 within taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2000, the following Funds elected to defer net losses arising between November 1, 2000 and December 31, 2000.

                                                     AMOUNT
                                                    --------
Investment Grade Bond Fund........................  $  2,375
Davis Venture Value Fund..........................     3,416
Value Mid Cap Fund................................    34,159
Blue Chip Mid Cap Fund............................    77,840
Investors Foundation Fund.........................   115,453
Select Equity Fund................................   251,163

DOLLAR ROLL TRANSACTIONS

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)  SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

OPTIONS

A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. A Fund may write covered put and call options and purchase put and call options for hedging or investment purposes. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded.

EXPENSES

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

DIVIDENDS AND DISTRIBUTIONS

The Money Market Fund and Investment Grade Bond Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distribute net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

Sun Capital Advisers, Inc. (the "Adviser") is the investment adviser to the Money Market Fund, Investment Grade Bond Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund under separate investment advisory agreements with the Trust dated August 27, 1999. The Adviser is the investment adviser to the Davis Financial Fund, Davis Venture Value Fund, Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund under separate investment advisory agreements with the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)  SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

Trust dated May 1, 2000. The Adviser is the investment adviser to the INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund, Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund under separate investment advisory agreements with the Trust dated May 1, 2001. The Adviser is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), ("Sun Life (U.S.)") which is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life of Canada"). Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a holding company, is the ultimate parent of Sun Life of Canada and the Adviser. The Adviser has retained Wellington Management Company LLP at its own cost, as subadviser for Blue Chip Mid Cap Fund, Investors Foundation Fund, and Select Equity Fund; Davis Selected Advisers L.P., as subadviser for the Davis Financial Fund, and the Davis Venture Value Fund; OpCap Advisors, as subadviser for the Value Equity Fund, Value Managed Fund, Value Mid Cap Fund, and Value Small Cap Fund; INVESCO Funds Group, Inc., as subadviser for the INVESCO Energy Fund, INVESCO Health Sciences Fund, INVESCO Technology Fund, and INVESCO Telecommunications Fund; and Neuberger Berman Management Inc., as subadviser for the Neuberger Berman Mid Cap Growth Fund, and Neuberger Berman Mid Cap Value Fund.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation monthly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

                                                                  ADVISORY
                                          DAILY NET ASSETS            FEE
Money Market Fund                     All                            0.50%

Investment Grade Bond Fund            All                            0.60%

Real Estate Fund                      All                            0.95%

Davis Financial Fund                  $0-$500 million                0.75%
Davis Venture Value Fund              over $500 million              0.70%

INVESCO Energy Fund                   $0-$750 million                1.05%
INVESCO Health Sciences Fund          over $750 million              1.00%
INVESCO Technology Fund
INVESCO Telecommunications Fund

Neuberger Berman Mid Cap Growth Fund  $0-$750 million                0.95%
Neuberger Berman Mid Cap Value Fund   over $750 million              0.90%

Value Equity Fund                     $0-$400 million                0.80%
Value Managed Fund                    $400 million-$800 million      0.75%
Value Mid Cap Fund                    over $800 million              0.70%
Value Small Cap Fund

Blue Chip Mid Cap Fund                $0-$300 million                0.80%
                                      over $300 million              0.75%

Investors Foundation Fund             $0-$300 million                0.75%
Select Equity Fund                    over $300 million              0.70%

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)  SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

LIMITATIONS

The Adviser has voluntarily agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

                                                    TOTAL OPERATING EXPENSE
                                                    -----------------------
Money Market Fund.................................            0.65%
Investment Grade Bond Fund........................            0.75%
Real Estate Fund..................................            1.25%
Davis Financial Fund..............................            0.90%
Davis Venture Value Fund..........................            0.90%
INVESCO Energy Fund...............................            1.25%
INVESCO Health Sciences Fund......................            1.25%
INVESCO Technology Fund...........................            1.25%
INVESCO Telecommunications Fund...................            1.25%
Neuberger Berman Mid Cap Growth Fund..............            1.10%
Neuberger Berman Mid Cap Value Fund...............            1.10%
Value Equity Fund.................................            0.90%
Value Managed Fund................................            0.90%
Value Mid Cap Fund................................            1.00%
Value Small Cap Fund..............................            1.00%
Blue Chip Mid Cap Fund............................            1.00%
Investors Foundation Fund.........................            0.90%
Select Equity Fund................................            0.90%

The Adviser has voluntarily agreed to maintain the above limits for an indefinite period of time. For the six months ended June 30, 2001, the Adviser did not impose all or part of its advisory fee and reimbursed the Funds for operating expenses in the following amounts:

                                          FEES WAIVED  EXPENSES REIMBURSED
                                          -----------  -------------------
Money Market Fund.......................    $52,081          $    --
Investment Grade Bond Fund..............     68,168               --
Real Estate Fund........................     56,056               --
Davis Financial Fund....................     20,974           42,967
Davis Venture Value Fund................     70,429               --
INVESCO Energy Fund.....................      6,345           16,730
INVESCO Health Sciences Fund............      7,028           15,917
INVESCO Technology Fund.................      5,674           18,985
INVESCO Telecommunications Fund.........      4,645           22,190
Neuberger Berman Mid Cap Growth Fund....      4,060           19,520
Neuberger Berman Mid Cap Value Fund.....      3,221           23,851
Value Equity Fund.......................     13,727           59,379
Value Managed Fund......................     12,308           58,160
Value Mid Cap Fund......................     51,397           18,654
Value Small Cap Fund....................     31,645           41,574
Blue Chip Mid Cap Fund..................     75,031               --
Investors Foundation Fund...............     23,872           54,514
Select Equity Fund......................     69,833              358

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)  SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years.

TRUSTEES' COMPENSATION

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life (U.S.) or Sun Life of Canada, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life (U.S.) or Sun Life of Canada. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life (U.S.) or Sun Life of Canada.

NOTE D -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the period ended June 30, 2001 were as follows:

                                   NON-                      NON-
                                GOVERNMENT   GOVERNMENT   GOVERNMENT   GOVERNMENT
                                 PURCHASES    PURCHASES      SALES       SALES
                                -----------  -----------  -----------  ----------
Investment Grade Bond Fund....  $21,347,025  $15,624,238  $ 8,050,459  $8,339,429
Real Estate Fund..............    7,795,380           --    1,404,387          --
Davis Financial Fund..........    3,699,664           --    1,141,995          --
Davis Venture Value Fund......   29,006,323      481,096    1,185,080          --
INVESCO Energy Fund*..........    4,193,551           --      421,387          --
INVESCO Health Sciences
 Fund*........................    4,789,040           --      436,772          --
INVESCO Technology Fund*......    4,497,719           --      672,200          --
INVESCO Telecommunications
 Fund*........................    3,102,101           --      316,412          --
Neuberger Berman Mid Cap
 Growth Fund*.................    3,035,302           --      264,915          --
Neuberger Berman Mid Cap Value
 Fund*........................    2,478,712           --      570,827          --
Value Equity Fund.............    3,129,147      181,652    1,386,364          --
Value Managed Fund............    2,009,374       23,623      588,131          --
Value Mid Cap Fund............   17,366,516           --    4,416,652          --
Value Small Cap Fund..........   12,417,093           --    5,334,527          --
Blue Chip Mid Cap Fund........   40,865,188           --   23,831,465          --
Investors Foundation Fund.....    4,664,142       86,067    4,038,757     113,030
Select Equity Fund............   28,086,822           --   15,452,902          --

*  For the period May 1, 2001 (commencement of operations) to June 30, 2001.

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the period ended June 30, 2001 were $221,842,162 and $177,258,527, respectively.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)  SUN CAPITAL ADVISERS
TRUST
--------------------------------------------------------------------------------

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at June 30, 2001 were as follows:

                                                       GROSS UNREALIZED        NET UNREALIZED
                                                 ----------------------------  APPRECIATION/
                                IDENTIFIED COST  APPRECIATION  (DEPRECIATION)  (DEPRECIATION)
                                ---------------  ------------  --------------  --------------
Money Market Fund.............    $87,079,681     $       --    $        --     $        --
Investment Grade Bond Fund....     61,382,545      1,076,035       (418,411)        657,624
Real Estate Fund..............     22,275,370      2,786,595             --       2,786,595
Davis Financial Fund..........      7,385,818        707,397       (503,263)        204,134
Davis Venture Value Fund......     40,800,840      2,067,599     (2,707,952)       (640,353)
INVESCO Energy Fund...........      4,103,708         84,259       (443,689)       (359,430)
INVESCO Health Sciences
 Fund.........................      4,703,135        245,302        (99,665)        145,637
INVESCO Technology Fund.......      3,745,841         90,463       (445,810)       (355,347)
INVESCO Telecommunications
 Fund.........................      3,070,124         12,948       (584,732)       (571,784)
Neuberger Berman Mid Cap
 Growth Fund..................      2,966,558        211,230       (153,458)         57,772
Neuberger Berman Mid Cap Value
 Fund.........................      2,027,845        103,277        (69,370)         33,907
Value Equity Fund.............      4,847,097        301,144       (182,083)        119,061
Value Managed Fund............      3,667,542        323,052       (103,961)        219,091
Value Mid Cap Fund............     22,046,815      1,557,580       (594,244)        963,336
Value Small Cap Fund..........     13,554,490      1,469,701       (120,128)      1,349,573
Blue Chip Mid Cap Fund........     53,050,944      4,944,417     (2,155,975)      2,788,442
Investors Foundation Fund.....      6,238,654        411,801       (503,983)        (92,182)
Select Equity Fund............     27,836,393        556,462     (1,610,660)     (1,054,198)

WRITTEN OPTION TRANSACTIONS

Transactions in written options for puts and calls for the period ended June 30, 2001 were as follows:

INVESTORS FOUNDATION FUND

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................      13      $ 1,261
Options expired.........................     (13)      (1,261)
Options written.........................      --           --
                                             ---      -------
Options outstanding at end of period....      --      $    --
                                             ===      =======

INVESCO TECHNOLOGY FUND

                                          NUMBER OF  AMOUNT OF
                                          CONTRACTS  PREMIUMS
                                          ---------  ---------
Options outstanding at beginning of
 year...................................      --      $   --
Options written.........................       9       3,817
                                          ---------   ------
Options outstanding at end of period....       9      $3,817
                                          =========   ======

                                                      SUN CAPITAL ADVISERS TRUST

--------------------------------------------------------------------------------

                             TRUSTEES AND OFFICERS
                            GRAHAM E. JONES, TRUSTEE
                          ANTHONY C. PADDOCK, TRUSTEE
                        WILLIAM N. SEARCY, JR., TRUSTEE
             C. JAMES PRIEUR, CHAIRMAN, EXECUTIVE V.P. AND TRUSTEE
                JAMES M.A. ANDERSON, PRESIDENT, CEO AND TRUSTEE
                       JAMES F. ALBAN, TREASURER AND CFO
                      SUSAN J. WALSH, ASSISTANT TREASURER
                      DAVEY S. SCOON, ASSISTANT TREASURER
                         RICHARD GORDON, VICE PRESIDENT
                        HOWARD C. GREENE, VICE PRESIDENT
                        JOHN T. DONNELLY, VICE PRESIDENT
                           MAURA A. MURPHY, SECRETARY
                    NICOLE M. TREMBLAY, ASSISTANT SECRETARY

                               INVESTMENT ADVISER
                           SUN CAPITAL ADVISERS, INC.
                          ONE SUN LIFE EXECUTIVE PARK
                           WELLESLEY HILLS, MA 02481

                              INDEPENDENT AUDITORS
                             DELOITTE & TOUCHE LLP
                              200 BERKELEY STREET
                                BOSTON, MA 02116

                    ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT
                       STATE STREET BANK & TRUST COMPANY
                              225 FRANKLIN STREET
                                BOSTON, MA 02110

                                 LEGAL COUNSEL
                               HALE AND DORR LLP
                                60 STATE STREET
                                BOSTON, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.